As filed with the Securities and Exchange Commission on April 26, 2012.

Registration Nos. 333-91098 and 811-21127

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 15	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 33	☒

MERRILL LYNCH LIFE VARIABLE

ANNUITY SEPARATE ACCOUNT D

(Exact Name of Registrant)

TRANSAMERICA ADVISORS

LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(800) 346-3677

Name and Address of Agent for Service:	Copy to:

Darin D. Smith	Mary Thornton Payne, Esq.
4333 Edgewood Road, NE	Sutherland Asbill & Brennan LLP
Cedar Rapids, IA 52499-0001	1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under flexible premium individual deferred variable annuity contracts.

Prospectus

May 1, 2012

Merrill Lynch Life Variable Annuity Separate Account D (the “Separate Account”)

Flexible Premium Individual Deferred Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue Suite 1800, Little Rock Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here must be issued as an IRA Contract or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. If this Contract is not issued or purchased as such, the taxes on gains will not be deferred. The Contract provides a variety of investment features and options for income protection later in life. We no longer offer the Contract for sale to new purchasers.

The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through the IRA, IRA Account, or Roth IRA Account. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

It is important that you understand how the Contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each annuity option has different protection features intended to cover different kinds of income needs. Many of these annuity options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

The subaccounts available under this contract invest in underlying funds (“Funds”) of the Portfolio companies listed below:

AIM Equity Funds (Invesco Equity Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

Allianz Funds

American Century Capital Portfolios, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Funds II

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Value Opportunities Fund, Inc.

Columbia Funds Series Trust II

Davis New York Venture Fund, Inc.

Fidelity Advisor Funds

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Mid Cap Stock Fund, Inc.

MFS Series Trust I

MFS Series Trust II

MFS Series Trust IV

Oppenheimer Global Fund

Oppenheimer Main Street Funds®, Inc.

Oppenheimer Quest for Value Funds

PIMCO Funds

The Putnam Fund for Growth and Income

Putnam International Equity Fund

Putnam Voyager Fund

Ready Assets Prime Money Fund

Templeton Funds

Templeton Growth Fund, Inc.

For a complete list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this Contract and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the Contract, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The Funds available under this Contract are also available for direct purchase by the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you won’t pay Contract or separate account charges, but you also won’t have annuity options or death benefit features. Because of these additional Contract and separate account charges, which affect contract values and subaccount returns, you should refer only to information regarding the Funds available through the Company, rather than to information that may be available through alternate sources.

The value of your Contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the Contract (for Contracts held in an IRA Account or a Roth IRA Account, out of the Account) to the extent of gain is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

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What does this annuity cost?

We may impose a number of charges, including a surrender (sales) charge and an asset-based insurance charge. We provide more details on these charges, as well as a description of all other charges, later in the Prospectus.

This Prospectus contains information about the Contract and the Separate Account that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Separate Account. We have filed the Statement of Additional Information, dated May 1, 2012, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The Table of Contents for this Statement of Additional Information is found at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you are receiving this Prospectus as a current contract owner. As a current contract owner, you should note that the options, features, and charges of the Contract may vary over time, may vary depending on your state and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your Contract, and/or note Contract variations referenced throughout this Prospectus. Currently, this Contract is not available for purchase.

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DEFINITIONS

accumulation unit: A unit of measure used to compute the value of your interest in a subaccount prior to the annuity date.

annuitant: Annuity payments may depend upon the continuation of a person’s life. That person is called the annuitant.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 95th birthday.

attained age: The age of a person on the contract date plus the number of full contract years since the contract date.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The yearly anniversary of the contract date.

contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

contract value: The value of your interest in the Separate Account.

contract year: The period from the contract date to the first contract anniversary, and thereafter, the period from one contract anniversary to the next contract anniversary.

Individual Retirement Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408(b) of the Internal Revenue Code (“IRC”).

Individual Retirement Account (“IRA Account”): A custodial account meeting the requirements of Section 408(a) of the IRC.

joint annuitant: The Contract does not permit co-annuitants. However, you may designate a second person referred to as the joint annuitant for certain purposes solely under the GMIB rider. For the GMIB rider, the joint annuitant is a second person designated for payment of any GMIB under a joint and survivor life annuity. The joint annuitant does not have any rights under the Contract or rider.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account (“Roth IRA Account”): A custodial account meeting the requirements of Section 408A of the IRC.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

surrender value: The amount payable upon surrender of the Contract, equal to the contract value less any applicable surrender charge and any other charges which are collected upon a full withdrawal.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

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CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

As noted above, Contracts issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract or any endorsements, contact our Service Center.

The Contract must be issued as an IRA Contract or purchased through an established IRA Account or Roth IRA Account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). (See “Issuing the Contract”.) Federal law limits maximum annual contributions to IRAs, IRA Accounts, and Roth IRA Accounts.

The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through the IRA, IRA Account, or Roth IRA Account. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information —  Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. Because the minimum initial premium is $25,000, the Contract can only be purchased through an existing IRA Account or Roth IRA Account or by rollover from an existing IRA or Roth IRA contract, a qualified pension or profit sharing plan, or a governmental 457(b) plan. Subsequent premiums generally must be $50 or more. The maximum premium that will be accepted without Company approval is $1,000,000. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life exceed $1,000,000.

Under Federal law for 2010, you may contribute up to $5,000 to all IRA Contracts, IRA Accounts, and Roth IRA Accounts. The maximum contribution limit is increased to $6,000 if you will be age 50 or older by December 31, 2010. Excess premiums will be assessed with a 6% Federal penalty each year until the excess money is withdrawn from the account. Maximum contributions may rise each year. Please contact a tax advisor for further information.

The Separate Account

As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest your contract value. For the first 14 days following the contract date, we put all premiums into the Ready Assets Prime Money Fund Subaccount. After the 14 days, we will put the money into the subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the Ready Assets Prime Money Fund Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or contract value among 18 of the available subaccounts. Generally, within certain limits you may transfer contract value periodically among subaccounts.

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The Funds Available For Investment

The funds available under the Contract are listed in Appendix A.

If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.

Fees and Charges

Asset-Based Insurance Charge

We currently impose an asset-based insurance charge of 1.30% annually to cover certain risks. It will never exceed 1.30% annually.

The asset-based insurance charge compensates us for:

•	costs associated with the establishment and administration of the Contract;

•	mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract; and

•	expense risks we assume to cover Contract maintenance expenses.

We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. This charge ends on the annuity date.

Surrender Charge

We may impose a surrender charge if you withdraw money from the Contract. The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% each year. After the seventh year, the surrender charge is 0%. The surrender charge applies to each subsequent premium payment, as well as the initial premium payment.

Contract Fee

We impose a $40 contract fee at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract if the greater of contract value, or premiums less withdrawals, is less than $50,000. We may also waive this fee in certain circumstances where you own more than three Contracts. This fee ends after the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your contract value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract. This fee ends on the annuity date.

Premium Taxes

On the annuity date, we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5% for qualified plans. In some jurisdictions, we deduct a charge for premium taxes from any withdrawal, surrender, or death benefit payment.

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Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about all fees and charges imposed on the Contract under “Charges and Deductions”.

Transfers Among Subaccounts

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. However, the Allianz NFJ Small-Cap Value Subaccount, Delaware Smid Cap Growth Subaccount, Fidelity® Advisor Stock Selector Mid Cap Subaccount, Fidelity® Advisor Overseas Subaccount, The Bond Fund of AmericaSM Subaccount, The Growth Fund of America® Subaccount, The Income Fund of America® Subaccount, and The Investment Company of America® Subaccount are closed to transfers of contract value from other subaccounts. You may make more than twelve transfers among available subaccounts, but we may charge $25 per extra transfer. (See “Transfers Among Subaccounts”.) We may impose additional restrictions on transfers. (See “Transfers Among Subaccounts — Disruptive Trading.”)

Several specialized transfer programs are available under the Contract. You cannot use more than one such program at a time.

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First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in fund share prices over time. (See “Dollar Cost Averaging Program”.) (There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss.)

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Second, through participation in the Asset Allocation Program, you may select one of five asset allocation models. Your contract value is rebalanced quarterly based on the asset allocation model selected. (See “Asset Allocation Program”.)

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Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your contract value quarterly, semi-annually, or annually in each contract year in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program”.)

Withdrawals

Withdrawals are generally subject to a surrender charge (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into the Contract that have not been withdrawn in prior contract years and are subject to a surrender charge, less any prior withdrawals during that contract year; and

(b) =	the gain in the Contract plus premiums remaining in the Contract that are not subject to a surrender charge.

The gain in the Contract equals the excess, if any, of the contract value at the time of withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums.

You may take your free withdrawals through lump sum withdrawals or the Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. For more information, see “Withdrawals and Surrenders”.

Partial withdrawals will reduce your contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example,

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partial withdrawals may reduce benefits under the GMIB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

A withdrawal may have adverse tax consequences, including the imposition of a 10% penalty tax on withdrawals prior to age 59 1/2 (see “Federal Income Taxes”).

Death Benefit

Regardless of investment performance, this Contract provides a guaranteed minimum death benefit (“GMDB”) if you die before the annuity date. The death benefit equals the greater of the GMDB or the contract value.

If you are age 80 or over when the Contract is issued, the GMDB equals premiums less adjusted withdrawals.

If you are under age 80 when the Contract is issued, the GMDB equals the Maximum Anniversary Value GMDB. The Maximum Anniversary Value GMDB equals the greater of premiums less “adjusted” withdrawals or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract, increased by premiums and decreased by “adjusted” withdrawals. An anniversary value is calculated through the earlier of the owner’s attained age 80 or date of death.

You can find more detailed information about the death benefit, and how it is calculated, including age limitations that apply, under “Death Benefit”.

The payment of a death benefit may have tax consequences (see “Federal Income Taxes”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. For Contracts purchased through an established IRA Account or Roth IRA Account with MLPF&S, you may select an annuity date that cannot be later than the annuitant’s 95th birthday. If you do not select an annuity date, the annuity date for such Contracts is the older annuitant’s 95th birthday. For Contracts purchased through an IRA Account, keep in mind that you may need to take distributions or annuitize prior to the older annuitant’s 95th birthday to meet Federal minimum distribution requirements. The annuity date for IRA Contracts is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Federal Income Taxes”).

All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the

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contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the Ready Assets Prime Money Fund Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender (sales) charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges. Because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges Other Than Fund Expenses
Annual Contract Fee[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Current and Maximum Asset-Based Insurance Charge	1.30%
Annual Charge for Optional Rider:
Guaranteed Minimum Income Benefit (as an annualized percentage of GMIB Benefit Base)[4]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]	There is no charge for the first 12 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.
[3]	The contract fee will be assessed annually at the end of each contract year and upon a full withdrawal if the greater of contract value, or premiums less withdrawals, is less than $50,000.
[4]

The GMIB charge will be deducted at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For Contracts issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the most recently ended fiscal year before any contractual waivers and expense reimbursements. Although certain Fund classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

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Range of Expenses for the Funds[5]	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.565%	—	1.48%

[5]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the most recently ended fiscal year for each Fund. Current or future expenses may be greater or less than those shown.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, the Annual Contract Fee, Separate Account Annual Expenses, the GMIB Fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$979	$1510	$2058	$3727

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$894	$1251	$1609	$2832

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$338	$1035	$1763	$3727

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$246	$761	$1309	$2832

Based on average Contract size, the Examples reflect the $40 contract fee as 0.04% of average assets. They assume the GMIB Rider is elected. They reflect the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base collected at the end of each calendar quarter. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

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Most Recently Ended Fiscal Years

This prospectus reflects information for each Fund as of the end of each Fund’s most recently completed fiscal year for which information was available as of the date of this Prospectus. These fiscal years are as follows:

Fiscal Year End	Funds
March 31, 2011	BlackRock Value Opportunities Fund, Inc., American Century Equity Income Fund, PIMCO Total Return Fund, Invesco Van Kampen Mid Cap Growth Fund

June 30, 2011	BlackRock Basic Value Fund, Inc., Allianz NFJ Small-Cap Value Fund, Allianz NFJ Mid-Cap Value Fund, Delaware Smid Cap Growth Fund, Putnam International Equity Fund, Columbia Select Smaller-Cap Value Fund

July 31, 2011	AllianceBernstein Growth & Income Fund, AllianceBernstein Large Cap Growth Fund, Inc., American Funds® The Income Fund of America ®, Davis New York Venture Fund, Inc., Putnam Voyager Fund

August 31, 2011	BlackRock Capital Appreciation Fund, Inc., American Funds® The Growth Fund of America ®, MFS Growth Fund, MFS Research International Fund, MFS Mid Cap Growth Fund, Oppenheimer Main Street Fund®, Templeton Growth Fund, Templeton Foreign Fund

September 30, 2011	BlackRock Total Return Fund, BlackRock U.S. Government Bond Portfolio, Oppenheimer Global Fund

October 31, 2011	BlackRock Global Allocation Fund, Inc., Invesco Constellation Fund, Fidelity® Advisor Overseas Fund, Oppenheimer Quest Opportunity Value Fund, Putnam Fund for Growth and Income

November 30, 2011	Fidelity® Advisor Equity Growth Fund, Fidelity® Advisor Stock Selector Mid Cap Fund

December 31, 2011	BlackRock S&P 500 Index Fund, Ready Assets Prime Money Fund, Invesco Charter Fund, American Funds® The Bond Fund of America SM, American Funds® The Investment Company of America®, Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Mid Cap Stock Fund, Inc., Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the Ready Assets Prime Money Fund Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (besides the Ready Assets Prime Money Fund Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

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The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

We are a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and engaged in the sale of life insurance and annuity products. We changed our corporate location to Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, we were known as Merrill Lynch Life Insurance Company. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

THE SEPARATE ACCOUNT

The Merrill Lynch Life Variable Annuity Separate Account D (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.

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We established the Separate Account on June 21, 2002. It is governed by Arkansas law, our state of domicile. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account meets the definition of a separate account under the Federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Separate Account. The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.

Subaccount Investments

The previously available subaccounts, the Allianz NFJ Small-Cap Value Fund of the Allianz Funds, The Bond Fund of America, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, of the American Funds® Fidelity® Advisor Stock Selector Mid Cap Fund of the Fidelity Advisor Funds, Fidelity® Advisor Overseas Fund of the Fidelity Advisor Series VIII, and the Delaware Smid Cap Growth Fund of the Delaware Group Equity Funds IV are closed to allocations of new premiums and incoming transfers of contract value. All subaccounts invest in one of the following mutual funds or a corresponding portfolio thereof: BlackRock Basic Value Fund, Inc., BlackRock Total Return Fund, BlackRock Capital Appreciation Fund, Inc., BlackRock Global Allocation Fund, Inc., Ready Assets Prime Money Fund, BlackRock S&P 500 Index Fund, BlackRock Value Opportunities Fund, Inc., BlackRock U.S. Government Bond Portfolio, AIM Equity Funds (Invesco Equity Funds), AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., Allianz NFJ Mid-Cap Value Fund, American Century Capital Portfolios, Inc., Davis New York Venture Fund, Inc., Fidelity Advisor Funds, Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Mid Cap Stock Fund, Inc., MFS Series Trust I, MFS Series Trust II, MFS Series Trust IV, Oppenheimer Global Fund, Oppenheimer Main Street Funds, Oppenheimer Quest for Value Funds, PIMCO Funds, The Putnam Fund for Growth and Income, Putnam International Equity Fund, Putnam Voyager Fund, Seligman Value Fund Series, Inc., Templeton Funds, Templeton Growth Fund, Inc., Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, or Invesco Van Kampen Mid Cap Growth Fund. Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other funds or portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other fund or portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available through the Contract may have names similar to funds or portfolios not available through the Contract. All of the underlying mutual funds offered through this Separate Account are available to the general public.

INVESTMENTS OF THE SEPARATE ACCOUNT

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to the Separate Account as well as members of the general public. Shares of these Funds may be offered to separate accounts of Transamerica Advisors Life Insurance Company of New York (an indirect wholly owned subsidiary of AEGON USA).

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The Funds

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The funds available under the Contract are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

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Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees range from 0.125% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Recordkeeping and Transfer Agency Fees. We receive fees from Fund assets for certain recordkeeping and transfer agency services. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees range from 0% to 0.10% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.025% to 0.30% annually.

The combined percentages we receive with regard to each Fund currently range from 0.325% to 0.525%.

Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

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Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the contract value of your Contract resulting from the performance of the Funds you have chosen.

Other Share Classes and Portfolios

The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment

The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Substitution of Investments and Changes to the Separate Account

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

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CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.

Asset-Based Insurance Charge

We currently impose an asset-based insurance charge on the Separate Account that equals 1.30% annually. It will never exceed 1.30%.

We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. Finally, this charge compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers, Asset Allocation, Rebalancing, and Dollar Cost Averaging.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

Surrender Charge

When Imposed

We may impose a surrender charge on withdrawals from the Contract. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from the Contract held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing surrender charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders”.)

Amount of Charge

We may impose a surrender charge if you withdraw money from the Contract. The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% each year. After the seventh year, the surrender charge is 0% for that premium.

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Number of Complete Years Elapsed Since Premium Was Paid	Surrender Charge
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

The charge is calculated on total premiums withdrawn from the Contract. If, however, your contract value at the time of withdrawal is less than your premiums paid in, the charge is based on your contract value. Gain in contract value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Surrender Charge Works

If you made a $5,000 premium payment and withdrew the entire $5,000 two years later, we would impose a 5% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment and due to negative investment experience only $4,500 remained in the Contract when you withdrew it two years later, we would impose a 5% charge only on $4,500 of the original premium. If instead the $5,000 premium payment grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in contract value through withdrawals two years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 5% surrender charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your contract value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Contract has a current contract value of $100,000. $60,000 is in the BlackRock Basic Value Subaccount, and $40,000 is in the BlackRock Capital Appreciation Subaccount. Kim withdraws $20,000 from the Contract, and the entire $20,000 is subject to a 5% surrender charge ($1,000). Accordingly, $600—60% of $1,000—is deducted from the BlackRock Basic Value Subaccount and $400—40% of $1,000—is deducted from the BlackRock Capital Appreciation Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect of the deduction this charge will have on the number of accumulation units credited to a Contract.)

Contract Fee

We may charge a $40 contract fee at the end of each contract year. We will impose this fee if the greater of contract value, or premiums less withdrawals, is less than $50,000.

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The contract fee reimburses us for additional expenses related to maintenance of certain Contracts with lower contract values. We do not deduct the contract fee after the annuity date. The contract fee will never increase.

If the contract fee applies, we will deduct it as follows:

•	We deduct this fee from your contract value at the end of each contract year before the annuity date.

•	We deduct this fee from your contract value if you surrender the contract on any date other than a contract anniversary.

•	We deduct this fee on a pro rata basis from all subaccounts in which your contract value is invested.

Currently, a contract owner of more than three of these Contracts will be assessed no more than $120 in contract fees annually. We reserve the right to change this limit on contract fees at any time.

Guaranteed Minimum Income Benefit Fee

If you elect the GMIB, we will deduct a fee at the end of each calendar quarter and upon termination of the Rider. We will determine the fee for that period by multiplying 0.50% by the GMIB Benefit Base and dividing by 12 on the last business day of each month or upon termination of the Rider. (For Contracts issued before October 16, 2004, we will use 0.40% multiplied by the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from the contract value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. We won’t deduct this fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

Other Charges

Transfer Charges

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we may, but currently do not, charge you $25 for each extra transfer. We deduct this charge pro rata from the subaccounts from which you are transferring contract value. Currently, transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program”, “Asset Allocation Program”, “Rebalancing Program”, and “Transfers Among Subaccounts”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund. Although certain Fund Classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract.

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Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5% for qualified plans. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of the Contract

The contract owner is entitled to exercise all rights under the Contract. For IRA Contracts, the contract owner and annuitant must be the same person. For Contracts purchased through an IRA Account or Roth IRA Account, the contract owner will be the Account and the annuitant must generally be the IRA Account or Roth IRA Account owner.

You may designate a beneficiary. (For Contracts issued through an IRA Account or a Roth IRA Account, the beneficiary must be designated as MLPF&S FBO (custodial account owner name).) If you die, the beneficiary will receive a death benefit.

Issuing the Contract

Issue Age

For IRA Contracts, the contract owner and annuitant generally must be under 70 1/2 years old when we issue the Contract, unless certain exceptions are met. For Contracts purchased through an established IRA Account or Roth IRA Account with MLPF&S, the owner of the IRA Account or Roth IRA Account and any annuitant must be under 90 years old when we issue the Contract. If you elect the GMIB, any annuitant must be 75 years old or younger.

Information We Need To Issue The Contract

Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no Contract will be issued.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the

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contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we’ll refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed to invest the premiums immediately in subaccount(s) other than the Ready Assets Prime Money Fund Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Premiums

Minimum and Maximum Premiums

Because the initial premium payment must be $25,000 or more, the Contract can only be purchased through an existing IRA Account or Roth IRA Account with MLPF&S or by rollover from an existing IRA or Roth IRA contract, a qualified pension or profit sharing plan, or a governmental 457(b) plan. Subsequent premium payments generally must each be $50 or more. You can make subsequent premium payments at any time before the annuity date. The maximum premium that will be accepted without Company approval is $1,000,000. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. We also reserve the right to reject premium payments for any other reason.

New contributions (i.e. contributions other than transfers and rollovers) cannot be made to an IRA after age 70 1/2; however, if the Contract is held by an IRA Account or Roth IRA Account, we will accept new contributions into the Contract, but not the Account.

The Contract must be issued as an IRA Contract or purchased through an established IRA Account or Roth IRA Account with MLPF&S. Federal law limits maximum annual contributions to the Contract.

For IRA Contracts, we accept the following as initial premiums:

•	rollover contributions from certain qualified plans, governmental 457(b) plans, and IRAs;

•	amounts transferred from another IRA; and

•	contributions made pursuant to a Simplified Employee Pension up to certain limits.

Additional premiums will be accepted but cannot exceed the annual contribution limits for a calendar year, as specified under the IRC. The contract owner must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the IRC. The contract owner must also determine whether such amount qualifies as a permissible rollover contribution for income tax purposes.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the contract date, we will hold all premiums in the Ready Assets Prime Money Fund Subaccount. After the 14 days, we will reallocate the contract value to the subaccounts you selected. In

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Pennsylvania, we will invest all premiums as of the contract date in the subaccounts you selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the Ready Assets Prime Money Fund Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts.

Currently, you may allocate your premium among 18 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Basic Value Subaccount, 58% allocated to the BlackRock U.S. Government Bond Subaccount and 30% allocated to the BlackRock S&P 500 Index Subaccount. However, you may not allocate 33 1/3% to the BlackRock Basic Value Subaccount and 66 2/3% to the BlackRock U.S. Government Bond Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

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The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, no new annuitant may be named on IRA Contracts or Contracts purchased through an IRA Account or Roth IRA Account established with MLPF&S, and the death benefit will be paid to the beneficiary. If your sole beneficiary is your surviving spouse, he or she may instead elect to continue the Contract. (See “Spousal Continuation”.)

Transfers Among Subaccounts

General

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. Currently, transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program”, “Asset Allocation Program”, and “Rebalancing Program”.)

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of contract value. You must transfer at least $100 or the total value of a subaccount, if less.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. ( ET ), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading

Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

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Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed.

If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;

•	limiting the dollar or percentage of contract value that may be transferred among the subaccounts at any one time; and

•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective and consequently may result in certain trading activities being prohibited while others are allowed to proceed. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short- term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

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Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds from intermediaries such as retirement plans or separate accounts funding variable insurance contracts generally are “omnibus” orders. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging Program

What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month we will transfer amounts from the subaccount that you designate and allocate them, in accordance with your allocation instructions, to the subaccounts that you select as described below in “Minimum Amounts”.

If you choose the Asset Allocation Program or the Rebalancing Program, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

Participating in the DCA Program

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount. We determine the amount required by multiplying the specified length of your DCA Program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your designated subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

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When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract.

Asset Allocation Program

The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program. This disclosure explains the material features of the Asset Allocation Program. The application and operation of the Asset Allocation Program are subject to the terms and conditions of the contract itself.

General. We make available to contract owners an Asset Allocation Program, for which our affiliate Transamerica Asset Management, Inc. (“TAM”) provides investment advice. TAM is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we currently pay TAM 0.0375% of the value of the assets in the Merrill Lynch Investor Choice Annuity® and the IRA Annuity® product’s Asset Allocation Programs. We pay compensation for these services from our own company assets. We may alter the amount we pay, or cease paying, TAM for these services at any time in our sole discretion. If you participate in the Asset Allocation Program, TAM serves as investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all contract value in the Program. You do not pay a fee for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of TAM; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.

There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.

Asset Allocation Models. Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will elect to have his or her contract value allocated according to one of the model portfolios developed by TAM. There are currently five asset allocation models to choose from:

•	Conservative (formerly, Capital Preservation) – seeks capital preservation

•	Moderately Conservative (formerly, Income) – seeks income

•	Moderate (formerly, Income & Growth) – seeks income and growth

•	Moderately Aggressive (formerly, Growth) – seeks growth

•	Aggressive (formerly, Aggressive Growth) – seeks aggressive growth

When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Your Financial Advisor can assist you in completing the questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the Program participant based on his or her financial situation, investment objectives, and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative, but the models are not constructed on an individualized basis for any one Program participant. Each model identifies one or more specific subaccounts and the percentage of premium or contract value allocated to each of those subaccount(s). The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models may include subaccount(s) which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. You may lose money by investing

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in an asset allocation model, the model may not perform as intended, an asset allocation model may perform better or worse than other models, and the models depend on the performance of the underlying funds of each model. The asset allocation models may be unsuccessful in maximizing returns and/or avoiding investment losses.

Changes to the Composition of Asset Allocation Models. On a quarterly basis, TAM reviews the asset allocation models and may adjust the composition of each model, which may include changes to the subaccount(s) in the model and/or the percentage allocations. Any adjustments become effective on the last business day of the calendar quarter.

If, as a result of such review, a change is made to an asset allocation model, TAM will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). TAM provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, the Asset Allocation Program will be terminated as to that Program participant. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will no longer receive written materials from TAM about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.

Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of the calendar quarter.

Initial Allocation to the Selected Asset Allocation Model. At the time you elect the Asset Allocation Program, you may choose to reallocate your contract value on the date of your election to the asset allocation model currently in effect, or you may choose to have your contract value reallocated on the last business day of the calendar quarter in which we receive the information necessary to process your request to the asset allocation model in effect for the calendar quarter following your election.

Quarterly Rebalancing. On the last business day of each calendar quarter, we automatically rebalance the contract value to maintain the subaccount(s) and percentages for each Program participant’s selected asset allocation model. This quarterly rebalancing takes account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance,

•	increases and decreases in contract value in each subaccount due to withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments, and

•	any adjustments TAM has made to the selected model.

The first quarterly rebalancing will occur at the end of the first calendar quarter following the date the Program participant elects to participate in the Asset Allocation Program.

We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums. The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly. In addition, in the event that a Program participant terminates his or her participation in the Program, unless we receive different instructions, any future premium payments will be allocated according to the percentage allocations of the previously selected model under the Program at the time the Program participant elected to terminate his or her participation.

Other Information. At any time, a Program participant can request to change his or her selected model or can elect to terminate his or her participation in the Asset Allocation Program and allocate his or her contract value among the subaccounts. If a Program participant allocates contract value among the subaccounts, his or her participation in the Asset Allocation Program will terminate and we will consider the Program participant to be in a self-directed portfolio.

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TAM will remind Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify their Financial Advisor of any changes to their financial situation or investment objectives or contact us if they wish to change their selected model or create a self-directed portfolio.

Funds selected by TAM to be part of an asset allocation model may be advised or subadvised by TAM or one of its affiliates. To the extent that TAM includes such proprietary Funds in its models, TAM and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) TAM considers the compensation it receives, among a number of other factors, when deciding to include proprietary funds in the asset allocation models. You should be aware of this potential financial benefit if you elect to participate in the Asset Allocation Program.

For more information on TAM’s role as investment adviser for the Program, please see TAM’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to Program participants at the time they enroll in the Program and annually thereafter. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-535-5549 with questions about the Asset Allocation Program or the asset allocation models at any time.

Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.

This Asset Allocation Program may be terminated or altered at any time by us with regard to existing Contracts or future Contracts, or both, for some or all classes of Contracts.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your contract value quarterly, semi-annually, or annually according to the frequency, subaccounts, and percentages you select based on your investment goals and risk tolerance. After you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. Depending on the frequency you select (on the last business day of each calendar quarter for quarterly rebalancing, on the last business day of June and December for semi-annual rebalancing, or on the last business day of December for annual rebalancing), we automatically reallocate your contract value to maintain the particular percentage allocation among the subaccounts that you have selected. You may change the frequency of your Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance, and

•	increases and decreases in contract value in each subaccount due to withdrawals, transfers, and premiums.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or by telephone, once we receive proper telephone authorization. If you elect the Rebalancing Program, you must include all contract value in the program. Unless you instruct us otherwise, we allocate all premiums in accordance with the subaccount allocations that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract.

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For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot use the Rebalancing Program.

Withdrawals and Surrenders

When and How Withdrawals are Made

Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals, discussed below. We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into the Contract that have not been withdrawn in prior contract years and are subject to a surrender charge, less any prior withdrawals during that contract year; and

(b) =	the gain in the Contract plus premiums remaining in the Contract that are not subject to a surrender charge.

The gain in the Contract equals the excess, if any, of the contract value at the time of withdrawal over total premiums paid into the contract less prior withdrawals of these premiums.

Any amount previously withdrawn from the Contract during that contract year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The contract value remaining after any withdrawal must be at least $5,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. (See “Federal Income Taxes”.)

Remember that partial withdrawals will reduce your contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMIB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

Example. Assume that you pay an initial premium of $100,000. Assume that your contract value equals $105,000 on a subsequent date due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of remaining premiums that are subject to a surrender charge, less any prior withdrawals during that contract year (10% of $100,000 = $10,000), and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

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Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value. You may make a withdrawal request in writing to our Service Center or, once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $5,000 must remain in the Contract after you make a withdrawal. If you request a withdrawal that would reduce your contract value below $5,000, we reserve the right to seek additional instructions from you to either reduce the amount requested or request a full withdrawal. In such cases, if we do not receive additional instructions from you within seven days from the date we received your original request, we will process a withdrawal for the amount you originally requested and you will have 30 days from the date we process the withdrawal to bring your contract value up to at least $5,000. If your contract value has not reached $5,000 within 30 days, we will treat that as a request for a full withdrawal of your Contract, subject to any applicable surrender charges. We reserve the right to change these minimums.

Systematic Withdrawal Program

You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually or annually. We currently limit the total amount of these withdrawals in any contract year to an amount no greater than 10% of the total premiums paid into the Contract that have not been withdrawn in prior contract years and are subject to a surrender charge, plus 100% of total premiums paid into the Contract that have not been withdrawn and are no longer subject to a surrender charge, less any prior amount withdrawn from the Contract during that contract year. Each withdrawal must be for at least $100 and the remaining contract value must be at least $5,000. You may change the specified dollar amount or frequency of withdrawals or stop the Systematic Withdrawal Program at any time upon notice to us. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value.

We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make any other changes to this program at any time.

The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the Contract in the same contract year, exceed the “free withdrawal amount” described under “When and How Withdrawals are Made” above.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable surrender charge, minus any applicable contract fee, minus any applicable GMIB fee, and minus any applicable charge for premium taxes. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. (See “Federal Income Taxes”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an address change;

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•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;

•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;

(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

(c)	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or

(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the Ready Assets Prime Money Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Ready Assets Prime Money Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

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Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. We are not responsible for the validity of such a request.

If you change the owner or annuitant on a Contract purchased through an IRA Account or Roth IRA Account with MLPF&S (i.e., for spousal continuation), the new owner must be less than 90 years old, and the new annuitant must be under 90 years old.

Death Benefit

General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit (“GMDB”) to the beneficiary if you die before the annuity date. (If an owner is an IRA Account or Roth IRA Account, then the death of the annuitant will be treated as the death of the owner.) Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if you die before the annuity date, Federal tax law may require us to distribute the entire contract value within five years of your date of death. Special rules may apply to a surviving spouse. (See “Federal Income Taxes”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received and we pay the death benefit in a lump sum. For multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death his or her share of the death benefit. For IRA Accounts and Roth IRA Accounts, we will pay the death benefit to the Account. We will not pay any remaining beneficiary his or her share of the death benefit until we receive proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that contract value will increase or decrease until such time as they submit due proof of death or 60 days following our receipt of a certified death certificate, whichever is sooner.

If the age of an owner (or annuitant, if the owner is an IRA Account or Roth IRA Account) is misstated, any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary (except for an IRA Account or Roth IRA Account), you may change the beneficiary at any time before the annuity date.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Income Taxes — Taxation of Death Benefit Proceeds”.)

Calculation of Death Benefit

The death benefit is equal to the greater of:

(i)	the contract value; or

(ii)	GMDB.

If you are under age 80 on the contract date, the GMDB equals the Maximum Anniversary Value GMDB. If you are age 80 or over on the contract date, the GMDB equals the Return of Premium GMDB.

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Maximum Anniversary Value GMDB

The Maximum Anniversary Value GMDB is equal to the greater of:

(i)      the premiums paid into the Contract less “adjusted” withdrawals from the Contract; or

(ii)     the Maximum Anniversary Value.

For the Maximum Anniversary Value GMDB formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by the greater of [(a) or (b)] ÷ (c) where:

a   =  premiums paid into the Contract less previous “adjusted” withdrawals;

b   =  the Maximum Anniversary Value; and

c   =  the contract value.

Values for (a), (b), and (c) are calculated immediately prior to the withdrawal.

The Maximum Anniversary Value is equal to the greatest anniversary value for the Contract. An anniversary value is equal to the contract value on a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since that anniversary. “Adjusted” withdrawals are calculated according to the formula that appears immediately above this section.

To determine the Maximum Anniversary Value, we will calculate an anniversary value for each contract anniversary through the earlier of your attained age 80 or the anniversary on or prior to your date of death. If an owner is a non-natural person, then the annuitant’s age, rather than the owner’s, will be used.

We will calculate the Maximum Anniversary Value based on your age (or the age of the annuitant, if the owner is an IRA Account or Roth IRA Account) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not reached attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the anniversary on or prior to the ownership change, increased by premium payments and decreased by “adjusted” withdrawals since that anniversary.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix B.

Return of Premium GMDB

The Return of Premium GMDB is equal to:

(i)	premiums paid into the Contract less

(ii) “adjusted” withdrawals from the Contract.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

a   =  premiums paid into the Contract less previous “adjusted” withdrawals; and

b   =  the contract value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

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Spousal Continuation

If your beneficiary is your surviving spouse, your spouse may elect to continue the Contract if you die before the annuity date. If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. For IRA Accounts and Roth IRA Accounts, the sole designated beneficiary of the Account must be your spouse in order to continue the Contract or the rider. Your spouse becomes the annuitant and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we determine the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. Your interest in each subaccount available at that time for allocations of premiums and transfers of contract value will be increased by the ratio of your contract value in each subaccount to your contract value prior to the increase.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage spouses.  Consult a tax advisor for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for Contracts purchased through an IRA Account or Roth IRA Account with MLPF&S is the older annuitant’s 95th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Keep in mind that you may need to take distributions or annuitize at age 70 1/2 to meet Federal minimum distribution requirements under a Contract purchased through an IRA Account. Until the annuity date, the contract value will fluctuate.

Generally, the annuity date for IRA Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA Contracts to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the contract date.

You may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to IRA contract owners to comply with the IRC or regulations under it.

We calculate your annuity payments as of the annuity date, not the date when annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value on the annuity date, less any applicable charges and any applicable premium taxes, to our then current annuity purchase rates. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex (where permitted) at the time payments begin. The rates will never be less than those shown in the Contract.

If the age and/or sex of the annuitant was misstated to us, resulting in an incorrect calculation of annuity payments, we will adjust future annuity payments to reflect the correct age and/or sex. We will deduct any amount we overpaid as the result of a misstatement from future payments with interest at an annual rate not to exceed the maximum permitted in your state. Likewise, if we underpaid any amount as the result of a misstatement, we will correct it with the next payment with interest at an annual rate not to exceed the maximum permitted in your state.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $50 (or a different minimum

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amount, if required by state law), we may change the frequency of payments so that all payments will be at least $50 (or the minimum amount required by state law). For IRA Accounts and Roth IRA Accounts, we will make annuity payments directly to the Account.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract does not participate in the performance of the Separate Account. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Please note that the annuity payment options without a life contingency (e.g., payments of a fixed amount) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options. If you or the annuitant dies while guaranteed payments remain unpaid, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. For IRA Accounts and Roth IRA Accounts, if the annuitant dies before the guaranteed amount has been paid, the beneficiary may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. For IRA Accounts and Roth IRA Accounts, if the annuitant dies before the end of the period, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death. This option is a “pure” life annuity. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

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Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. For IRA Accounts and Roth IRA Accounts, if the annuitant dies before the guaranteed period ends, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. For IRA Accounts and Roth IRA Accounts, if the annuitant dies while guaranteed amounts remain unpaid, the beneficiary may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed amount in a lump sum.

Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. This option is a “pure” life annuity. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. For IRA Accounts and Roth IRA Accounts, if the annuitant and the designated second person die before the end of the period, the beneficiary and designated secondary person may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA Contract owners. Payments will be made annually based on either (a) the life expectancy of the annuitant; (b) the joint life expectancy of the annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. Each subsequent payment will be made on the anniversary of the annuity date. Interest will be credited at our current rate for this option. On the death of the measuring life or lives prior to full distribution of the remaining value, we will pay that value to the beneficiary in a lump sum.

Guaranteed Minimum Income Benefit

General

The Guaranteed Minimum Income Benefit (“GMIB”) is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the Rider. If you elect the GMIB, you can know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premium payments, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

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There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB, you must elect the feature at issue. The effective date of the GMIB Rider is the contract date. For payment of any GMIB benefit under a joint and survivor life annuity, you will be asked to designate a second person, referred to as the joint annuitant, at issue. You cannot elect GMIB if the older of the annuitant or joint annuitant is older than age 75 on the contract date. Once elected, you may not cancel the GMIB Rider. The GMIB Rider will be terminated upon full surrender, annuitization, or death. The GMIB Rider will also terminate if the annuitant or joint annuitant is changed and, on the contract date, the new annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity contracts with a GMIB Rider having the same older of the annuitant or joint annuitant to exceed $2,000,000.

This feature is not available in Minnesota.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB, we base the amount of minimum income available to you upon the application to the GMIB Benefit Base (less applicable premium taxes) of the GMIB payout rates shown in the Annuity Option Tables attached to the GMIB Rider (“GMIB payout rates”). The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a contract value, cash value, minimum death benefit or a minimum return for any subaccount. Because the GMIB payout rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying the contract value (less applicable premium taxes) on your annuity date to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor”. Your amount of lifetime income, however, will not be less than it would be if we applied your contract value (less applicable premium taxes) on the exercise date to then-current annuity payout rates for the same annuity option. Annuity payout rates depend on the sex (when permissible) and attained age of the annuitant(s).

Your GMIB Benefit Base increases if you make subsequent premiums and decreases if you withdraw money from your Contract. The GMIB Benefit Base is equal to the greater of:

(1)	the GMIB Maximum Anniversary Value; and

(2)	GMIB Premiums Compounded at 5%.

GMIB Maximum Anniversary Value. To determine the GMIB Maximum Anniversary Value, we will calculate an anniversary value for the contract date and for each contract anniversary through the earlier of the contract anniversary on or following the 80th birthday of the older of the annuitant or joint annuitant and the date you exercise the GMIB. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premiums and decreased by “adjusted” withdrawals since the contract date or that anniversary. The GMIB Maximum Anniversary Value is equal to the greatest of these anniversary values.

Each “adjusted” withdrawal equals the amount withdrawn multiplied by the GMIB Maximum Anniversary Value divided by the contract value, both of which are determined immediately prior to the withdrawal.

GMIB Premiums Compounded at 5%. GMIB Premiums Compounded at 5% equals (i) minus (ii) where:

(i)	equals premiums paid with interest compounded daily from the date received; and

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(ii)	equals “adjusted” withdrawals from the Contract with interest compounded daily from the date of each withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or joint annuitant or the date you exercise the GMIB.

Each “adjusted” withdrawal equals the amount withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all withdrawals during the Contract Year, including any currently requested withdrawal. If the total of all withdrawals since the previous Contract Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Contract Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Contract Year, excluding leap day, divided by 365.

Any withdrawal that causes the total of all withdrawals since the beginning of the contract year, including the currently requested withdrawal, to exceed 5% of the GMIB Premiums Compounded at 5% at the beginning of that contract year will be “adjusted” so that it reduces the GMIB Premiums Compounded at 5% proportionally. The adjustment is determined by multiplying the withdrawal by the ratio of the GMIB Premiums Compounded at 5% to the contract value, where both values are calculated immediately prior to the withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% to be reduced by more than the amount of the withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins on the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB Rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the Rider if the older of the annuitant or joint annuitant is older than age 75 on the contract date. If you annuitize your Contract at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for IRAs), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your Contract twelve and one-half years after you purchase the Contract or seven years after you purchase the Contract.

You are not required to use the GMIB to receive annuity payments. However, we will not refund fees paid for the GMIB if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB, which should be viewed as a payment “floor”.

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity

•	Joint and Survivor Life Annuity

•	Life Annuity with Payments Guaranteed for 10 Years

•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payment Guaranteed for 10 years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB Rider.

Change of Annuitant

If a joint annuitant is changed and, on the contract date, the new annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s age on the contract date was older than the current age of the oldest annuitant or joint annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant, the GMIB Rider will terminate.

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Federal tax law requires that under an IRA, the owner must be the annuitant. These tax laws may limit your right to change the annuitant or joint annuitant, which you would otherwise have under the GMIB Rider. Consult a tax advisor.

If a joint annuitant is changed and, on the contract date, the new annuitant was older than the previous oldest annuitant or joint annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant, we will use the new annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the contract anniversary on or following age 85 of the oldest annuitant or joint annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Contract due to full surrender, annuitization, or death; or (4) a change of annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the Contract as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

Gender-Based Payout Rates

Generally, the Contract provides for gender-based payout rates when life annuity options are chosen. However, in Montana, which has regulations prohibiting gender-based rates, blended unisex payout rates will be applied to both male and female annuitants. Unisex payout rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based payout rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex payout rates.

FEDERAL INCOME TAXES

Federal Income Taxes

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (“IRS”) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

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When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. If you invest in a variable annuity as an IRA Contract, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Tax Status of the Contract

You may purchase the Contract as a traditional IRA Contract or through an established IRA Account or Roth IRA Account with MLPF&S. You should be aware that if you purchase the Contract as an investment vehicle for an IRA Account or Roth IRA Account, you may pay fees in excess of those that you would otherwise pay if the publicly available mutual funds available under the Contract are purchased by the IRA Account or Roth IRA Account directly from the mutual fund provider. If you purchase the Contract for use as an investment vehicle for an IRA Account or Roth IRA Account, the Contract is unlikely to satisfy diversification and owner control requirements under Federal tax law to be treated as an annuity contract for Federal tax purposes. Tax-deferral will be dependent upon continued qualification of your IRA Account or Roth IRA Account. The tax treatment associated with withdrawals, transfers, assignments, and surrenders under the Contract is uncertain when the Contract is held by an IRA Account or Roth IRA Account. For further information, please consult a tax advisor.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their Contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets.

Taxation of Annuities

Annuity Payments

Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds

Amounts may be paid from a Contract because the owner or annuitant (if the owner is an IRA Account or Roth IRA Account) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Withdrawals

In the case of a withdrawal , a ratable portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total contract value. Your “investment in the contract” generally equals the amount of any non-deductible or after-tax contributions made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

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If you purchase an optional rider, although it is not clear, we intend to determine the amount taxable when a withdrawal is made in the foregoing manner under all of the optional riders available under the Contract.

Individual Retirement Programs

Traditional IRAs

Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “IRA.” This Contract is available for purchase either as an IRA Contract or through an established IRA Account with MLPF&S. An individual may make annual contributions of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. Distributions from certain eligible employer plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Roth IRAs

A Contract is available for purchase by an individual who has separately established a Roth IRA Account with MLPF&S. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. An individual may make annual contributions to a Roth IRA of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues For IRAs and Roth IRAs

Total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit specified in the IRC or 100% of the compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

The IRS has not reviewed the Contract for qualification as an IRA or Roth IRA, and has not addressed in a ruling of general applicability whether death benefit provisions in the Contract comport with IRA and Roth IRA qualification requirements.

For IRAs and IRA Accounts, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Roth IRA Accounts do not require distributions at any time prior to the owner’s death. Required minimum distribution (“RMD”) rules also apply upon death of the IRA, IRA Account or Roth IRA Account owner apply. The Treasury made changes to the Required Minimum Distribution (“RMD”) rules, which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB or GMIB), the actuarial present value of the benefit(s) you elected may be included in your total RMD calculation.

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“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Why Must the Contracts Only Be Purchased as IRAs or Through IRA Accounts or Roth IRA Accounts?

You may only purchase this Contract as an IRA Contract or through an established IRA Account or Roth IRA Account with MLPF&S. If we issued this Contract other than as IRA Contracts or through IRA Accounts or Roth IRA Accounts, the Contracts would not be treated as annuity contracts for Federal income tax purposes and would therefore be taxed currently.

Variable annuity contracts (other than certain qualified contracts, including those that qualify as IRAs) are generally not treated as annuities for Federal income tax purposes and thus lose their tax-deferred character if they do not satisfy certain diversification requirements set forth in section 817(h) of the IRC or if the owner can exercise control over the underlying investments. Investing in mutual fund shares that are “publicly available,” i.e., shares of mutual funds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with these requirements. The mutual funds available through the Contracts are publicly available.

Accordingly, standing alone, the Contracts would not be treated as annuity contracts for Federal income tax purposes. However, this does not mean that an individual purchasing a Contract either as an IRA Contract or through an IRA Account or Roth IRA Account will be taxed currently on the Contract’s earnings.

•

If a Contract is purchased through an IRA Account or Roth IRA Account, that Account should itself be exempt from current taxation until distributions occur, in accordance with the rules governing IRA Accounts and Roth IRA Accounts discussed above, as long as the Account continues to qualify as an IRA or Roth IRA. As a result, tax deferral of a Contract that is purchased through such an Account will be dependent solely upon the continued qualification of the Account as an IRA or Roth IRA.

•

Contracts that qualify as IRAs are not subject to restrictions against investing in publicly available mutual funds or to the requirements of section 72(s). However, they must satisfy other requirements in order to qualify as IRAs. We believe that Contracts purchased as IRAs will satisfy the applicable requirements and will therefore be exempt from current taxation until distributions occur, in accordance with the rules described above governing the Federal income tax treatment of IRAs.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

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Transfers or Exchanges of a Contract

Transferring ownership of the Contract, designating a payee or beneficiary who is not also the owner, designating an annuitant who is not the owner, selecting certain maturity dates, exchanging a Contract, or certain other transacations can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. - source income that is generally subject to United Stated federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be

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subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Separate Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your contract value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your contract value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your contract value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

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State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com/Merrill Lynch.aspx.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

3.	Withdrawals, other than full surrenders

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

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Voting Rights

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% of each premium and up to 0.50% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences,

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seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the Merrill Lynch Life Variable Annuity Separate Account D as of December 31, 2011, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

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Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

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ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV		Ending AUV		# Units
Invesco Constellation Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.99 11.43 9.60 16.97 15.35 14.69 13.72 13.09 10.25 10.00	$ $ $ $ $ $ $ $ $ $	11.76 12.99 11.43 9.60 16.97 15.35 14.69 13.72 13.09 10.25	54,042.4 53,874.8 74,684.2 75,971.5 88,084.2 113,053.1 108,732.5 102,211.3 77,334.7 11,030.7
Invesco Charter Fund – Class A Sub-Account inception April 10, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	11.46 10.74 8.36 11.84 11.06 10.12	$ $ $ $ $ $	11.30 11.46 10.74 8.36 11.84 11.06	1,137,191.5 1,393,066.7 1,303,692.3 8,749,968.2 39,854.7 39,727.5
AllianceBernstein Growth and Income Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.89 13.33 11.17 19.10 18.34 15.89 15.51 14.04 10.80 10.00	$ $ $ $ $ $ $ $ $ $	15.52 14.89 13.33 11.17 19.10 18.34 15.89 15.51 14.04 10.80	184,316.5 125,147.5 220,696.7 162,592.4 172,963.4 1,085,800.2 1,478,065.4 226,782.1 139,230.5 19,909.3
AllianceBernstein Large Cap Growth Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.21 15.01 10.77 15.97 14.22 14.54 12.91 12.09 9.98 10.00	$ $ $ $ $ $ $ $ $ $	15.86 16.21 15.01 10.77 15.97 14.22 14.54 12.91 12.09 9.98	152,817.4 160,787.1 6,439,680.2 148,422.8 864,771.4 191,517.5 450,951.2 180,052.3 187,530.9 4,893.8
Allianz NFJ Small-Cap Value Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.68 20.02 16.36 22.54 21.53 18.39 16.89 13.90 10.82 10.00	$ $ $ $ $ $ $ $ $ $	24.88 24.68 20.02 16.36 22.54 21.53 18.39 16.89 13.90 10.82	366,810.8 528,047.1 606,716.9 941,257.8 857,488.1 1,728,146.3 2,295,699.2 2,179,268.9 1,151,921.7 165,937.9
Allianz NFJ Mid-Cap Value Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	21.85 18.37 13.93 23.54 22.60 20.44 21.49 18.84 12.04 10.00	$ $ $ $ $ $ $ $ $ $	21.30 21.85 18.37 13.93 23.54 22.60 20.44 21.49 18.84 12.04	177,188.8 209,306.3 238,623.6 279,448.0 298,596.2 380,768.8 440,337.0 487,683.6 999,354.3 15,350.9

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		Beginning AUV		Ending AUV		# Units
American Century Equity Income Fund – A Class Shares Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.67 14.95 13.53 17.18 17.16 14.58 14.45 13.04 10.66 10.00	$ $ $ $ $ $ $ $ $ $	17.00 16.67 14.95 13.53 17.18 17.16 14.58 14.45 13.04 10.66	362,497.9 313,009.1 321,215.6 564,802.3 801,349.2 2,720,693.1 537,691.5 3,818,985.4 2,341,043.9 41,399.1
The Bond Fund of AmericaSM – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.74 12.97 11.43 13.21 12.94 12.38 12.30 11.77 10.63 10.00	$ $ $ $ $ $ $ $ $ $	14.45 13.74 12.97 11.43 13.21 12.94 12.38 12.30 11.77 10.63	1,563,373.2 2,312,473.8 2,780,919.1 4,149,218.6 3,321,635.1 3,380,114.3 8,133,730.1 5,293,819.5 1,932,638.1 61,675.3
The Growth Fund of America® – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	18.35 16.55 12.47 20.73 18.93 17.29 15.33 13.88 10.58 10.00	$ $ $ $ $ $ $ $ $ $	17.23 18.35 16.55 12.47 20.73 18.93 17.29 15.33 13.88 10.58	3,574,190.5 5,036,187.6 5,871,115.3 6,573,314.1 7,315,792.6 9,562,093.0 12,815,076.6 13,398,737.2 4,784,708.3 454,315.3
The Income Fund of America® – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.60 15.92 12.96 18.48 18.04 15.18 14.87 13.33 10.78 10.00	$ $ $ $ $ $ $ $ $ $	18.34 17.60 15.92 12.96 18.48 18.04 15.18 14.87 13.33 10.78	1,672.538.3 2,300,623.6 2,678,062.7 3,053,217.2 3,707,777.7 4,885,197.0 9,024,136.3 5,095,364.9 2,006,955.5 100,198.6
The Investment Company of America® – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.16 14.77 11.76 18.26 17.46 15.26 14.46 13.35 10.70 10.00	$ $ $ $ $ $ $ $ $ $	15.67 16.16 14.77 11.76 18.26 17.46 15.26 14.46 13.35 10.70	2,669,964.9 3,678,958.7 4,204,303.5 4,727,622.4 6,191,209.8 6,171,046.2 6,933,257.7 6,752,902.0 4,035,518.7 392,374.2
BlackRock Basic Value Fund, Inc. – Investor A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.25 15.51 12.05 19.26 19.33 16.00 15.65 14.39 11.01 10.00	$ $ $ $ $ $ $ $ $ $	16.52 17.25 15.51 12.05 19.26 19.33 16.00 15.65 14.39 11.01	1,702,119.7 1,979,223.9 795,553.3 1,404,158.9 984,851.2 1,086,705.6 1,197,883.2 1,215,306.9 771,867.1 78,068.6

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		Beginning AUV		Ending AUV		# Units
BlackRock Total Return Fund – Investor A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.42 11.46 10.02 11.47 11.13 10.85 10.80 10.52 10.19 10.00	$ $ $ $ $ $ $ $ $ $	12.78 12.42 11.46 10.02 11.47 11.13 10.85 10.80 10.52 10.19	368,027.6 418,404.6 502,601.3 485,644.9 3,503,904.8 634,248.9 3,689,283.4 2,931,091.5 1,529,013.7 112,099.5
BlackRock Capital Appreciation Fund, Inc. – Investor A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.39 13.91 10.32 17.20 14.53 14.19 13.18 12.53 9.92 10.00	$ $ $ $ $ $ $ $ $ $	14.70 16.39 13.91 10.32 17.20 14.53 14.19 13.18 12.53 9.92	2,549,877.7 2,694,509.1 775,293.0 1,471,840.2 725,040.2 847,378.6 824,604.1 865,294.7 603,188.7 79,464.6
BlackRock U.S. Government Bond Portfolio Sub-Account inception July 15, 2011	2011		$10.00		$10.30	2,485,288.3
BlackRock Global Allocation Fund, Inc. – Investor A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.41 22.51 18.75 23.91 20.76 18.14 16.65 14.76 11.00 10.00	$ $ $ $ $ $ $ $ $ $	23.21 24.41 22.51 18.75 23.91 20.76 18.14 16.65 14.76 11.00	3,150,517.8 3,544,661.8 3,820,005.8 3,028,089.4 3,845,608.1 3,006,924.7 5,113,366.7 6,684,383.2 3,197,836.6 62,822.3
BlackRock S&P 500 Index Fund – Investor A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.25 13.50 10.87 17.57 16.96 14.92 14.48 13.31 10.53 10.00	$ $ $ $ $ $ $ $ $ $	15.29 15.25 13.50 10.87 17.57 16.96 14.92 14.48 13.31 10.53	535,426.4 546,234.3 611,987.0 821,011.6 846,356.5 1,680,415.2 1,082,962.3 1,001,517.8 4,439,511.2 323,297.1
BlackRock Value Opportunities Fund – Investor A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	19.01 15.02 11.92 20.55 21.11 19.08 17.60 15.63 11.18 10.00	$ $ $ $ $ $ $ $ $ $	18.25 19.01 15.02 11.92 20.55 21.11 19.08 17.60 15.63 11.18	446,934.7 522,909.9 630,794.6 739,276.5 779,731.8 1,244,052.9 1,175,567.3 998,205.5 723,625.0 86,822.7

53

		Beginning AUV		Ending AUV		# Units
Davis New York Venture Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.97 15.34 11.76 19.87 19.18 16.88 15.45 13.93 10.66 10.00	$ $ $ $ $ $ $ $ $ $	15.95 16.97 15.34 11.76 19.87 19.18 16.88 15.45 13.93 10.66	1,983,344.2 2,413,757.9 6,615,512.0 1,965,171.9 2,508,875.7 5,623,721.6 3,214,104.9 3,776,402.3 1,085,209.0 111,120.6
Delaware Smid Cap Growth Fund Sub-Account inception October 8, 2010	2011 2010	$ $	11.32 10.00	$ $	12.07 11.32	393,843.6 471,897.7
Fidelity® Advisor Equity Growth Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.12 12.39 9.82 18.75 15.04 14.30 13.75 13.54 10.39 10.00	$ $ $ $ $ $ $ $ $ $	14.92 15.12 12.39 9.82 18.75 15.04 14.30 13.75 13.54 10.39	160,606.2 147,668.6 160,189.1 3,793,880.0 6,563,156.0 91,830.4 103,830.3 121,321.5 77,230.5 8,835.4
Fidelity® Advisor Stock Selector Mid Cap Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	19.01 15.53 10.72 22.78 21.05 18.83 17.60 15.37 10.81 10.00	$ $ $ $ $ $ $ $ $ $	17.81 19.01 15.53 10.72 22.78 21.05 18.83 17.60 15.37 10.81	80,862.9 105,571.0 115,147.0 136,602.7 157,359.8 191,676.7 214,413.9 279,755.8 373,120.9 28,726.2
Fidelity® Advisor Overseas Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	19.68 17.63 14.14 25.15 21.77 18.54 16.43 14.73 10.34 10.00	$ $ $ $ $ $ $ $ $ $	15.96 19.68 17.63 14.14 25.15 21.77 18.54 16.43 14.73 10.34	132,438.6 166,609.3 204,957.1 237,131.1 235,192.5 226,954.6 254,246.1 240,353.6 69,498.3 829.2
Lord Abbett Bond-Debenture Fund, Inc. – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	18.01 16.16 12.08 15.35 14.76 13.61 13.58 12.67 10.67 10.00	$ $ $ $ $ $ $ $ $ $	18.47 18.01 16.16 12.08 15.35 14.76 13.61 13.58 12.67 10.67	675,495.1 798,270.1 911,794.1 915,564.4 1,117,881.5 1,541,598.6 1,828,156.0 1,765,245.3 839,591.3 45,977.8
Lord Abbett Mid Cap Stock Fund, Inc. – Class A(1) Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.99 14.51 11.61 19.42 19.57 17.64 16.52 13.49 10.94 10.00	$ $ $ $ $ $ $ $ $ $	17.05 17.99 14.51 11.61 19.42 19.57 17.64 16.52 13.49 10.94	816,285.4 1,000,850.0 1,211,833.8 1,380,960.7 1,556,890.0 2,978,848.5 2,655,941.1 2,241,375.3 1,105,311.7 365,369.5

54

		Beginning AUV		Ending AUV		# Units
Ready Assets Prime Money Fund Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	10.56 10.70 10.81 10.68 10.32 10.01 9.89 9.93 10.00 10.00	$ $ $ $ $ $ $ $ $ $	10.43 10.56 10.70 10.81 10.68 10.32 10.01 9.89 9.93 10.00	1,100,406.2 1,074,163.8 1,564,697.4 3,792,018.4 4,228,341.6 4,055,901.8 2,804,205.8 2,308,099.1 4,361,764.9 1,481,100.9
MFS® Core Growth Fund – Class A Sub-Account inception October 11, 2002	2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	12.69 10.36 16.55 14.59 13.51 12.86 11.82 9.87 10.00	$ $ $ $ $ $ $ $ $	14.15 12.69 10.36 16.55 14.59 13.51 12.86 11.82 9.87	162,084.3 190,226.8 406,036.3 2,169,517.1 3,058,622.5 1,618,261.4 194,227.7 171,222.4 58,323.9
MFS® Growth Fund – Class A Shares Sub-Account inception August 26, 2011	2011		$10.00		$10.44	145,248.8
MFS® Research International Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	20.84 19.03 14.70 25.97 23.31 18.56 16.18 13.62 10.40 10.00	$ $ $ $ $ $ $ $ $ $	18.33 20.84 19.03 14.70 25.97 23.31 18.56 16.18 13.62 10.40	1,409,682.5 1,751,218.4 452,299.2 432,380.4 413,335.3 428,953.0 354,711.8 258,725.2 121,885.0 5,749.0
MFS® Mid Cap Growth Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.63 12.30 8.80 18.24 16.88 16.74 16.51 14.61 10.73 10.00	$ $ $ $ $ $ $ $ $ $	14.49 15.63 12.30 8.80 18.24 16.88 16.74 16.51 14.61 10.73	976,918.8 1,139,259.1 257,741.9 312,647.0 284,287.9 289,239.5 307,175.6 244,791.4 153,631.3 9,620.0
Oppenheimer Global Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	21.11 18.49 13.45 23.11 22.10 19.07 16.97 14.49 10.26 10.00	$ $ $ $ $ $ $ $ $ $	19.03 21.11 18.49 13.45 23.11 22.10 19.07 16.97 14.49 10.26	186,560.2 210,037.5 369,214.0 292,760.4 365,905.9 571,096.5 349,694.5 320,941.7 117,004.6 18,592.6
Oppenheimer Main Street Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.87 13.01 10.23 16.92 16.46 14.51 13.90 12.87 10.27 10.00	$ $ $ $ $ $ $ $ $ $	14.64 14.87 13.01 10.23 16.92 16.46 14.51 13.90 12.87 10.27	128,287.0 139,456.8 169,544.5 198,225.0 213,440.6 247,362.1 325,182.1 330,960.1 279,464.5 208,554.8

55

		Beginning AUV		Ending AUV		# Units
Oppenheimer Quest Opportunity Value Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.64 14.69 12.81 16.28 14.69 13.38 13.31 12.31 10.23 10.00	$ $ $ $ $ $ $ $ $ $	4.46 15.64 14.69 12.81 16.28 14.69 13.38 13.31 12.31 10.23	128,287.0 105,082.1 205,094.8 1,643,279.6 72,477.6 79,760.8 97,962.0 89,618.3 33,940.1 10,121.3
PIMCO Total Return Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.04 14.06 12.56 12.20 11.38 11.14 11.02 10.67 10.28 10.00	$ $ $ $ $ $ $ $ $ $	15.40 15.04 14.06 12.56 12.20 11.38 11.14 11.02 10.67 10.28	5,243,523.8 6,672,206.5 7,937,603.6 11,086,324.5 8,925,475.5 10,295,533.5 5,066,903.1 7,871,136.0 6,022,700.0 379,470.1
Putnam Fund For Growth and Income – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.26 12.67 9.92 16.43 17.74 15.51 14.95 13.65 10.87 10.00	$ $ $ $ $ $ $ $ $ $	13.40 14.26 12.67 9.92 16.43 17.74 15.51 14.95 13.65 10.87	48,251.0 33,394.3 62,094.4 29,015.4 40,372.8 48,062.3 52,723.1 55,124.3 50,099.1 11,972.4
Putnam International Equity Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.99 15.64 12.65 23.23 21.71 17.15 15.43 13.45 10.63 10.00	$ $ $ $ $ $ $ $ $ $	14.17 16.99 15.64 12.65 23.23 21.71 17.15 15.43 13.45 10.63	161,669.9 195,770.5 205,987.4 232,577.6 302,033.1 336,061.6 330,794.9 300,720.6 202,021.6 15,977.3
Putnam Voyager Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.52 14.72 9.09 14.62 14.07 13.54 13.00 12.57 10.21 10.00	$ $ $ $ $ $ $ $ $ $	14.23 17.52 14.72 9.09 14.62 14.07 13.54 13.00 12.57 10.21	1,594,504.0 1,268,687.3 354,333.5 51,096.8 69,206.4 615,996.6 1,176,165.8 67,842.6 58,466.4 4,577.6
Columbia Select Smaller-Cap Value Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	22.40 17.89 13.28 22.89 21.82 18.21 19.04 15.99 10.88 10.00	$ $ $ $ $ $ $ $ $ $	20.03 22.40 17.89 13.28 22.89 21.82 18.21 19.04 15.99 10.88	388,894.9 426,742.8 134,686.0 153,424.4 183,263.3 392,369.4 210,035.2 366,325.2 542,991.5 3,535.6

56

		Beginning AUV		Ending AUV		# Units
Templeton Foreign Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	19.84 18.53 12.53 23.56 20.36 17.19 15.74 13.50 10.48 10.00	$ $ $ $ $ $ $ $ $ $	17.10 19.84 18.53 12.53 23.56 20.36 17.19 15.74 13.50 10.48	1,941,746.4 2,226,377.3 942,607.8 984,132.4 1,042,971.3 1,181,888.3 1,251,199.1 1,977,525.4 1,131,045.5 32,274.6
Templeton Growth Fund, Inc. – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.97 15.04 11.65 20.88 20.70 17.21 16.12 13.96 10.65 10.00	$ $ $ $ $ $ $ $ $ $	14.75 15.97 15.04 11.65 20.88 20.70 17.21 16.12 13.96 10.65	271,221.9 319,577.6 344,495.7 382,155.4 471,518.2 515,052.5 585,043.2 745,467.2 695,340.2 97,122.6
Invesco Van Kampen Comstock Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.86 15.65 12.25 19.36 19.99 17.45 16.96 14.62 11.31 10.00	$ $ $ $ $ $ $ $ $ $	17.28 17.86 15.65 12.25 19.36 19.99 17.45 16.96 14.62 11.31	1,612,270.7 1,853,010.3 702,303.2 616,702.2 737,674.9 2,059,925.5 1,393,007.2 809,282.3 401,251.0 17,212.9
Invesco Van Kampen Equity and Income Fund – Class A Sub-Account inception October 11, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.00 15.32 12.57 16.93 16.61 14.95 14.05 12.73 10.56 10.00	$ $ $ $ $ $ $ $ $ $	16.57 17.00 15.32 12.57 16.93 16.61 14.95 14.05 12.73 10.56	319,473.5 367,634.5 514,196.0 463,489.9 5,620,518.2 632,718.3 1,390,115.5 619,686.3 397,370.5 133,552.3
Invesco Van Kampen Mid Cap Growth Fund – Class A Sub-Account inception July 11, 2008	2011 2010 2009 2008	$ $ $ $	11.98 9.53 6.06 9.92	$ $ $ $	10.75 11.98 9.53 6.06	260,947.9 304,954.7 341,328.9 313,394.1

(1)	Formerly known as Lord Abbett Mid-Cap Value Fund, Inc.

57

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION

Selling the Contract

Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yield

Other Subaccount Yields

Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

58

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Counselor Series Trust (Invesco Counselor Series Trust) – Class A Shares

Invesco Van Kampen Equity and Income Fund	Invesco Van Kampen Equity and Income Fund	Invesco Advisers, Inc.
Investment Objective: Highest possible income with safety of principal and secondly long-term growth of capital.

AIM Equity Funds (Invesco Equity Funds) – Class A Shares
Invesco Charter Fund	Invesco Charter Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco Constellation Fund	Invesco Constellation Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.

AIM Sector Funds (Invesco Sector Funds) – Class A Shares
Invesco Van Kampen Comstock Fund	Invesco Van Kampen Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth and income.
Invesco Van Kampen Mid Cap Growth Fund	Invesco Van Kampen Mid Cap Growth Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth.

AllianceBernstein Growth and Income Fund, Inc. – Class A Shares		AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

AllianceBernstein Large Cap Growth Fund, Inc. – Class A Shares		AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Allianz Funds – Class A Shares
Allianz NFJ Mid-Cap Value Fund	Allianz NFJ Mid-Cap Value Fund	Allianz Global Investors Fund Management LLC
Investment Objective: Long-term growth of capital and income.

American Century Capital Portfolios, Inc. – A Class Shares
Equity Income Fund	Equity Income Fund	American Century Investment Management, Inc.
Investment Objective: Current income and capital appreciation.

BlackRock Basic Value Fund, Inc. – Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Capital appreciation and income.

BlackRock Bond Fund, Inc. – Investor A Shares
BlackRock Total Return Fund	BlackRock Total Return Fund	BlackRock Advisors, LLC
Investment Objective: Realize total return that exceeds that of the Barclays Capital U.S. Aggregate Bond Index.

BlackRock Capital Appreciation Fund, Inc. – Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.

BlackRock Funds II – Investor A Shares
BlackRock U.S. Government Bond Portfolio	BlackRock U.S. Government Bond Portfolio	BlackRock Advisors, LLC
Investment Objective: Maximize total return consistent with income generation and prudent investment management.

BlackRock Global Allocation Fund, Inc. – Investor A Shares		BlackRock Advisors, LLC
Investment Objective: High total investment return.

BlackRock Index Funds, Inc. – Investor A Shares
BlackRock S&P 500 Index Fund	BlackRock S&P 500 Index Fund	BlackRock Advisors, LLC
Investment Objective: Match performance of the Standard & Poor’s® 500 Index as closely as possible.

BlackRock Value Opportunities Fund, Inc. – Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital by investing in a diversified portfolio of securities.

59

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Funds Series Trust II - Class A Shares
Columbia Select Smaller-Cap Value Fund	Columbia Select Smaller-Cap Value Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

Davis New York Venture Fund, Inc. - Class A Shares		Davis Selected Advisers, L.P.
Investment Objective: Long-term growth of capital.

Fidelity Advisor Funds - Class A Shares
Fidelity Advisor® Equity Growth Fund	Fidelity Advisor® Equity Growth Fund	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Lord Abbett Bond-Debenture Fund, Inc. - Class A Shares		Lord, Abbett & Co. LLC
Investment Objective: High current income.

Lord Abbett Mid Cap Stock Fund, Inc. - Class A Shares(1)		Lord, Abbett & Co. LLC
Investment Objective: Capital appreciation.

MFS Series Trust I - Class A Shares
MFS® Research International Fund	MFS® Research International Fund	MFS® Investment Management
Investment Objective: Capital appreciation.

MFS Series Trust II - Class A Shares
MFS® Growth Fund	MFS® Growth Fund	MFS® Investment Management
Investment Objective: Capital appreciation.

MFS Series Trust IV - Class A Shares
MFS® Mid Cap Growth Fund	MFS® Mid Cap Growth Fund	MFS® Investment Management
Investment Objective: Capital appreciation.

Oppenheimer Global Fund - Class A Shares		OppenheimerFunds, Inc.
Investment Objective: Capital appreciation.

Oppenheimer Main Street Funds®, Inc. - Class A Shares
Oppenheimer Main Street Fund®	Oppenheimer Main Street Fund®	OppenheimerFunds, Inc.
Investment Objective: High total return.

Oppenheimer Quest for Value Funds - Class A Shares		OppenheimerFunds, Inc.
Oppenheimer Quest Opportunity Value Fund	Oppenheimer Quest Opportunity Value Fund	OppenheimerFunds, Inc.
Investment Objective: Growth of capital.
PIMCO Funds - Class A Shares
PIMCO Total Return Fund	PIMCO Total Return Fund	Pacific Investment Management Company LLC
Investment Objective: Maximum total return with preservation of capital.

The Putnam Fund for Growth and Income - Class A Shares		Putnam Investment Management, LLC
Investment Objective: Capital growth and current income.

Putnam International Equity Fund - Class A Shares		Putnam Investment Management, LLC
Investment Objective: Capital appreciation.

60

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Putnam Voyager Fund - Class A Shares		Putnam Investment Management, LLC
Investment Objective: Capital appreciation.

Ready Assets Prime Money Fund		BlackRock Advisors, LLC
Investment Objective: Preservation of capital, liquidity and the highest possible current income.

Templeton Funds - Class A Shares
Templeton Foreign Fund	Templeton Foreign Fund	Templeton Global Advisors Limited
Investment Objective: Long-term capital growth.

Templeton Growth Fund, Inc. - Class A Shares		Templeton Global Advisors Limited
Templeton Growth Fund, Inc	Templeton Growth Fund, Inc	Templeton Global Advisors Limited
Investment Objective: Long-term capital growth.

1. Formerly known as Lord Abbett Mid-Cap Value Fund, Inc.

Additional Information:

1. The following subaccount was closed to new investments on October 22, 2004:

Fidelity Advisor Funds – Class A Shares
Fidelity Advisor® Stock Selector Mid Cap Fund	Fidelity Advisor Stock Selector Mid Cap Fund	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

2. Effective close of business on or about November 12, 2009, the following subaccount was closed to new investments:

Fidelity Advisor Series VIII – Class A Shares
Fidelity Advisor® Overseas Fund	Fidelity AdvisorSM Overseas Fund	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

3. Effective close of business on or about December 31, 2010, the following subaccounts will be closed to new investments:

American Funds® – Class A Shares
The Bond Fund of AmericaSM	The Bond Fund of AmericaSM	Capital Research and Management CompanySM
Investment Objective: High level of current income consistent with preservation of capital.

The Growth Fund of America®	The Growth Fund of America®	Capital Research and Management CompanySM

Investment Objective: Growth of capital.
The Income Fund of America®	The Income Fund of America®	Capital Research and Management CompanySM
Investment Objective: Current income.

61

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
The Investment Company of America®	The Investment Company of America®	Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital and income.

4. The following subaccount will be closed to new investments on July 31, 2011:

Allianz Funds – Class A Shares
Allianz NFJ Small-Cap Value Fund	Allianz NFJ Small-Cap Value Fund	Allianz Global Investors Fund Management LLC

Investment Objective: Long-term growth of capital and income.

5.      The following subaccount is only available to owners that held an investment in this subaccount on February 24, 2012. However, if any such owner surrenders all of his or her money from this subaccount after close of business February 24, 2012, that owner may not reinvest in this subaccount.

Delaware Group Equity Funds IV- Class A Shares
Delaware Smid Cap Growth Fund	Delaware Smid Cap Growth Fund	Delaware Management Company
Investment Objective: Long-term capital appreciation.

62

APPENDIX B — Example of Maximum Anniversary Value GMDB

Example: Assume that you were under age 80 at issue. You paid an initial premium of $100,000 on October 1, 2009 and a subsequent premium of $10,000 on April 1, 2011. You also make a withdrawal of $50,000 (including any applicable surrender charge) on May 1, 2011. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”), are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit value. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “Death Benefit.”

(A)	(B)	(C)
TRANSACTIONS	PREMS LESS ADJ. WITHDRS.	MAX ANNIV. VALUE (MAV)	CONTRACT VALUE	DEATH BENEFIT
DATE	PREM.	WITHDR.
10/01/09	The contract is issued	$100,000	$100,000	$0	$100,000	$100,000 (maximum of (A), (B), (C))
MAV is $0 until first contract anniversary
10/01/10	First contract anniversary	$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
Assume contract value increased by $10,000 due to positive investment performance
Anniversary value for 10/1/2010 = Contract value on 10/1/2010 = $110,000
MAV = greatest of anniversary values = $110,000
04/01/11	Owner puts in $10,000 additional premium	$10,000	$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))

Assume contract value decreased by $6,000 due to negative investment performance

Anniversary value for 10/1/2010 = Contract value on 10/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000

MAV = greatest of anniversary values = $120,000
05/01/11	Owner takes a $50,000 withdrawal	$50,000	$50,000	$60,000	$50,000	$60,000 (maximum of (A), (B), (C))
Assume contract value decreased by $14,000 due to negative investment performance
Anniversary value for 10/1/2010 = contract value on 10/1/2010 + premiums added – adjusted
withdrawals since that anniversary = Adjusted withdrawal = withdrawal ×	($110,000 + $10,000 – $60,000 = $60,000 maximum (MAV, prems – adj. withdrs.) contract value	)
= $50,000 × maximum (120,000, 110,000)/100,000
= $50,000 × 120,000/100,000 = $60,000
(Note: all values are determined immediately prior to the withdrawal)
MAV = greatest of anniversary values = $60,000
10/01/11	Second contract anniversary	$50,000	$60,000	$55,000	$60,000 (maximum of (A), (B), (C))
Assume contract value increased by $5,000 due to positive investment performance
Anniversary value for 10/1/2010 = $60,000
Anniversary value for 10/1/2011 = contract value on 10/1/2011 = $55,000
MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
10/01/12	Third contract anniversary	$50,000	$65,000	$65,000	$65,000 (maximum of (A), (B), (C))
Assume contract value increased by $10,000 due to positive investment performance
Anniversary value for 10/1/2010 = $60,000
Anniversary value for 10/1/2011 = contract value on 10/1/2011 = $55,000
Anniversary value for 10/1/2012 = contract value on 10/1/2012 = $65,000
MAV = greatest of anniversary values = maximum ($60,000, $55,000, $65,000) = $65,000

63

Appendix C – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the Contract with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB Rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

64

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

Merrill Lynch Life Variable Annuity Separate Account D

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

TRANSAMERICA CAPITAL, INC.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. The Contract may also be purchased through an established IRA Account or Roth IRA Account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2012, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2011, 2010 and 2009, Transamerica Capital, Inc. received $3,317,072, $3,611,843, and $3,484,871 in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yield

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yield for the Ready Assets Prime Money Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the asset-based insurance charge; and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used based on average contract size and withdrawals. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Ready Assets Prime Money Fund Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 – 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Ready Assets Prime Money Fund Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Ready Assets Prime Money Fund Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Ready Assets Prime Money Fund Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the Ready Assets Prime Money Fund Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the asset-based insurance charge and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period based on average contract size and withdrawals. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

4

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month.

Currently, Transamerica may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the surrender charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding three years. A surrender charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

Standard Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including “standard” average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the asset-based insurance charge and the contract fee (but not the GMIB Fee), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the surrender charge for any period of six years or less. For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used based on average contract size and withdrawals. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P)1/N) – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).

ERV	=	the ending redeemable value (net of any applicable surrender charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

5

Non-Standard Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any surrender charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

From time to time, Transamerica also may quote in sales literature or advertisements total returns for periods prior to the date a subaccount commenced operations. This “non-standard” performance information for the subaccounts is calculated in exactly the same way as “standard” average annual total returns described above based on the assumption that the subaccounts had been in existence and had invested in the corresponding underlying Funds for the same period that the corresponding Funds had been in operation, with the level of Contract charges currently in effect.

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above except for the surrender charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the contract value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the surrender charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

[Ernst & Young LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2011 and 2010, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 29, 2012

1

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2011	2010
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2011 - $1,688,276; 2010 - $1,565,004)	$1,842,081	$1,628,394
Fixed maturity trading securities	2,521	23,138
Equity available-for-sale securities, at estimated fair value (cost: 2011 - $36,145; 2010 - $15,202)	31,040	12,990
Limited partnerships	8,119	9,687
Mortgage loans on real estate	55,667	62,890
Policy loans	792,602	827,638

Total investments	2,732,030	2,564,737

Cash and cash equivalents	328,844	308,614
Accrued investment income	37,986	38,121
Deferred policy acquisition costs	45,039	31,437
Deferred sales inducements	10,355	7,270
Value of business acquired	309,559	335,051
Goodwill	2,800	2,800
Federal income taxes - deferred	—	4,467
Reinsurance receivables - net	2,439	4,158
Receivable for investments sold - net	1,089	371
Other assets	38,606	32,241
Separate Accounts assets	7,007,468	8,163,032

Total Assets	$10,516,215	$11,492,299

See Notes to Financial Statements

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS - Continued

	December 31,
(dollars in thousands, except share data)	2011	2010
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,453,395	$1,551,317
Future policy benefits	475,875	362,587
Claims and claims settlement expenses	45,504	33,677

Total policyholder liabilities and accruals	1,974,774	1,947,581

Payables for collateral under securities loaned	243,982	160,363
Derivative liabilities	1,341	353
Federal income taxes - current	2,450	4,106
Federal income taxes - deferred	7,879	—
Affiliated payables - net	8,036	11,199
Other liabilities	7,382	9,163
Separate Accounts liabilities	7,007,468	8,163,032

Total Liabilities	9,253,312	10,295,797

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,366,636	1,366,636
Accumulated other comprehensive income, net of taxes	75,229	27,487
Retained deficit	(181,462)	(200,121)

Total Stockholder’s Equity	1,262,903	1,196,502

Total Liabilities and Stockholder’s Equity	$10,516,215	$11,492,299

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Revenues
Policy charge revenue	$202,216	$204,618	$203,926
Net investment income	127,519	127,647	122,937
Net realized investment losses
Other-than-temporary impairment losses on securities	(3,743)	(5,469)	(14,719)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	3,572	4,335	4,753
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(1,004)	(423)	106

Net other-than-temporary impairment losses on securities recognized in income	(1,175)	(1,557)	(9,860)
Net realized investment losses, excluding other-than-temporary impairment losses on securities	(10,724)	(22,889)	(48,425)

Net realized investment losses	(11,899)	(24,446)	(58,285)

Total Revenues	317,836	307,819	268,578

Benefits and Expenses
Interest credited to policyholder liabilities	73,529	79,066	79,555
Policy benefits (net of reinsurance recoveries: 2011 - $13,529; 2010 - $16,926; 2009 - $3,810)	181,292	30,630	51,104
Reinsurance premium ceded	11,093	14,360	7,253
Amortization (accretion) of deferred policy acquisition costs	(13,104)	(3,690)	10,605
Amortization and impairment of value of business acquired	12,152	20,353	155,521
Insurance expenses and taxes	49,176	53,940	75,713

Total Benefits and Expenses	314,138	194,659	379,751

Income (Loss) Before Taxes	3,698	113,160	(111,173)

Federal Income Tax Expense (Benefit)
Current	(1,151)	(436)	7,292
Deferred	(13,810)	(24,266)	84,636

Federal Income Tax Expense (Benefit)	(14,961)	(24,702)	91,928

Net Income (Loss)	$18,659	$137,862	$(203,101)

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Net Income (Loss)	$18,659	$137,862	$(203,101)

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding losses arising during the period	89,291	76,723	113,729
Reclassification adjustment for (gains) losses included in net income (loss)	(4,121)	5,353	23,338

	85,170	82,076	137,067

Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	(3,572)	(4,335)	(4,753)
Change in previously recognized unrealized other-than-temporary impairments	4,920	401	406
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	1,004	423	(106)

	2,352	(3,511)	(4,453)

Adjustments
Policyholder liabilities	(1,388)	(1,672)	3,710
Deferred policy acquisition costs	—	—	(1,481)
Value of business acquired	(12,235)	(18,611)	(46,657)
Deferred federal income taxes	(26,157)	(20,691)	(29,655)

	(39,780)	(40,974)	(74,083)

Total other comprehensive income, net of taxes	47,742	37,591	58,531

Comprehensive Income (Loss)	$66,401	$175,453	$(144,570)

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital	$1,366,636	$1,366,636	$1,366,636

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$27,487	$(10,104)	$(65,178)
Total other comprehensive income, net of taxes	47,742	37,591	58,531
Cumulative effect of adoption of other-than-temporary impairment guidance	—	—	(3,457)

Balance at end of year	$75,229	$27,487	$(10,104)

Retained Earnings (Deficit)
Balance at beginning of year	$(200,121)	$(337,983)	$(138,339)
Net income (loss)	18,659	137,862	(203,101)
Cumulative effect of adoption of other-than-temporary impairment guidance	—	—	3,457

Balance at end of year	$(181,462)	$(200,121)	$(337,983)

Total Stockholder’s Equity	$1,262,903	$1,196,502	$1,021,049

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$18,659	$137,862	$(203,101)
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities
Change in deferred policy acquisition costs	(13,602)	(4,707)	(3,940)
Change in deferred sales inducements	(3,085)	(974)	936
Change in value of business acquired	12,152	20,353	155,521
Change in benefit reserves	109,378	(51,419)	(29,116)
Change in federal income tax accruals	(15,467)	(24,352)	94,228
Change in claims and claims settlement expenses	11,827	831	(6,037)
Change in other operating assets and liabilities, net	(10,174)	30,421	(5,919)
Amortization (accretion) of investments	1,438	775	(2,697)
Limited partnership asset distributions	(1,152)	(386)	(411)
Interest credited to policyholder liabilities	73,529	79,066	79,555
Net increase in fixed maturity trading securities	(326)	(1,564)	—
Net realized investment losses	11,899	24,446	58,285

Net cash and cash equivalents provided by operating activities	195,076	210,352	137,304

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	181,763	483,148	354,643
Maturities of available-for-sale securities and mortgage loans	116,349	160,270	173,439
Purchases of available-for-sale securities	(428,704)	(861,126)	(363,846)
Sales of trading securities	20,943	—	—
Sales of limited partnerships	2,877	3,189	2,660
Change in affiliated short-term note receivable	—	40,000	(40,000)
Change in payable for collateral under securities loaned	83,619	11,313	(33,401)
Change in derivative liability	988	353	—
Policy loans on insurance contracts, net	35,036	39,723	46,521
Net settlement on futures contracts	(18,571)	(26,864)	(48,105)
Other	(218)	873	1,957

Net cash and cash equivalents provided by (used in) investing activities	$(5,918)	$(149,121)	$93,868

See Notes to Financial Statements

7

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$27,592	$40,784	$284,846
Policyholder withdrawals	(196,520)	(222,249)	(516,074)

Net cash and cash equivalents used in financing activities	(168,928)	(181,465)	(231,228)

Net increase (decrease) in cash and cash equivalents (1)	20,230	(120,234)	(56)
Cash and cash equivalents, beginning of year	308,614	428,848	428,904

Cash and cash equivalents, end of year	$328,844	$308,614	$428,848

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2011 - $94; 2010 - $109; 2009 - $65); interest paid (2011 - $18; 2010 - $36; 2009 - $28); federal income taxes paid (2011 - $500; 2010 - $3,200; 2009 - $3,100); and federal income taxes received (2011 - $0; 2010 - $3,589; 2009 - $5,400)

See Notes to Financial Statements

8

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to December 28, 2007, the Company was an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co”).

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products. In 2012, the Company began selling a fixed contingent annuity (also sometimes referred to as a contingent deferred annuity (“CDA”)) that includes a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit which exists independently and is applied to mutual funds and exchange traded funds.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior periods.

Accounting Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company holds fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that AEGON can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

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Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities. Additionally, during 2011, the Company began performing back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will not be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For AFS fixed maturity securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of AFS fixed maturity securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

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Limited partnerships

At December 31, 2011 and 2010, the Company had investments in two limited partnerships that are not publicly traded. One of the partnerships is carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining partnership, which is in liquidation, is carried at cost.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve based on a percentage of the outstanding loan balance.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivative Instruments

Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. The Company has entered into short futures contracts to hedge minimum guarantees on variable annuity contracts. The Company has also entered into variance swaps to hedge the costs of the volatility of the Standard & Poor’s 500 Composite Stock Price Index (“S&P”) market. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. All derivatives recognized on the Balance Sheets are carried at fair value with changes in fair value recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, is calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures occur daily. The fair value of variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap. At termination the final fair value is recorded as a realized investment gain (loss) in the Statements of Income. Variance swaps do not accrue interest, and typically, no cash is exchanged at initiation.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

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Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 4 to the financial statements for further discussion.

DAC

The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for a group of contracts. DAC are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities is amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions. Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2011 and 2010, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2011 and 2010, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011, 2010 and 2009. The short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010 and 7.25% at December 31, 2009.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly

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reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. The Company performed the annual test of goodwill at December 31, 2011, 2010 and 2009 and determined there was no impairment of goodwill.

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2011	2010
Interest-sensitive life products	4.00% - 4.85%	4.00% - 4.85%
Interest-sensitive deferred annuities	0.25% - 6.05%	0.25% - 6.15%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 2.55% to 5.75% during 2011 and 2010, respectively. See Note 5 to the Financial Statements for further discussion.

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

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Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Federal Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures

On January 1, 2011, the Company adopted guidance (Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements) requiring separate presentation of information about purchases, sales, issuances, and settlements in the Level 3 reconciliation for fair value measurements using significant unobservable inputs. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

ASC 944, Financial Services—Insurance

On January 1, 2011, the Company adopted guidance (ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments) clarifying that an insurance entity should not consider any separate account interest held for the benefit of policyholders in an investment to be the insurer’s interest and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The adoption did not impact the Company’s results of operations or financial position.

ASC 350, Intangibles—Goodwill and Other

On January 1, 2011, the Company adopted guidance (ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts), which requires entities with a zero or negative carrying value to assess, considering qualitative factors, whether it is more likely than not that a goodwill impairment exists. If an entity concludes that it is more likely than not that a goodwill impairment exists, the entity must perform step 2 of the goodwill impairment test. The adoption did not have a material impact on the Company’s results of operations and financial position.

ASC 310, Receivables

On April 1, 2011, the Company early adopted guidance, retrospectively to January 1, 2011, (ASU 2011-02, A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring), which provides clarification to help creditors in determining whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. Additionally, the Company is now required to provide the previously deferred qualitative and quantitative disclosures about troubled debt restructurings in accordance with ASU 2010-20, including how financing receivables were modified and the financial effects of the modifications. The adoption did not have a material impact on the Company’s results of operations and financial position.

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Accounting Guidance Adopted in 2010

ASC 820, Fair Value Measurements and Disclosures

The Company adopted guidance (ASU 2010-06, Improving Disclosures about Fair Value Measurements), which included new disclosures and clarifications of existing disclosures about fair value measurements for the period ended March 31, 2010. The guidance requires disclosure of significant transfers in and out of Levels 1 and 2 of the fair value hierarchy and reasons for the transfers. Additionally, the ASU clarified the level of disaggregation for fair value disclosures, requiring disclosures for each class of assets and liabilities. The guidance clarifies that a reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

ASC 310, Receivables

The Company adopted guidance (ASU 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses), which required new and expanded financial statement disclosures for the period ended December 31, 2010. An entity is required to provide qualitative and quantitative disclosures about the allowance for credit losses, credit quality, impaired loans, modifications, and nonaccrual and past due financing receivables. In addition, the disclosures must be disaggregated by portfolio segment or class of financing receivable based on how a company develops its allowance for credit losses and how it manages its credit exposure. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

Future Adoption of Accounting Guidance

ASC 944, Financial Services—Insurance

In October 2010, the Financial Accounting Standards Board (“FASB”) issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance prospectively on January 1, 2012. The adoption is not expected to have a material impact on the Company’s results of operations and financial position.

ASC 820, Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments represent clarifications of existing requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012. The adoption will affect disclosures but is not expected to have a material impact on the Company’s results of operations and financial position.

ASC 220, Comprehensive Income

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In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which requires an entity to report components of comprehensive income in either a single, continuous statement of comprehensive income or two separate but consecutive statements. Under the two statement approach, the first statement would include components of net income and the second statement would include components of OCI.

Regardless of format, an entity is required to present items that are reclassified from OCI to net income in both net income and OCI. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and anticipates no impact on the Company’s results of operations and financial position.

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In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This guidance defers the portion of ASU 2011-05 that requires an entity to present reclassification adjustments and the effect of those reclassification adjustments on the face of the financial statements where net income is presented, by component of net income, and on the face of the financial statements where OCI is presented, by component of OCI. The deferral is effective at the same time as ASU 2011-05, for fiscal years, and interim periods within those years, beginning after December 15, 2011.

ASC 350, Intangibles—Goodwill and Other

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which gives entities the option of performing a qualitative assessment to determine whether it is necessary to perform the two-step goodwill impairment test. If, after assessing qualitative factors, a company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company does not need to perform further testing. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company would have to perform the two step goodwill impairment test. The option is unconditional so it may be skipped in any reporting period and an entity may resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning on or after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and does not expect the adoption to have a material impact on the Company’s results of operations and financial position.

ASC 210, Balance Sheet

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement. Entities are required to provide both net and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The guidance is effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The disclosures required by this guidance should be applied retrospectively for all comparative periods presented. The Company will adopt the guidance on January 1, 2013, which affects disclosures and therefore will not impact the Company’s results of operations and financial position.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

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Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels at the beginning of the quarter.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,164,173	$—	$1,164,173
Asset-backed securities	—	96,783	9,365	106,148
Commercial mortgage-backed securities	—	119,050	—	119,050
Residential mortgage-backed securities	—	82,770	1,449	84,219
Municipals	—	1,210	—	1,210
Government and government agencies
United States	356,960	—	—	356,960
Foreign	3,779	6,542	—	10,321

Total fixed maturity AFS securities (a)	360,739	1,470,528	10,814	1,842,081
Fixed maturity trading securities - corporate securities (a)	—	2,521	—	2,521
Equity securities (a)
Banking securities	—	24,993	—	24,993
Other financial services securities	—	394	—	394
Industrial securities	—	5,653	—	5,653

Total equity securities (a)	—	31,040	—	31,040
Cash equivalents (b)	—	336,130	—	336,130
Limited partnerships (c)	—	—	8,119	8,119
Separate Accounts assets (d)	7,007,468	—	—	7,007,468

Total assets	$7,368,207	$1,840,219	$18,933	$9,227,359

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$14,120	$14,120
Derivative liabilities (f)	—	1,341	—	1,341

Total liabilities	$—	$1,341	$14,120	$15,461

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	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,120,974	$—	$1,120,974
Asset-backed securities	—	91,210	11,244	102,454
Commercial mortgage-backed securities	—	139,330	504	139,834
Residential mortgage-backed securities	—	101,263	2,886	104,149
Municipals	—	1,475	—	1,475
Government and government agencies
United States	149,652	—	—	149,652
Foreign	3,699	6,157	—	9,856

Total fixed maturity AFS securities (a)	153,351	1,460,409	14,634	1,628,394
Fixed maturity trading securities - corporate securities (a)	—	23,138	—	23,138
Equity securities (a)
Banking securities	—	7,054	—	7,054
Other financial services securities	—	520	—	520
Industrial securities	—	5,416	—	5,416

Total equity securities (a)	—	12,990	—	12,990
Cash equivalents (b)	—	317,321	—	317,321
Limited partnerships (c)	—	—	9,415	9,415
Separate Accounts assets (d)	8,163,032	—	—	8,163,032

Total assets	$8,316,383	$1,813,858	$24,049	$10,154,290

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(25,416)	$(25,416)
Derivative liabilities (f)	—	353	—	353

Total liabilities	$—	$353	$(25,416)	$(25,063)

(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. government agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes and internal models. These internal models primarily use projected cash flows discounted using relevant risk spreads and market interest rate curves. At December 31, 2011, less than 0.5% of fixed maturity AFS securities were valued using internal models.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.
(c)	The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining limited partnership is carried at cost and is not included in the abovementioned table.
(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(e)	The Company issued contracts containing guaranteed minimum withdrawal benefit riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host variable annuity contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

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(f)	Derivative liabilities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Derivatives are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the identical asset or prices for similar assets. Derivatives are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 2 derivatives include variance swaps for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap.

During 2011 and 2010, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities
Balance at beginning of period (a)	$9,415	$14,634	$7,604	$37,041

Change in unrealized gains (b)	—	840	—	4,125
Purchases	—	—	—	27,941
Sales	(2,663)	(4,191)	(712)	(3,781)
Transfers into Level 3	—	4	—	3,256
Transfers out of Level 3	—	(508)	—	(54,058)
Changes in valuation (c)	215	35	2,137	110
Net realized investment gains (d)	1,152	—	386	—

Balance at end of period (a)	$8,119	$10,814	$9,415	$14,634

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.
(d)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income
In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity AFS securities at December 31, 2011 was primarily due to sales and availability of market observable data (Level 2). At December 31, 2010, the decrease was also due to an increase in market activity.

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 135 basis points (“bps”) and 90 bps at December 31, 2011 and 2010, respectively.

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For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 25.9% at December 31, 2011 and 24.8% at December 31, 2010. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	GMWB	GMIB Reinsurance	GMWB	GMIB Reinsurance
Balance at beginning of period (b)	$31,001	$(56,417)	$45,987	$(58,746)

Changes in interest rates (a)	55,032	(27,361)	20,355	(8,533)
Changes in equity markets (a)	20,561	(9,759)	(10,022)	4,653
Other (a)	2,043	(980)	(25,319)	6,209

Balance at end of period (b)	$108,637	$(94,517)	$31,001	$(56,417)

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2011, the change in GMWB and GMIB reinsurance reserves was primarily driven by the reduction in risk neutral rates and lower equity market performance. During 2010, the decrease in the GMWB and GMIB reinsurance reserves was principally driven by the improved equity markets and updated policyholder behavior assumptions offset by a decline in risk neutral rates.

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Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2011 and 2010 were:

	December 31, 2011
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,068,904	$99,060	$(3,791)	$1,164,173
Asset-backed securities	107,373	5,944	(7,169)	106,148
Commercial mortgage-backed securities	109,318	9,913	(181)	119,050
Residential mortgage-backed securities	83,576	4,108	(3,465)	84,219
Municipals	1,124	86	—	1,210
Government and government agencies
United States	309,063	47,897	—	356,960
Foreign	8,918	1,403	—	10,321

Total fixed maturity AFS securities	$1,688,276	$168,411	$(14,606)	$1,842,081

Equity securities
Banking securities	$30,189	$—	$(5,196)	$24,993
Other financial services securities	165	229	—	394
Industrial securities	5,791	—	(138)	5,653

Total equity securities	$36,145	$229	$(5,334)	$31,040

	December 31, 2010
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,069,082	$55,530	$(3,638)	$1,120,974
Asset-backed securities	102,964	7,062	(7,572)	102,454
Commercial mortgage-backed securities	131,362	8,501	(29)	139,834
Residential mortgage-backed securities	104,486	3,145	(3,483)	104,149
Municipals	1,462	13	—	1,475
Government and government agencies
United States	146,585	4,771	(1,704)	149,652
Foreign	9,063	794	—	9,856

Total fixed maturity AFS securities	$1,565,004	$79,816	$(16,426)	$1,628,394

Equity securities
Banking securities	$9,246	$—	$(2,192)	$7,054
Other financial services securities	165	355	—	520
Industrial securities	5,791	—	(375)	5,416

Total equity securities	$15,202	$355	$(2,567)	$12,990

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

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The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2011 and 2010 were:

	December 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,622,322	$1,783,734	$1,484,533	$1,555,503
Below investment grade	65,954	58,347	80,471	72,891

Total fixed maturity AFS securities	$1,688,276	$1,842,081	$1,565,004	$1,628,394

At December 31, 2011 and 2010 the estimated fair value of fixed maturity securities rated BBB- were $61,750 and $55,760, respectively, which is the lowest investment grade rating given by S&P. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2011 and 2010 by contractual maturities were:

	December 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$44,125	$44,653	$8,271	$8,350
Due after one year through five years	243,351	256,758	250,194	263,865
Due after five years through ten years	876,074	949,419	823,396	858,024
Due after ten years	224,459	281,834	144,331	151,718

	1,388,009	1,532,664	1,226,192	1,281,957
Mortgage-backed securities and other asset-backed securities	300,267	309,417	338,812	346,437

Total fixed maturity AFS securities	$1,688,276	$1,842,081	$1,565,004	$1,628,394

In the preceding table fixed maturity securities not due at a single maturity date, have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

During 2011, 2010 and 2009, there was $612, $1,675 and $1,674, respectively, of investment income on fixed maturity trading securities recorded in net investment income in the Statements of Income. During 2011 and 2010, there was $394 and ($1,462), respectively, of income (loss) recognized from the change in the fair value on fixed maturity trading securities recorded in net investment income in the Statements of Income. The Company recognized losses of $98 during 2011 on the conversion of fixed maturity trading securities to preferred stock. There were no conversions of fixed maturity trading securities to preferred stock in 2010 or 2009.

The Company had investment securities with an estimated fair value of $20,291 and $23,870 that were deposited with insurance regulatory authorities at December 31, 2011 and 2010, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

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The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$47,771	$51,014	$(3,243)
Asset-backed securities	33,112	33,399	(287)
Commercial mortgage-backed securities	8,312	8,493	(181)
Residential mortgage-backed securities	102	105	(3)
Equity securities
Banking securities	13,648	15,058	(1,410)
Industrial securities	5,653	5,791	(138)

Total fixed maturity and equity securities	108,598	113,860	(5,262)

Greater than six months but less than or equal to one year
Equity securities - banking securities	6,973	8,500	(1,527)

Total fixed maturity and equity securities	6,973	8,500	(1,527)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,545	12,093	(548)
Asset-backed securities	11,284	18,166	(6,882)
Residential mortgage-backed securities	14,576	18,038	(3,462)
Equity securities - banking securities	4,372	6,631	(2,259)

Total fixed maturity and equity securities	41,777	54,928	(13,151)

Total fixed maturity and equity securities	$157,348	$177,288	$(19,940)

	December 31, 2010
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$69,662	$72,628	$(2,966)
Asset-backed securities	10,276	10,297	(21)
Commercial mortgage-backed securities	1,022	1,051	(29)
Residential mortgage-backed securities	9,371	10,074	(703)
Government and government agencies - United States	644	656	(12)
Equity securities - banking securities	2,558	2,616	(58)

Total fixed maturity and equity securities	$93,533	$97,322	$(3,789)

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	December 31, 2010
(continued)	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Greater than six months but less than or equal to one year
Fixed maturity AFS securities - corporate securities	$5,205	$5,366	$(161)

Total fixed maturity and equity securities	5,205	5,366	(161)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,553	12,064	(511)
Asset-backed securities	15,001	22,552	(7,551)
Residential mortgage-backed securities	15,499	18,279	(2,780)
Government and government agencies - United States	30,846	32,538	(1,692)
Equity securities
Banking securities	4,497	6,631	(2,134)
Industrial securities	5,416	5,791	(375)

Total fixed maturity and equity securities	82,812	97,855	(15,043)

Total fixed maturity and equity securities	$181,550	$200,543	$(18,993)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 68 and 74 at December 31, 2011 and 2010, respectively.

The estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$2,381	$(635)	2
Greater than one year	25,483	(11,929)	7

Total	$27,864	$(12,564)	9

Decline > 40%
Greater than one year	$3,544	$(3,039)	2

Total	$3,544	$(3,039)	2

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	December 31, 2010
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$995	$(314)	1
Greater than one year	15,849	(9,467)	6

Total	$16,844	$(9,781)	7

Decline > 40%
Greater than one year	$4,284	$(2,969)	2

Total	$4,284	$(2,969)	2

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Unrealized gains (losses) incurred during 2011 and 2010 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Assets
Fixed maturity securities	$153,805	$63,390
Equity securities	(5,105)	(2,212)
Value of business acquired	(32,064)	(19,829)

	116,636	41,349

Liabilities
Policyholder account balances	—	1,387
Federal income taxes - deferred	(41,407)	(15,249)

	(41,407)	(13,862)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$75,229	$27,487

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for the years ended December 31, 2011, 2010 and 2009.

The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2011 and 2010 was $61,833 and $66,713.

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Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2011 and 2010 was $28 and $33, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no impaired mortgage loans at December 31, 2011. There was one impaired mortgage loan at December 31, 2010, with a specific reserve of $633, with an unpaid principal balance of $3,275. As this loan was impaired at December 31, 2010, there was no interest income recorded subsequent to the impairment. The impaired mortgage loan was sold during first quarter 2011 resulting in a recovery of $163. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2011	2010
Balance at beginning of period	$666	$41

Charge offs	(633)	(889)
Provision	(5)	1,514

Balance at end of period	$28	$666

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, Virginia, Ohio, and California which account for approximately 76% of mortgage loans at December 31, 2011.

The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2011	2010
AAA - AA	$21,949	$24,709
A	22,471	26,026
BBB	11,275	12,188

Total mortgage loans on real estate	55,695	62,923
Less: general reserve	(28)	(33)

Total mortgage loans on real estate, net	$55,667	$62,890

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, adequate reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2011 and 2010 was $792,602 and $827,638, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Securities Lending

The Company loans securities under securities lending agreements. The amortized cost of securities out on loan at December 31, 2011 and 2010 was $205,909 and $150,463, respectively. The estimated fair value of securities out on loan at December 31, 2011 and 2010 was $239,207 and $156,440, respectively.

Derivatives

The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed

26

products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves. Net settlements on the futures occur daily. The Company also entered into variance swaps during 2010 to hedge the costs of the volatility of the S&P market. At December 31, 2011, the Company had 630 outstanding short futures contracts with a notional value of $197,285. At December 31, 2011, the Company had variance swaps with a notional value of $5 and a net fair value of ($1,341). The Company recognized $988 of realized losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during the year ended December 31, 2011. At December 31, 2010, the Company had 360 outstanding short futures contracts with a notional value of $112,770. At December 31, 2010, the Company had two variance swaps with a notional value of $7 and a net fair value of ($353). The Company recognized $353 of losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during 2010.

The Company can also receive collateral related to derivative transactions that it enters into. The credit support agreement contains a fair value threshold of $1,000 over which collateral needs to be pledged by the Company or its counterparty. At December 31, 2011 and 2010, there was no cash collateral pledged or received on derivative transactions in accordance with the credit support agreement due to market value swings on variance swaps.

Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2011	2010	2009
Fixed maturity AFS securities	$80,146	$77,950	$71,037
Fixed maturity trading securities	908	213	1,674
Equity securities	1,606	1,050	1,409
Limited partnerships	1,357	2,514	(1,545)
Mortgage loans on real estate	3,712	4,360	4,706
Policy loans	42,384	44,324	46,156
Cash and cash equivalents	856	858	2,816
Derivatives	(752)	(353)	—
Other	377	346	889

Gross investment income	130,594	131,262	127,141
Less: investment expenses	(3,075)	(3,615)	(4,204)

Net investment income	$127,519	$127,647	$122,937

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the year ended December 31 were as follows:

	2011	2010	2009
Proceeds	$178,888	$479,248	$351,633
Gross realized investment gains	9,000	11,209	5,392
Gross realized investment losses	(231)	(2,723)	(5,507)

Proceeds on AFS securities sold at a realized loss	5,447	114,547	103,332

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Net realized investment gains (losses) for the year ended December 31 were as follows:

	2011	2010	2009
Fixed maturity AFS securities	$7,564	$6,660	$(10,605)
Equity securities	29	10	(3,692)
Limited partnerships	(58)	(2,268)	1,567
Mortgage loans on real estate	243	(1,262)	(531)
Derivatives	(18,571)	(26,864)	(48,105)
Adjustment related to VOBA	(1,106)	(722)	3,081

Net realized investment losses	$(11,899)	$(24,446)	$(58,285)

In 2011, there were no impaired limited partnerships. During 2010, the Company recorded a limited partnership impairment of $3,828 due to the decline in fair value of the fund being deemed to be other-than-temporary with the recovery in value from the remaining underlying investments in the fund not anticipated. There were no impaired limited partnerships in 2009.

There were no impaired mortgage loans in 2011. During 2010, the Company established a valuation allowance of $634 for an impaired mortgage loan. A valuation allowance is established when the excess carrying value of the mortgage loan exceeds the estimated collateral value. In addition, mortgage loan losses include a loss of $654 at December 31, 2010, for a mortgage loan which was impaired and sold during the fourth quarter 2010. There were no impaired mortgage loans in 2009.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	2011	2010
Balance at beginning of period	$2,014	$1,445
Credit loss impairment recognized in the current period on securities not previously impaired	27	996
Additional credit loss impairments recognized in the current period on securities previously impaired through other comprehensive income	1,004	423
Accretion of credit loss impairments previously recognized	(816)	(850)

Balance at end of period	$2,229	$2,014

The components of OTTI reflected in the Statements of Income for the years ended December 31 were as follows:

	2011	2010	2009
Gross OTTI losses on securities	$4,747	$6,150	$18,937
Net OTTI loss recognized in OCI	3,572	4,335	4,753

Net OTTI losses recognized in income	1,175	1,815	14,184
VOBA	—	(258)	(4,324)

Net OTTI losses	$1,175	$1,557	$9,860

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During 2011, the Company impaired its holdings of 2007 vintage subprime mortgage asset-backed securities (“ABS”) for $712 due to an adverse change in cash flows, a 2006 vintage subprime mortgage ABS for $63, a corporate bond for $258 due to adverse changes in cash flows and a corporate non-convertible security for $142 due to a pre-packaged bankruptcy.

For the year ended December 31, 2010, the gross impairment losses recognized in the Statements of Income were primarily driven by the impairment of a 2005 vintage residential mortgage-backed securities (“RMBS”) for $722 and a 2007 vintage subprime mortgage ABS for $272 due to adverse changes in cash flows. A corporate bond was also impaired for $397 due to the intent to sell or being more likely than not required to sell. As well as, the Company impaired its holding of a 2007 vintage subprime mortgage ABS for $423.

The Company adopted revised guidance for the recognition and presentation of OTTI in 2009. As permitted by the guidance, the Company recorded an increase of $3,457 to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on the Statement of Stockholder’s Equity to reclassify the non credit portion of previously other-than-temporarily impaired AFS securities held at April 1, 2009.

The following summarizes the components for this cumulative effect adjustment:

	Unrealized OTTI on AFS Securities	Net Unrealized Loss on AFS Securities	Total Cumulative Effect Adjustment in OCI
Increase in amortized cost of AFS securities	$241	$12,335	$12,576
Change in VOBA	—	(7,257)	(7,257)
Income tax	(84)	(1,778)	(1,862)

Net cumulative effect adjustment	$157	$3,300	$3,457

The cumulative effect adjustment was calculated for all AFS securities held at April 1, 2009, for which an OTTI was previously recognized, but at April 1, 2009, the Company did not intend to sell the security and it was not more likely than not that the Company would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received at April 1, 2009, to the amortized cost basis of the AFS securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective AFS security in effect before recognizing any OTTI. In addition, because the carrying amounts of VOBA are adjusted for the effects of realized and unrealized gains and losses on AFS, the Company recognized a true-up to the VOBA balances for this cumulative effect adjustment.

Included in the 2009 impairment losses was $241 related to the non credit impairments previously recorded in income during the first quarter of 2009 prior to adoption of the revised OTTI guidance.

Note 4. VOBA, DAC, and DSI

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience. The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010. The short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010 and 7.25% at December 31, 2009.

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The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2011	2010
Balance at beginning of period	$335,051	$374,737
Amortization expense	(573)	(44,923)
Unlocking	(11,579)	24,570
Adjustment related to realized gains on investments and OTTI	(1,106)	(722)
Adjustment related to unrealized gains and OTTI on investments	(12,235)	(18,611)

Balance at end of period	$309,559	$335,051

2011 was impacted by unfavorable equity markets and long term interest rate assumption changes during the third quarter resulting in lower amortization and unfavorable unlocking as compared to 2010.

The estimated future amortization of VOBA from 2012 to 2016 is as follows:

2012	$27,034
2013	$26,895
2014	$27,297
2015	$27,278
2016	$27,150

DAC and DSI

The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2010	$26,730	$6,296
Capitalization	1,017	64
Accretion	2,580	592
Unlocking	1,110	318

Balance, December 31, 2010	31,437	7,270
Capitalization	498	48
Accretion	16,098	3,645
Unlocking	(2,994)	(608)

Balance, December 31, 2011	$45,039	$10,355

The increase in DAC and DSI in 2011 as compared to 2010 was principally driven by unfavorable equity markets and the long-term interest rate assumption change resulting in an increase in accretion and unfavorable unlocking.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•

In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•

In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

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•

Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2011
Net amount at risk (a)	$1,448,303	$15,078	$204,271
Average attained age of contract owners	71	64	72
Weighted average period remaining until expected annuitization	n/a	3.5 yrs	n/a

2010
Net amount at risk (a)	$1,210,744	$4,038	$112,188
Average attained age of contract owners	71	62	71
Weighted average period remaining until expected annuitization	n/a	4.4 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2010	$145,533	$39,169
Guaranteed benefits incurred	37,790	17,659
Guaranteed benefits paid	(52,620)	—
Unlocking	(16,175)	(24,837)

Balance, December 31, 2010	114,528	31,991
Guaranteed benefits incurred	35,489	13,657
Guaranteed benefits paid	(42,571)	—
Unlocking	36,934	33,026

Balance, December 31, 2011	$144,380	$78,674

The increase in the GMDB and GMIB liabilities was driven by the long-term interest rate assumption change during the third quarter resulting in unfavorable unlocking as compared to 2010.

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At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Total
2011
GMDB only	$1,442,519	$635,018	$514,187	$153,684	$2,745,408
GMDB and GMIB	994,502	267,283	390,801	37,043	1,689,629
GMDB and GMWB	372,978	68,399	196,968	2,147	640,492
GMWB only	146,893	26,437	74,768	1,643	249,741
GMIB only	81,900	15,646	49,084	2,905	149,535
No guaranteed benefit	15,421	3,498	12,893	691	32,503

Total	$3,054,213	$1,016,281	$1,238,701	$198,113	$5,507,308

2010
GMDB only	$1,757,007	$724,402	$576,505	$181,287	$3,239,201
GMDB and GMIB	1,204,742	319,345	443,743	42,179	2,010,009
GMDB and GMWB	427,924	78,407	218,359	3,003	727,693
GMWB only	170,037	30,298	84,320	1,937	286,592
GMIB only	96,905	15,238	54,026	3,131	169,300
No guaranteed benefit	16,552	3,829	16,903	2,057	39,341

Total	$3,673,167	$1,171,519	$1,393,856	$233,594	$6,472,136

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2011	2010
Balanced	$654,817	$730,732
Equity	468,542	560,785
Bond	202,761	218,621
Money Market	174,040	180,759

Total	$1,500,160	$1,690,897

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Note 6. Federal Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	2011	2010	2009
Provisions for income taxes computed at Federal statutory rate (35%)	$1,292	$39,606	$(38,911)
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(10,220)	(9,275)	(8,890)
Tax credits	(567)	(1,588)	(1,386)
Valuation allowance on deferred tax assets	(2,549)	(52,555)	145,504
Provision to return adjustment	(1,149)	(2,702)	(7,955)
Unrecognized tax benefits	(1,777)	676	3,623
Tax goodwill amortization	—	(198)	—
Other	9	1,334	(57)

Federal income tax provision	$(14,961)	$(24,702)	$91,928

Effective tax rate	N/M	N/M	N/M

The effective tax rate for 2011, 2010 and 2009, vary significantly from the United States Federal statutory rate primarily due to changes in the valuation allowance for deferred tax assets, dividend received deduction, unrecognized tax benefits and provision to the return adjustments and as a result of these adjustments, the effective tax rates are not meaningful.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes.

Deferred tax assets and liabilities at December 31 were as follows:

	December 31,
	2011	2010
Deferred tax assets
DAC	$65,820	$85,512
Net operating and capital loss carryforward	183,935	105,802
Intangible assets	54,303	59,367
Tax credits	8,445	7,163
Other	3,103	3,031
Guaranty fund assessments	153	1,790

Total deferred tax assets	315,759	262,665
Valuation allowance	(90,402)	(92,950)

Net deferred tax assets	225,357	169,715

Deferred tax liabilities
VOBA	108,277	117,193
Policyholder account balance	62,618	21,332
Investment adjustments	62,341	26,723

Total deferred tax liabilities	233,236	165,248

Total net deferred tax asset (liability)	$(7,879)	$4,467

The valuation allowance for deferred tax assets at December 31, 2011 and 2010 was $90,402 and $92,950, respectively. The valuation allowance is related to a net operating loss carryforward and other deferred tax assets that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

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The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,522 (gross $7,205) and $4,299 (gross $12,283), respectively, that should not be recognized at December 31, 2011 and 2010, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2010, 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2011	2010
Balance at beginning of period	$4,299	$3,623
Additions for tax positions of prior years	—	676
Reductions for tax positions of prior years	(1,777)	—

Balance at end of period	$2,522	$4,299

At December 31, 2011 and 2010, the Company had an operating loss carryforward for federal income tax purposes of $518,325 (net of the ASC 740 reduction of $7,205) and $290,009 (net of the ASC 740 reduction of $12,283), respectively, with a carryforward period of fifteen years that expire at various dates up to 2026. At December 31, 2011, the Company did not have a capital loss carryforward for federal income tax purposes. At December 31, 2010, the Company had a capital loss carryforward for federal income tax purposes of $3,597. At December 31, 2011 and 2010, the Company had a foreign tax credit carryforward of $5,956 and $4,645, respectively, with a carryforward period of ten years that will expire at various dates up to 2021. Also, the Company has an Alternative Minimum Tax tax credit carryforward for federal income tax purposes of $2,488 and $2,518, respectively, at December 31, 2011 and 2010, respectively, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has incurred and recognized $5 in penalties in its financial statements at December 31, 2011. The Company did not incur or recognize any penalties in its financial statements at December 31, 2010. The Company recognized interest expense of $30 and ($119) at December 31, 2011 and 2010, respectively. The accrued interest expense related to federal income tax was released during 2010 based on the expectation that the net operating loss will offset any taxable income generated by the uncertain tax position for the Company in future tax periods.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

Note 7. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2011, 2010 and 2009 was ($340,218), $181,242 and $225,287, respectively.

Statutory capital and surplus at December 31, 2011 and 2010 was $438,047 and $813,142, respectively. At December 31, 2011 and 2010, approximately $43,805 and $209,128, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2011 and 2010, the Company did not pay any dividends to AUSA or receive any capital contribution from AUSA.

The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2011 and 2010, based on the RBC formula, the Company’s total adjusted capital level was well above the minimum amount of capital required to avoid regulatory action.

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A financial exam of the Company, for the period January 1, 2005 through December 31, 2009, was completed on February 7, 2011. The Examination Report, as of December 31, 2009, was adopted by the Insurance Department of the State of Arkansas on May 13, 2011. There were no changes to the Company’s financial statements as a result of the exam.

Note 8. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2010, the Company had recaptured the majority of its life reinsurance which had started in 2008.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2011 and 2010, net reinsurance receivables were $2,439 and $4,158, respectively. The Company has a reinsurance reserve on a portion of the recapture of the life reinsurance of $383 and $780 at December 31, 2011 and 2010, respectively.

Effective October 1, 2011, the Company recaptured an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsured, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold from January 1, 1997 to June 30, 2001.

At December 31, 2011, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$6,216,455	$1,222,740	$636	$4,994,351	0.01%

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2011, 41% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2010, 44% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 9. Related Party Transactions

At December 31, 2011, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2011, 2010 and 2009, the Company incurred $8,417, $10,040 and $24,844, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On March 30, 2011, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.25% that was paid off in December 2011. On April 29, 2010, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.21% that was paid off in December 2010. On June 29, 2009, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.30% that was paid off in April 2010. During 2011, 2010 and 2009, the Company accrued and/or received $94, $134 and $108 of interest, respectively. Interest related to these arrangements is included in net investment income.

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AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2011, 2010 and 2009, the Company incurred $130, $151 and $163, respectively, under this agreement. There were no mortgage loan origination fees during 2011, 2010 and 2009, respectively. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2011, 2010 and 2009, the Company incurred $2,212, $2,136 and $2,207, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2011, 2010 and 2009, the Company incurred $37,642, $33,844 and $47,569, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2011 and 2010, the Company incurred $423 and $69, respectively, in expenses under this agreement. During 2009, the Company did not incur any expenses under these agreements. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2011, 2010 and 2009, the Company received $1,852, $191 and $44, respectively, in revenue under this agreement. Revenue attributable to this agreement is included in policy charge revenue. The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2011, 2010 and 2009, the Company incurred $22, $50 and $268, respectively, in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturity AFS securities and mortgage loans on real estate in the Balance Sheets. During 2011, the Company sold $2,800 of mortgage loans on real estate to affiliated companies. During 2010, the Company sold $48,177 and $3,909 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies. During 2009, the Company sold $78,525 and $2,961 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 10. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2011 and 2010, the Company’s estimated liability for future guaranty fund assessments was $624 and $5,114, respectively. In addition, the Company has a receivable for future premium tax deductions of $3,778 and $3,971 at December 31, 2011 and 2010, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

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Note 11. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

	Annuity	Life Insurance	Total
2011
Net revenues (a)	$167,850	$76,457	$244,307
Amortization (accretion) of VOBA	(5,066)	17,218	12,152
Policy benefits (net of reinsurance recoveries)	148,579	32,713	181,292
Federal income tax expense (benefit)	(16,068)	1,107	(14,961)
Net income	5,252	13,407	18,659

2010
Net revenues (a)	$152,570	$76,183	$228,753
Amortization of VOBA	17,379	2,974	20,353
Policy benefits (net of reinsurance recoveries)	(628)	31,258	30,630
Federal income tax expense (benefit)	(24,973)	271	(24,702)
Net income	111,584	26,278	137,862

2009
Net revenues (a)	$101,449	$87,574	$189,023
Amortization and impairment of VOBA	137,232	18,289	155,521
Policy benefits (net of reinsurance recoveries)	22,043	29,061	51,104
Federal income tax expense	34,469	57,459	91,928
Net loss	(174,999)	(28,102)	(203,101)

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2011
Annuity	$7,414,438	$649,926
Life Insurance	3,101,777	1,324,848

Total	$10,516,215	$1,974,774

2010
Annuity	$8,161,137	$567,834
Life Insurance	3,331,162	1,379,747

Total	$11,492,299	$1,947,581

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FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Years Ended December 31, 2011 and 2010

Transamerica Advisors Life Insurance Company

Separate Account V A BNY

Financial Statements

Years Ended December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors of

Merrill Lynch Life Variable Annuity Separate Account D

Transamerica Advisors Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account D (the Separate Account) (comprised of the Invesco Mid Cap Core Equity, Invesco Van Kampen Comstock, Invesco Van Kampen Value Opportunities, Invesco Van Kampen Mid Cap Growth, Invesco Van Kampen Equity and Income, Invesco Constellation, Invesco Charter, AllianceBernstein Growth and Income, AllianceBernstein Large Cap Growth, AllianceBernstein International Value, AllianceBernstein Small/Mid Cap Value, AllianceBernstein Value, Managers Cadence Capital Appreciation, Allianz NFJ Dividend Value, Allianz NFJ Small-Cap Value, Allianz NFJ Mid-Cap Value, American Century Equity Income, American Century Ultra, American Funds Bond Fund of America®, American Funds EuroPacific Growth Fund®, American Funds Growth Fund of America®, American Funds Income Fund of America®, American Funds Investment Company of America, BlackRock Basic Value, BlackRock Total Return, BlackRock High Yield Bond, BlackRock Capital Appreciation, BlackRock Global SmallCap, BlackRock International Index, BlackRock Small Cap Index, BlackRock U.S. Government Bond, BlackRock International, BlackRock Global Allocation, BlackRock Global Opportunities, BlackRock S&P 500 Index, BlackRock Low Duration Bond, BlackRock Large Cap Core, BlackRock Large Cap Growth, BlackRock Large Cap Value, BlackRock Value Opportunities, Cohen & Steers Realty Income, Columbia Acorn USA, Columbia Acorn International, Columbia Marsico Growth, Columbia Mid Cap Growth, Columbia Select Smaller-Cap Value, Davis New York Venture, Delaware Smid Cap Growth, Dreyfus Appreciation, Eaton Vance Floating-Rate, Eaton Vance Large-Cap Value, Federated Capital Appreciation, Federated Kaufmann, Fidelity® Advisor Equity Growth, Fidelity® Advisor Stock Selector Mid Cap, Fidelity® Advisor Overseas, Janus Forty, Janus Enterprise, JPMorgan Multi-Cap Market Neutral, JPMorgan Small Cap Growth, Lord Abbett Affiliated, Lord Abbett Bond-Debenture, Lord Abbett Mid-Cap Value, Ready Assets Prime Money, MFS® Growth, MFS® Research International, MFS® Mid Cap Growth, Oppenheimer Capital Appreciation, Oppenheimer Global, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Oppenheimer Quest Opportunity Value, PIMCO Commodity Real Return Strategy, PIMCO Low Duration, PIMCO Real Return, PIMCO Total Return, Pioneer Emerging Markets, Pioneer, Pioneer High Yield, Pioneer Real Estate Shares, Pioneer Growth Opportunities, The Putnam Fund for Growth and Income, Putnam International Equity, Putnam Voyager, Templeton Foreign, Templeton Growth, TA WMC Diversified Growth, TA Morgan Stanley Growth Opportunities, TA Systematic Small/Mid Cap Value, and TA AEGON Flexible Income subaccounts) as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Merrill Lynch Life Variable Annuity Separate Account D at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2012

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Invesco Mid Cap Core Equity Subaccount	Invesco Van Kampen Comstock Subaccount	Invesco Van Kampen Value Opportunities Subaccount	Invesco Van Kampen Mid Cap Growth Subaccount	Invesco Van Kampen Equity and Income Subaccount
Assets
Investment in securities:
Number of shares	155,252.491	7,134,464.323	27,952.475	111,869.766	636,436.271

Cost	$3,409,602	$112,122,334	$274,191	$2,349,274	$4,824,843

Investments in mutual funds, Level 1 prices quoted at net asset value	$3,263,407	$108,515,203	$255,206	$2,804,575	$5,295,150
Receivable for units sold	1	—	—	25	—

Total assets	3,263,408	108,515,203	255,206	2,804,600	5,295,150

Liabilities
Payable for units redeemed	—	6	—	—	—

	$3,263,408	$108,515,197	$255,206	$2,804,600	$5,295,150

Net Assets:
Deferred annuity contracts terminable by owners	$3,263,408	$108,515,197	$255,206	$2,804,600	$5,295,150

Total net assets	$3,263,408	$108,515,197	$255,206	$2,804,600	$5,295,150

Accumulation units outstanding:
M&E - 1.25% IRA Series	29,467	967,384	37,450	—	—

M&E - 1.30% IRA Annuity	—	1,612,271	—	260,948	319,474

M&E - 1.35% IRA Series	27,380	498,069	46,873	—	—

M&E - 1.45% IRA Series	62,982	2,371,225	69,182	—	—

M&E - 1.55% IRA Series	24,853	1,076,294	—	—	—

M&E - 1.60% IRA Series	1,870	171,508	—	—	—

M&E - 1.65% IRA Series	76,110	1,959,343	117,088	—	—

M&E - 1.70% IRA Series	2,448	78,668	1,430	—	—

M&E - 1.75% IRA Series	32,635	240,309	6,934	—	—

Accumulation unit value:
M&E - 1.25% IRA Series	$12.915928	$11.153303	$0.916241	$—	$—

M&E - 1.30% IRA Annuity	$—	$17.283463	$—	$10.747741	$16.574613

M&E - 1.35% IRA Series	$12.823013	$11.073004	$0.915693	$—	$—

M&E - 1.45% IRA Series	$12.730780	$10.993297	$0.915120	$—	$—

M&E - 1.55% IRA Series	$12.639228	$10.914194	$0.914580	$—	$—

M&E - 1.60% IRA Series	$12.593726	$10.874870	$0.914294	$—	$—

M&E - 1.65% IRA Series	$12.548389	$10.835670	$0.914023	$—	$—

M&E - 1.70% IRA Series	$12.503196	$10.796654	$0.913745	$—	$—

M&E - 1.75% IRA Series	$12.458200	$10.757769	$0.913469	$—	$—

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Invesco Constellation Subaccount	Invesco Charter Subaccount	AllianceBernstein Growth and Income Subaccount	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein International Value Subaccount
Assets
Investment in securities:
Number of shares	29,749.648	800,697.487	831,559.639	98,741.241	183,987.729

Cost	$653,304	$12,930,639	$2,678,070	$2,113,923	$2,197,113

Investments in mutual funds, Level 1 prices quoted at net asset value	$635,452	$12,851,195	$2,860,565	$2,411,261	$1,913,472
Receivable for units sold	—	—	—	12,837	1

Total assets	635,452	12,851,195	2,860,565	2,424,098	1,913,473

Liabilities
Payable for units redeemed	—	1	—	—	—

	$635,452	$12,851,194	$2,860,565	$2,424,098	$1,913,473

Net Assets:
Deferred annuity contracts terminable by owners	$635,452	$12,851,194	$2,860,565	$2,424,098	$1,913,473

Total net assets	$635,452	$12,851,194	$2,860,565	$2,424,098	$1,913,473

Accumulation units outstanding:
M&E - 1.25% IRA Series	—	—	—	—	26,671

M&E - 1.30% IRA Annuity	54,042	1,137,191	184,316	152,817	—

M&E - 1.35% IRA Series	—	—	—	—	29,710

M&E - 1.45% IRA Series	—	—	—	—	74,690

M&E - 1.55% IRA Series	—	—	—	—	83,006

M&E - 1.60% IRA Series	—	—	—	—	47,981

M&E - 1.65% IRA Series	—	—	—	—	106,014

M&E - 1.70% IRA Series	—	—	—	—	8,116

M&E - 1.75% IRA Series	—	—	—	—	3,792

Accumulation unit value:
M&E - 1.25% IRA Series	$—	$—	$—	$—	$5.104735

M&E - 1.30% IRA Annuity	$11.758408	$11.300818	$15.519858	$15.862706	$—

M&E - 1.35% IRA Series	$—	$—	$—	$—	$5.080217

M&E - 1.45% IRA Series	$—	$—	$—	$—	$5.055813

M&E - 1.55% IRA Series	$—	$—	$—	$—	$5.031529

M&E - 1.60% IRA Series	$—	$—	$—	$—	$5.019453

M&E - 1.65% IRA Series	$—	$—	$—	$—	$5.007386

M&E - 1.70% IRA Series	$—	$—	$—	$—	$4.995353

M&E - 1.75% IRA Series	$—	$—	$—	$—	$4.983358

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	AllianceBernstein Small/Mid Cap Value Subaccount	AllianceBernstein Value Subaccount	Managers Cadence Capital Appreciation Subaccount	Allianz NFJ Dividend Value Subaccount	Allianz NFJ Small-Cap Value Subaccount
Assets
Investment in securities:
Number of shares	308,458.150	82,370.321	3,385.315	410,035.414	427,967.672

Cost	$5,212,070	$693,716	$46,684	$4,135,517	$8,470,667

Investments in mutual funds, Level 1 prices quoted at net asset value	$4,697,818	$709,208	$54,267	$4,662,103	$11,906,061
Receivable for units sold	—	2	—	—	—

Total assets	4,697,818	709,210	54,267	4,662,103	11,906,061

Liabilities
Payable for units redeemed	2	—	—	1	—

	$4,697,816	$709,210	$54,267	$4,662,102	$11,906,061

Net Assets:
Deferred annuity contracts terminable by owners	$4,697,816	$709,210	$54,267	$4,662,102	$11,906,061

Total net assets	$4,697,816	$709,210	$54,267	$4,662,102	$11,906,061

Accumulation units outstanding:
M&E - 1.25% IRA Series	23,850	9,491	767	48,459	27,898

M&E - 1.30% IRA Annuity	—	—	—	—	366,811

M&E - 1.35% IRA Series	12,276	18,426	—	61,595	4,676

M&E - 1.45% IRA Series	108,401	44,232	—	172,376	59,289

M&E - 1.55% IRA Series	22,736	2,215	5,543	147,434	4,455

M&E - 1.60% IRA Series	5,755	—	—	12,848	15,933

M&E - 1.65% IRA Series	159,840	5,328	—	60,680	56,953

M&E - 1.70% IRA Series	4,695	—	—	42,848	1,273

M&E - 1.75% IRA Series	11,624	—	—	28,982	801

Accumulation unit value:
M&E - 1.25% IRA Series	$13.744525	$9.008636	$8.732070	$8.205271	$16.524176

M&E - 1.30% IRA Annuity	$—	$—	$—	$—	$24.880642

M&E - 1.35% IRA Series	$13.645672	$8.943819	$8.681453	$8.165865	$16.405320

M&E - 1.45% IRA Series	$13.547551	$8.879481	$8.631159	$8.126669	$16.287338

M&E - 1.55% IRA Series	$13.450151	$8.815600	$8.581154	$8.087681	$16.170246

M&E - 1.60% IRA Series	$13.401730	$8.783860	$8.556273	$8.068271	$16.112039

M&E - 1.65% IRA Series	$13.353492	$8.752222	$8.531472	$8.048889	$16.054041

M&E - 1.70% IRA Series	$13.305437	$8.720713	$8.506742	$8.029561	$15.996254

M&E - 1.75% IRA Series	$13.257563	$8.689316	$8.482087	$8.010302	$15.938690

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Allianz NFJ Mid-Cap Value Subaccount	American Century Equity Income Subaccount	American Century Ultra Subaccount	American Funds Bond Fund of America® Subaccount	American Funds EuroPacific Growth Fund® Subaccount
Assets
Investment in securities:
Number of shares	237,395.403	864,082.071	2,557.174	2,388,027.586	223,122.335

Cost	$3,691,519	$5,956,662	$62,720	$27,859,674	$8,176,217

Investments in mutual funds, Level 1 prices quoted at net asset value	$3,812,570	$6,281,877	$56,923	$29,969,746	$7,804,819
Receivable for units sold	1	1	2	—	—

Total assets	3,812,571	6,281,878	56,925	29,969,746	7,804,819

Liabilities
Payable for units redeemed	—	—	—	255	—

	$3,812,571	$6,281,878	$56,925	$29,969,491	$7,804,819

Net Assets:
Deferred annuity contracts terminable by owners	$3,812,571	$6,281,878	$56,925	$29,969,491	$7,804,819

Total net assets	$3,812,571	$6,281,878	$56,925	$29,969,491	$7,804,819

Accumulation units outstanding:
M&E - 1.25% IRA Series	34	4,135	—	117,709	132,225

M&E - 1.30% IRA Annuity	177,189	362,498	—	1,563,373	—

M&E - 1.35% IRA Series	—	—	—	1,413	3,404

M&E - 1.45% IRA Series	2,682	1,330	4,936	201,616	186,338

M&E - 1.55% IRA Series	—	—	—	3,293	13,356

M&E - 1.60% IRA Series	—	—	—	22,433	14,795

M&E - 1.65% IRA Series	820	4,029	296	270,677	207,177

M&E - 1.70% IRA Series	—	—	—	—	—

M&E - 1.75% IRA Series	—	—	—	8,781	381

Accumulation unit value:
M&E - 1.25% IRA Series	$11.247293	$12.576867	$11.046003	$12.012704	$14.231735

M&E - 1.30% IRA Annuity	$21.296506	$17.004673	$—	$14.449012	$—

M&E - 1.35% IRA Series	$11.166382	$12.486366	$10.966524	$11.926255	$14.129296

M&E - 1.45% IRA Series	$11.086073	$12.396523	$10.887649	$11.840442	$14.027633

M&E - 1.55% IRA Series	$11.006388	$12.307384	$10.809360	$11.755263	$13.926717

M&E - 1.60% IRA Series	$10.966757	$12.263051	$10.770436	$11.712918	$13.876546

M&E - 1.65% IRA Series	$10.927282	$12.218891	$10.731670	$11.670725	$13.826537

M&E - 1.70% IRA Series	$10.887938	$12.174879	$10.693023	$11.628695	$13.776752

M&E - 1.75% IRA Series	$10.848766	$12.131057	$10.654529	$11.586819	$13.727143

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	American Funds Growth Fund of America® Subaccount	American Funds Income Fund of America® Subaccount	American Funds Investment Company of America® Subaccount	BlackRock Basic Value Subaccount	BlackRock Total Return Subaccount
Assets
Investment in securities:
Number of shares	2,699,417.021	2,275,758.527	1,839,268.949	1,317,095.174	816,891.964

Cost	$76,522,383	$39,332,060	$54,197,713	$33,355,492	$8,453,242

Investments in mutual funds, Level 1 prices quoted at net asset value	$77,459,645	$38,128,356	$49,811,061	$31,860,532	$9,132,852
Receivable for units sold	4	—	—	1	93

Total assets	77,459,649	38,128,356	49,811,061	31,860,533	9,132,945

Liabilities
Payable for units redeemed	—	5	4	—	—

	$77,459,649	$38,128,351	$49,811,057	$31,860,533	$9,132,945

Net Assets:
Deferred annuity contracts terminable by owners	$77,459,649	$38,128,351	$49,811,057	$31,860,533	$9,132,945

Total net assets	$77,459,649	$38,128,351	$49,811,057	$31,860,533	$9,132,945

Accumulation units outstanding:
M&E - 1.25% IRA Series	299,605	172,258	162,831	56,441	76,410

M&E - 1.30% IRA Annuity	3,574,190	1,672,538	2,669,965	1,702,120	368,028

M&E - 1.35% IRA Series	7,763	2,782	1,135	27,586	3,343

M&E - 1.45% IRA Series	461,570	188,162	258,475	90,417	123,797

M&E - 1.55% IRA Series	21,874	9,392	3,923	35,188	50,949

M&E - 1.60% IRA Series	40,299	12,287	16,364	5,661	19,940

M&E - 1.65% IRA Series	468,524	184,545	251,863	111,156	77,033

M&E - 1.70% IRA Series	—	1,178	—	—	2,345

M&E - 1.75% IRA Series	10,162	498	2,048	6,086	23,011

Accumulation unit value:
M&E - 1.25% IRA Series	$12.340401	$13.240185	$11.630379	$11.455154	$11.955744

M&E - 1.30% IRA Annuity	$17.225145	$18.343310	$15.671399	$16.519042	$12.784622

M&E - 1.35% IRA Series	$12.251551	$13.144876	$11.546643	$11.372719	$11.869700

M&E - 1.45% IRA Series	$12.163363	$13.050268	$11.463548	$11.290893	$11.784296

M&E - 1.55% IRA Series	$12.075809	$12.956400	$11.381063	$11.209686	$11.699530

M&E - 1.60% IRA Series	$12.032303	$12.909702	$11.340025	$11.169325	$11.657366

M&E - 1.65% IRA Series	$11.988950	$12.863194	$11.299142	$11.129096	$11.615388

M&E - 1.70% IRA Series	$11.945757	$12.816871	$11.258455	$11.089012	$11.573540

M&E - 1.75% IRA Series	$11.902706	$12.770717	$11.217912	$11.049089	$11.531863

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	BlackRock High Yield Bond Subaccount	BlackRock Capital Appreciation Subaccount	BlackRock Global SmallCap Subaccount	BlackRock International Index Subaccount	BlackRock Small Cap Index Subaccount
Assets
Investment in securities:
Number of shares	1,818,532.220	5,907,975.845	47,526.359	37,260.204	10,204.921

Cost	$13,429,736	$116,919,890	$1,168,303	$542,593	$133,719

Investments in mutual funds, Level 1 prices quoted at net asset value	$13,438,953	$123,417,615	$961,934	$356,580	$117,459
Receivable for units sold	416	—	—	—	—

Total assets	13,439,369	123,417,615	961,934	356,580	117,459

Liabilities
Payable for units redeemed	—	4	1	—	—

	$13,439,369	$123,417,611	$961,933	$356,580	$117,459

Net Assets:
Deferred annuity contracts terminable by owners	$13,439,369	$123,417,611	$961,933	$356,580	$117,459

Total net assets	$13,439,369	$123,417,611	$961,933	$356,580	$117,459

Accumulation units outstanding:
M&E - 1.25% IRA Series	160,537	907,333	27,090	6,409	3,900

M&E - 1.30% IRA Annuity	—	2,549,878	—	—	—

M&E - 1.35% IRA Series	110,681	474,071	—	—	—

M&E - 1.45% IRA Series	354,326	2,355,652	13,718	9,817	3,952

M&E - 1.55% IRA Series	246,639	1,010,364	—	—	—

M&E - 1.60% IRA Series	24,855	190,911	4,074	1,179	—

M&E - 1.65% IRA Series	338,042	1,978,758	23,474	14,781	1,735

M&E - 1.70% IRA Series	15,402	80,183	—	—	—

M&E - 1.75% IRA Series	70,272	240,059	—	—	—

Accumulation unit value:
M&E - 1.25% IRA Series	$10.183507	$12.093227	$14.274161	$11.285778	$12.388701

M&E - 1.30% IRA Annuity	$—	$14.698271	$—	$—	$—

M&E - 1.35% IRA Series	$10.180420	$12.006226	$14.171496	$11.204576	$12.299589

M&E - 1.45% IRA Series	$10.177338	$11.919872	$14.069611	$11.123983	$12.211117

M&E - 1.55% IRA Series	$10.174259	$11.834147	$13.968452	$11.043992	$12.123329

M&E - 1.60% IRA Series	$10.172725	$11.791532	$13.918180	$11.004226	$12.079674

M&E - 1.65% IRA Series	$10.171190	$11.749069	$13.868067	$10.964609	$12.036174

M&E - 1.70% IRA Series	$10.169653	$11.706776	$13.818168	$10.925134	$11.992865

M&E - 1.75% IRA Series	$10.168119	$11.664630	$13.768438	$10.885803	$11.949684

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	BlackRock U.S. Government Bond Subaccount	BlackRock International Subaccount	BlackRock Global Allocation Subaccount	BlackRock Global Opportunities Subaccount	BlackRock S&P 500 Index Subaccount
Assets
Investment in securities:
Number of shares	2,605,080.064	129,161.827	9,490,899.368	201,304.942	871,437.709

Cost	$27,855,762	$1,557,400	$169,549,389	$1,966,127	$12,047,214

Investments in mutual funds, Level 1 prices quoted at net asset value	$28,108,813	$1,437,571	$172,354,733	$2,007,010	$13,367,854
Receivable for units sold	—	—	8	1	1

Total assets	28,108,813	1,437,571	172,354,741	2,007,011	13,367,855

Liabilities
Payable for units redeemed	134	—	—	—	—

	$28,108,679	$1,437,571	$172,354,741	$2,007,011	$13,367,855

Net Assets:
Deferred annuity contracts terminable by owners	$28,108,679	$1,437,571	$172,354,741	$2,007,011	$13,367,855

Total net assets	$28,108,679	$1,437,571	$172,354,741	$2,007,011	$13,367,855

Accumulation units outstanding:
M&E - 1.25% IRA Series	24,194	34,671	751,362	11,138	50,487

M&E - 1.30% IRA Annuity	2,485,288	—	3,150,518	—	535,426

M&E - 1.35% IRA Series	24,745	10,876	873,276	16,150	21,717

M&E - 1.45% IRA Series	53,158	28,987	1,537,599	19,153	152,067

M&E - 1.55% IRA Series	33,246	20,552	1,195,155	95,075	69,330

M&E - 1.60% IRA Series	13,867	—	291,014	266	17,888

M&E - 1.65% IRA Series	87,814	50,521	1,386,543	26,080	137,054

M&E - 1.70% IRA Series	6,135	5,109	121,889	739	1,894

M&E - 1.75% IRA Series	1,894	5,826	465,605	28,510	7,300

Accumulation unit value:
M&E - 1.25% IRA Series	$10.298218	$9.191819	$15.264236	$10.191331	$11.528071

M&E - 1.30% IRA Annuity	$10.295867	$—	$23.207504	$—	$15.294238

M&E - 1.35% IRA Series	$10.293531	$9.188334	$15.154437	$10.188235	$11.445066

M&E - 1.45% IRA Series	$10.288869	$9.184845	$15.045433	$10.185151	$11.362698

M&E - 1.55% IRA Series	$10.284201	$9.181372	$14.937266	$10.182069	$11.280942

M&E - 1.60% IRA Series	$10.281866	$9.179637	$14.883471	$10.180525	$11.240308

M&E - 1.65% IRA Series	$10.279546	$9.177896	$14.829890	$10.178990	$11.199796

M&E - 1.70% IRA Series	$10.277218	$9.176158	$14.776512	$10.177450	$11.159463

M&E - 1.75% IRA Series	$10.274898	$9.174425	$14.723313	$10.175911	$11.119275

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	BlackRock Low Duration Bond Subaccount	BlackRock Large Cap Core Subaccount	BlackRock Large Cap Growth Subaccount	BlackRock Large Cap Value Subaccount	BlackRock Value Opportunities Subaccount
Assets
Investment in securities:
Number of shares	19,244.294	560,044.410	501,376.612	334,155.661	532,004.801

Cost	$186,766	$5,643,442	$5,052,048	$4,648,517	$10,262,501

Investments in mutual funds, Level 1 prices quoted at net asset value	$184,553	$6,065,281	$5,159,165	$4,704,912	$9,874,009
Receivable for units sold	—	—	—	1	—

Total assets	184,553	6,065,281	5,159,165	4,704,913	9,874,009

Liabilities
Payable for units redeemed	—	3	7	—	—

	$184,553	$6,065,278	$5,159,158	$4,704,913	$9,874,009

Net Assets:
Deferred annuity contracts terminable by owners	$184,553	$6,065,278	$5,159,158	$4,704,913	$9,874,009

Total net assets	$184,553	$6,065,278	$5,159,158	$4,704,913	$9,874,009

Accumulation units outstanding:
M&E - 1.25% IRA Series	6,197	65,277	59,633	61,242	43,834

M&E - 1.30% IRA Annuity	—	—	—	—	446,935

M&E - 1.35% IRA Series	—	24,606	25,918	25,942	13,705

M&E - 1.45% IRA Series	4,318	186,617	152,827	119,905	38,941

M&E - 1.55% IRA Series	—	32,793	65,548	37,986	13,093

M&E - 1.60% IRA Series	1,028	26,845	35,963	24,667	2,552

M&E - 1.65% IRA Series	7,058	173,105	81,036	119,677	18,016

M&E - 1.70% IRA Series	—	10,695	2,558	8,345	—

M&E - 1.75% IRA Series	—	20,230	8,868	34,305	22,022

Accumulation unit value:
M&E - 1.25% IRA Series	$9.930936	$11.444758	$12.139939	$11.100453	$11.471006

M&E - 1.30% IRA Annuity	$—	$—	$—	$—	$18.246217

M&E - 1.35% IRA Series	$9.926421	$11.362454	$12.052638	$11.020605	$11.388455

M&E - 1.45% IRA Series	$9.921913	$11.280751	$11.965972	$10.941366	$11.306521

M&E - 1.55% IRA Series	$9.917415	$11.199667	$11.879935	$10.862707	$11.225220

M&E - 1.60% IRA Series	$9.915165	$11.159355	$11.837169	$10.823615	$11.184779

M&E - 1.65% IRA Series	$9.912922	$11.119175	$11.794559	$10.784660	$11.144502

M&E - 1.70% IRA Series	$9.910678	$11.079153	$11.752122	$10.745846	$11.104372

M&E - 1.75% IRA Series	$9.908441	$11.039309	$11.709819	$10.707171	$11.064401

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Cohen & Steers Realty Income Subaccount	Columbia Acorn USA Subaccount	Columbia Acorn International Subaccount	Columbia Marsico Growth Subaccount	Columbia Mid Cap Growth Subaccount
Assets
Investment in securities:
Number of shares	61,777.376	530,689.170	875,030.392	314,658.805	12,098.484

Cost	$654,696	$11,527,763	$35,434,062	$5,645,281	$334,954

Investments in mutual funds, Level 1 prices quoted at net asset value	$723,413	$13,766,077	$29,882,288	$6,286,883	$289,880
Receivable for units sold	2	—	1	—	—

Total assets	723,415	13,766,077	29,882,289	6,286,883	289,880

Liabilities
Payable for units redeemed	—	2	—	2	1

	$723,415	$13,766,075	$29,882,289	$6,286,881	$289,879

Net Assets:
Deferred annuity contracts terminable by owners	$723,415	$13,766,075	$29,882,289	$6,286,881	$289,879

Total net assets	$723,415	$13,766,075	$29,882,289	$6,286,881	$289,879

Accumulation units outstanding:
M&E - 1.25% IRA Series	17,118	138,832	436,128	96,772	1,193

M&E - 1.30% IRA Annuity	—	—	—	—	—

M&E - 1.35% IRA Series	—	115,372	203,119	36,802	—

M&E - 1.45% IRA Series	12,333	332,797	1,116,488	193,416	386

M&E - 1.55% IRA Series	—	123,141	420,862	77,717	27,277

M&E - 1.60% IRA Series	138	44,532	78,643	23,691	—

M&E - 1.65% IRA Series	25,336	273,105	890,773	179,252	4,013

M&E - 1.70% IRA Series	—	16,076	35,878	28,870	—

M&E - 1.75% IRA Series	—	31,483	130,786	20,409	656

Accumulation unit value:
M&E - 1.25% IRA Series	$13.390861	$13.028968	$9.130478	$9.713769	$8.665502

M&E - 1.30% IRA Annuity	$—	$—	$—	$—	$—

M&E - 1.35% IRA Series	$13.294526	$12.935178	$9.086627	$9.657468	$8.659255

M&E - 1.45% IRA Series	$13.198908	$12.842092	$9.043010	$9.601507	$8.653030

M&E - 1.55% IRA Series	$13.103981	$12.749670	$8.999619	$9.545900	$8.646802

M&E - 1.60% IRA Series	$13.056788	$12.703726	$8.978006	$9.518211	$8.643696

M&E - 1.65% IRA Series	$13.009782	$12.657964	$8.956464	$9.490617	$8.640591

M&E - 1.70% IRA Series	$12.962959	$12.612352	$8.934968	$9.463109	$8.637484

M&E - 1.75% IRA Series	$12.916280	$12.566946	$8.913516	$9.435682	$8.634387

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Columbia Select Smaller-Cap Value Subaccount	Davis New York Venture Subaccount	Delaware Smid Cap Growth Subaccount	Dreyfus Appreciation Subaccount	Eaton Vance Floating-Rate Subaccount
Assets
Investment in securities:
Number of shares	568,970.003	1,444,115.527	289,358.700	954,788.421	297,761.119

Cost	$8,796,873	$45,147,606	$6,007,894	$34,548,208	$2,768,664

Investments in mutual funds, Level 1 prices quoted at net asset value	$7,789,199	$46,933,755	$6,406,401	$38,697,575	$2,709,626
Receivable for units sold	15	—	2	2	15

Total assets	7,789,214	46,933,755	6,406,403	38,697,577	2,709,641

Liabilities
Payable for units redeemed	—	8	—	—	—

	$7,789,214	$46,933,747	$6,406,403	$38,697,577	$2,709,641

Net Assets:
Deferred annuity contracts terminable by owners	$7,789,214	$46,933,747	$6,406,403	$38,697,577	$2,709,641

Total net assets	$7,789,214	$46,933,747	$6,406,403	$38,697,577	$2,709,641

Accumulation units outstanding:
M&E - 1.25% IRA Series	—	225,252	27,214	335,954	35,049

M&E - 1.30% IRA Annuity	388,895	1,983,344	393,844	—	—

M&E - 1.35% IRA Series	—	60,139	8,529	199,054	29,078

M&E - 1.45% IRA Series	—	496,773	57,434	944,503	51,016

M&E - 1.55% IRA Series	—	127,542	9,844	454,894	44,621

M&E - 1.60% IRA Series	—	54,482	4,399	79,019	4,560

M&E - 1.65% IRA Series	—	373,530	28,910	890,389	39,876

M&E - 1.70% IRA Series	—	19,453	—	48,624	11,658

M&E - 1.75% IRA Series	—	26,357	982	121,339	17,429

Accumulation unit value:
M&E - 1.25% IRA Series	$—	$11.245576	$12.074609	$12.831179	$11.824742

M&E - 1.30% IRA Annuity	$20.029100	$15.954501	$12.067296	$—	$—

M&E - 1.35% IRA Series	$—	$11.164635	$12.059990	$12.738889	$11.739631

M&E - 1.45% IRA Series	$—	$11.084314	$12.045387	$12.647273	$11.655158

M&E - 1.55% IRA Series	$—	$11.004572	$12.030836	$12.556325	$11.571322

M&E - 1.60% IRA Series	$—	$10.964946	$12.023575	$12.511103	$11.529631

M&E - 1.65% IRA Series	$—	$10.925441	$12.016305	$12.466065	$11.488090

M&E - 1.70% IRA Series	$—	$10.886090	$12.009066	$12.421186	$11.446738

M&E - 1.75% IRA Series	$—	$10.846903	$12.001819	$12.376460	$11.405510

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Eaton Vance Large-Cap Value Subaccount	Federated Capital Appreciation Subaccount	Federated Kaufmann Subaccount	Fidelity® Advisor Equity Growth Subaccount	Fidelity® Advisor Stock Selector Mid Cap Subaccount
Assets
Investment in securities:
Number of shares	3,703,738.972	46,502.471	931,567.950	45,527.089	76,141.450

Cost	$67,102,581	$845,579	$4,009,761	$2,130,290	$1,818,896

Investments in mutual funds, Level 1 prices quoted at net asset value	$63,445,049	$832,859	$4,331,791	$2,451,179	$1,439,835
Receivable for units sold	—	1	—	—	2

Total assets	63,445,049	832,860	4,331,791	2,451,179	1,439,837

Liabilities
Payable for units redeemed	3	—	2	1	—

	$63,445,046	$832,860	$4,331,789	$2,451,178	$1,439,837

Net Assets:
Deferred annuity contracts terminable by owners	$63,445,046	$832,860	$4,331,789	$2,451,178	$1,439,837

Total net assets	$63,445,046	$832,860	$4,331,789	$2,451,178	$1,439,837

Accumulation units outstanding:
M&E - 1.25% IRA Series	928,751	1,538	51,223	794	—

M&E - 1.30% IRA Annuity	—	—	—	160,606	80,863

M&E - 1.35% IRA Series	585,254	23,309	23,045	—	—

M&E - 1.45% IRA Series	2,357,564	20,553	152,260	1,789	—

M&E - 1.55% IRA Series	1,275,286	6,559	42,478	—	—

M&E - 1.60% IRA Series	198,664	3,432	7,847	—	—

M&E - 1.65% IRA Series	2,025,354	14,784	70,041	2,166	—

M&E - 1.70% IRA Series	91,644	—	2,151	—	—

M&E - 1.75% IRA Series	280,444	4,937	6,705	—	—

Accumulation unit value:
M&E - 1.25% IRA Series	$8.294833	$11.281285	$12.376735	$11.760763	$—

M&E - 1.30% IRA Annuity	$—	$—	$—	$14.920661	$17.805896

M&E - 1.35% IRA Series	$8.255001	$11.200117	$12.287672	$11.676139	$—

M&E - 1.45% IRA Series	$8.215378	$11.119556	$12.199267	$11.592140	$—

M&E - 1.55% IRA Series	$8.175948	$11.039569	$12.111537	$11.508778	$—

M&E - 1.60% IRA Series	$8.156325	$10.999816	$12.067918	$11.467329	$—

M&E - 1.65% IRA Series	$8.136732	$10.960211	$12.024447	$11.426015	$—

M&E - 1.70% IRA Series	$8.117209	$10.920769	$11.981164	$11.384883	$—

M&E - 1.75% IRA Series	$8.097725	$10.881432	$11.938031	$11.343896	$—

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Fidelity® Advisor Overseas Subaccount	Janus Forty Subaccount	Janus Enterprise Subaccount	JPMorgan Multi- Cap Market Neutral Subaccount	JPMorgan Small Cap Growth Subaccount
Assets
Investment in securities:
Number of shares	143,577.133	237,830.958	35,877.117	61,511.499	109,268.023

Cost	$2,202,331	$7,327,414	$1,906,183	$603,219	$1,097,353

Investments in mutual funds, Level 1 prices quoted at net asset value	$2,113,455	$7,417,948	$2,072,262	$586,820	$1,152,778
Receivable for units sold	—	—	—	—	1

Total assets	2,113,455	7,417,948	2,072,262	586,820	1,152,779

Liabilities
Payable for units redeemed	—	9	—	2	—

	$2,113,455	$7,417,939	$2,072,262	$586,818	$1,152,779

Net Assets:
Deferred annuity contracts terminable by owners	$2,113,455	$7,417,939	$2,072,262	$586,818	$1,152,779

Total net assets	$2,113,455	$7,417,939	$2,072,262	$586,818	$1,152,779

Accumulation units outstanding:
M&E - 1.25% IRA Series	—	79,429	5,677	5,623	15,138

M&E - 1.30% IRA Annuity	132,439	—	—	—	—

M&E - 1.35% IRA Series	—	127,151	14,830	4,040	11,694

M&E - 1.45% IRA Series	—	146,276	47,925	16,249	22,284

M&E - 1.55% IRA Series	—	170,766	13,936	14,089	2,997

M&E - 1.60% IRA Series	—	27,844	6,550	1,142	3,014

M&E - 1.65% IRA Series	—	132,777	28,435	23,548	31,706

M&E - 1.70% IRA Series	—	16,839	3,757	301	4,147

M&E - 1.75% IRA Series	—	43,860	15,385	519	19,324

Accumulation unit value:
M&E - 1.25% IRA Series	$—	$10.077548	$15.287513	$9.102276	$10.596522

M&E - 1.30% IRA Annuity	$15.957999	$—	$—	$—	$—

M&E - 1.35% IRA Series	$—	$10.029155	$15.249801	$9.049542	$10.545644

M&E - 1.45% IRA Series	$—	$9.981018	$15.212204	$8.997116	$10.495017

M&E - 1.55% IRA Series	$—	$9.933121	$15.174757	$8.945032	$10.444653

M&E - 1.60% IRA Series	$—	$9.909276	$15.156076	$8.919106	$10.419570

M&E - 1.65% IRA Series	$—	$9.885492	$15.137414	$8.893259	$10.394538

M&E - 1.70% IRA Series	$—	$9.861765	$15.118781	$8.867483	$10.369591

M&E - 1.75% IRA Series	$—	$9.838103	$15.100197	$8.841807	$10.344711

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Lord Abbett Affiliated Subaccount	Lord Abbett Bond-Debenture Subaccount	Lord Abbett Mid-Cap Value Subaccount	Ready Assets Prime Money Subaccount	MFS® Growth Subaccount
Assets
Investment in securities:
Number of shares	171,900.012	2,485,288.065	1,218,578.089	16,606,702.820	36,423.917

Cost	$1,836,308	$18,116,500	$20,004,983	$16,606,704	$1,445,884

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,811,826	$18,962,748	$19,216,977	$16,606,703	$1,516,692
Receivable for units sold	2	536	6	6	—

Total assets	1,811,828	18,963,284	19,216,983	16,606,709	1,516,692

Liabilities
Payable for units redeemed	—	—	—	—	—

	$1,811,828	$18,963,284	$19,216,983	$16,606,709	$1,516,692

Net Assets:
Deferred annuity contracts terminable by owners	$1,811,828	$18,963,284	$19,216,983	$16,606,709	$1,516,692

Total net assets	$1,811,828	$18,963,284	$19,216,983	$16,606,709	$1,516,692

Accumulation units outstanding:
M&E - 1.25% IRA Series	32,089	51,056	65,045	88,090	—

M&E - 1.30% IRA Annuity	—	675,495	816,285	1,100,406	145,249

M&E - 1.35% IRA Series	24,479	30,855	21,391	24,132	—

M&E - 1.45% IRA Series	57,534	161,759	169,996	90,218	—

M&E - 1.55% IRA Series	8,743	79,606	24,130	78,153	—

M&E - 1.60% IRA Series	1,618	10,106	17,817	41,105	—

M&E - 1.65% IRA Series	58,114	108,041	134,947	159,608	—

M&E - 1.70% IRA Series	—	9,863	10,281	3,124	—

M&E - 1.75% IRA Series	—	14,025	17,897	9,366	—

Accumulation unit value:
M&E - 1.25% IRA Series	$10.082810	$14.194428	$11.685479	$10.588220	$—

M&E - 1.30% IRA Annuity	$—	$18.471658	$17.054935	$10.428081	$10.442026

M&E - 1.35% IRA Series	$10.010245	$14.092272	$11.601431	$10.511995	$—

M&E - 1.45% IRA Series	$9.938241	$13.990867	$11.517984	$10.436346	$—

M&E - 1.55% IRA Series	$9.866759	$13.890228	$11.435189	$10.361249	$—

M&E - 1.60% IRA Series	$9.831198	$13.840186	$11.394009	$10.323932	$—

M&E - 1.65% IRA Series	$9.795808	$13.790339	$11.353002	$10.286742	$—

M&E - 1.70% IRA Series	$9.760529	$13.740678	$11.312129	$10.249695	$—

M&E - 1.75% IRA Series	$9.725385	$13.691203	$11.271417	$10.212789	$—

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	MFS® Research International Subaccount	MFS® Mid Cap Growth Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Subaccount	Oppenheimer Main Street Subaccount
Assets
Investment in securities:
Number of shares	1,940,105.244	1,647,631.351	14,156.097	65,687.097	76,370.539

Cost	$29,034,975	$15,015,630	$560,085	$3,615,484	$1,898,111

Investments in mutual funds, Level 1 prices quoted at net asset value	$25,842,202	$14,153,153	$606,164	$3,549,731	$2,456,076
Receivable for units sold	—	—	—	—	—

Total assets	25,842,202	14,153,153	606,164	3,549,731	2,456,076

Liabilities
Payable for units redeemed	—	1	1	—	—

	$25,842,202	$14,153,152	$606,163	$3,549,731	$2,456,076

Net Assets:
Deferred annuity contracts terminable by owners	$25,842,202	$14,153,152	$606,163	$3,549,731	$2,456,076

Total net assets	$25,842,202	$14,153,152	$606,163	$3,549,731	$2,456,076

Accumulation units outstanding:
M&E - 1.25% IRA Series	—	—	13,152	—	3,405

M&E - 1.30% IRA Annuity	1,409,682	976,919	—	186,560	128,287

M&E - 1.35% IRA Series	—	—	—	—	1,470

M&E - 1.45% IRA Series	—	—	4,623	—	14,318

M&E - 1.55% IRA Series	—	—	3,099	—	2,141

M&E - 1.60% IRA Series	—	—	1,832	—	831

M&E - 1.65% IRA Series	—	—	35,183	—	28,171

M&E - 1.70% IRA Series	—	—	—	—	—

M&E - 1.75% IRA Series	—	—	596	—	1,167

Accumulation unit value:
M&E - 1.25% IRA Series	$—	$—	$10.581911	$—	$11.465773

M&E - 1.30% IRA Annuity	$18.331931	$14.487542	$—	$19.027263	$14.642688

M&E - 1.35% IRA Series	$—	$—	$10.505782	$—	$11.383268

M&E - 1.45% IRA Series	$—	$—	$10.430210	$—	$11.301363

M&E - 1.55% IRA Series	$—	$—	$10.355210	$—	$11.220090

M&E - 1.60% IRA Series	$—	$—	$10.317914	$—	$11.179662

M&E - 1.65% IRA Series	$—	$—	$10.280758	$—	$11.139395

M&E - 1.70% IRA Series	$—	$—	$10.243751	$—	$11.099287

M&E - 1.75% IRA Series	$—	$—	$10.206877	$—	$11.059326

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer Quest Opportunity Value Subaccount	PIMCO Commodity Real Return Strategy Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount
Assets
Investment in securities:
Number of shares	68,718.325	50,574.948	2,518,356.087	2,747,944.155	3,484,308.652

Cost	$1,189,038	$1,199,229	$18,234,297	$28,572,629	$38,555,479

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,363,372	$1,141,982	$16,142,663	$28,276,345	$41,079,999
Receivable for units sold	—	—	—	35	6

Total assets	1,363,372	1,141,982	16,142,663	28,276,380	41,080,005

Liabilities
Payable for units redeemed	—	—	1	—	—

	$1,363,372	$1,141,982	$16,142,662	$28,276,380	$41,080,005

Net Assets:
Deferred annuity contracts terminable by owners	$1,363,372	$1,141,982	$16,142,662	$28,276,380	$41,080,005

Total net assets	$1,363,372	$1,141,982	$16,142,662	$28,276,380	$41,080,005

Accumulation units outstanding:
M&E - 1.25% IRA Series	24,410	—	222,594	252,972	316,511

M&E - 1.30% IRA Annuity	—	78,949	—	—	—

M&E - 1.35% IRA Series	10,064	—	102,793	237,785	274,409

M&E - 1.45% IRA Series	19,753	—	474,690	666,735	837,969

M&E - 1.55% IRA Series	15,364	—	159,294	441,615	512,539

M&E - 1.60% IRA Series	6,448	—	70,386	60,766	78,932

M&E - 1.65% IRA Series	25,678	—	351,126	633,097	780,940

M&E - 1.70% IRA Series	914	—	18,617	28,701	43,040

M&E - 1.75% IRA Series	2,635	—	54,123	107,754	142,936

Accumulation unit value:
M&E - 1.25% IRA Series	$13.163881	$—	$11.301345	$11.785087	$14.012569

M&E - 1.30% IRA Annuity	$—	$14.464844	$—	$—	$—

M&E - 1.35% IRA Series	$13.069215	$—	$11.219967	$11.728542	$13.911714

M&E - 1.45% IRA Series	$12.975267	$—	$11.139197	$11.672282	$13.811612

M&E - 1.55% IRA Series	$12.881998	$—	$11.059024	$11.616315	$13.712275

M&E - 1.60% IRA Series	$12.835625	$—	$11.019168	$11.588455	$13.662859

M&E - 1.65% IRA Series	$12.789434	$—	$10.979463	$11.560653	$13.613650

M&E - 1.70% IRA Series	$12.743402	$—	$10.939892	$11.532916	$13.564618

M&E - 1.75% IRA Series	$12.697563	$—	$10.900485	$11.505265	$13.515766

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	PIMCO Total Return Subaccount	Pioneer Emerging Markets Subaccount	Pioneer Subaccount	Pioneer High Yield Subaccount	Pioneer Real Estate Shares Subaccount
Assets
Investment in securities:
Number of shares	21,754,400.927	246,565.851	31,834.566	332,715.653	78,260.871

Cost	$232,490,738	$6,482,635	$1,308,872	$3,305,805	$1,575,396

Investments in mutual funds, Level 1 prices quoted at net asset value	$236,470,338	$5,478,693	$1,229,451	$3,147,490	$1,705,304
Receivable for units sold	2,117	1	—	130	—

Total assets	236,472,455	5,478,694	1,229,451	3,147,620	1,705,304

Liabilities
Payable for units redeemed	—	—	10	—	2

	$236,472,455	$5,478,694	$1,229,441	$3,147,620	$1,705,302

Net Assets:
Deferred annuity contracts terminable by owners	$236,472,455	$5,478,694	$1,229,441	$3,147,620	$1,705,302

Total net assets	$236,472,455	$5,478,694	$1,229,441	$3,147,620	$1,705,302

Accumulation units outstanding:
M&E - 1.25% IRA Series	1,318,057	106,063	22,317	16,990	15,401

M&E - 1.30% IRA Annuity	5,243,524	—	—	—	—

M&E - 1.35% IRA Series	957,279	55,073	3,613	38,174	24,639

M&E - 1.45% IRA Series	3,166,206	130,114	25,073	56,945	32,697

M&E - 1.55% IRA Series	1,982,650	66,168	4,806	35,415	11,160

M&E - 1.60% IRA Series	267,914	11,665	3,390	6,852	3,892

M&E - 1.65% IRA Series	2,862,816	142,890	45,601	60,997	50,697

M&E - 1.70% IRA Series	180,524	8,152	2,274	7,792	1,290

M&E - 1.75% IRA Series	466,400	37,305	—	14,349	15,523

Accumulation unit value:
M&E - 1.25% IRA Series	$14.159901	$9.967309	$11.694364	$13.509174	$11.095298

M&E - 1.30% IRA Annuity	$15.402240	$—	$—	$—	$—

M&E - 1.35% IRA Series	$14.058003	$9.909523	$11.610228	$13.411966	$11.053056

M&E - 1.45% IRA Series	$13.956839	$9.852078	$11.526728	$13.315450	$11.010999

M&E - 1.55% IRA Series	$13.856444	$9.795006	$11.443853	$13.219695	$10.969136

M&E - 1.60% IRA Series	$13.806536	$9.766593	$11.402649	$13.172071	$10.948272

M&E - 1.65% IRA Series	$13.756817	$9.738275	$11.361607	$13.124630	$10.927447

M&E - 1.70% IRA Series	$13.707273	$9.710025	$11.320690	$13.077372	$10.906668

M&E - 1.75% IRA Series	$13.657931	$9.681885	$11.279967	$13.030301	$10.885944

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Pioneer Growth Opportunities Subaccount	The Putnam Fund for Growth and Income Subaccount	Putnam International Equity Subaccount	Putnam Voyager Subaccount	Templeton Foreign Subaccount
Assets
Investment in securities:
Number of shares	14,368.160	50,940.632	143,525.154	1,163,355.404	20,849,558.779

Cost	$366,055	$622,640	$3,261,191	$25,696,425	$142,895,522

Investments in mutual funds, Level 1 prices quoted at net asset value	$382,049	$646,437	$2,290,661	$22,685,430	$123,429,388
Receivable for units sold	—	—	1	—	—

Total assets	382,049	646,437	2,290,662	22,685,430	123,429,388

Liabilities
Payable for units redeemed	1	1	—	1	2

	$382,048	$646,436	$2,290,662	$22,685,429	$123,429,386

Net Assets:
Deferred annuity contracts terminable by owners	$382,048	$646,436	$2,290,662	$22,685,429	$123,429,386

Total net assets	$382,048	$646,436	$2,290,662	$22,685,429	$123,429,386

Accumulation units outstanding:
M&E - 1.25% IRA Series	2,008	—	—	—	1,023,167

M&E - 1.30% IRA Annuity	—	48,251	161,670	1,594,504	1,941,746

M&E - 1.35% IRA Series	—	—	—	—	449,576

M&E - 1.45% IRA Series	5,121	—	—	—	2,512,204

M&E - 1.55% IRA Series	5,279	—	—	—	965,565

M&E - 1.60% IRA Series	7,537	—	—	—	180,387

M&E - 1.65% IRA Series	9,375	—	—	—	1,977,926

M&E - 1.70% IRA Series	—	—	—	—	77,172

M&E - 1.75% IRA Series	543	—	—	—	225,413

Accumulation unit value:
M&E - 1.25% IRA Series	$12.888802	$—	$—	$—	$12.393385

M&E - 1.30% IRA Annuity	$—	$13.397381	$14.168755	$14.227264	$17.099373

M&E - 1.35% IRA Series	$12.858059	$—	$—	$—	$12.304223

M&E - 1.45% IRA Series	$12.827419	$—	$—	$—	$12.215719

M&E - 1.55% IRA Series	$12.796870	$—	$—	$—	$12.127874

M&E - 1.60% IRA Series	$12.781633	$—	$—	$—	$12.084224

M&E - 1.65% IRA Series	$12.766418	$—	$—	$—	$12.040694

M&E - 1.70% IRA Series	$12.751241	$—	$—	$—	$11.997363

M&E - 1.75% IRA Series	$12.736059	$—	$—	$—	$11.954180

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statement of Assets and Liabilities

December 31, 2011

	Templeton Growth Subaccount	TA WMC Diversified Growth Subaccount	TA Morgan Stanley Growth Opportunities Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON Flexible Income Subaccount
Assets
Investment in securities:
Number of shares	459,378.516	9,458,841	3,723,468.960	602,778.919	67,246.182

Cost	$9,020,378	$90,039,918	$38,592,503	$12,651,147	$602,937

Investments in mutual funds, Level 1 prices quoted at net asset value	$7,483,276	$86,075,449	$29,191,997	$11,742,133	$590,421
Receivable for units sold	—	—	—	—	—

Total assets	7,483,276	86,075,449	29,191,997	11,742,133	590,421

Liabilities
Payable for units redeemed	3	4	—	1	—

	$7,483,273	$86,075,445	$29,191,997	$11,742,132	$590,421

Net Assets:
Deferred annuity contracts terminable by owners	$7,483,273	$86,075,445	$29,191,997	$11,742,132	$590,421

Total net assets	$7,483,273	$86,075,445	$29,191,997	$11,742,132	$590,421

Accumulation units outstanding:
M&E - 1.25% IRA Series	48,564	1,298,763	384,141	156,211	58,814

M&E - 1.30% IRA Annuity	271,222	—	—	—	—

M&E - 1.35% IRA Series	5,949	673,809	172,359	69,278	31,632

M&E - 1.45% IRA Series	109,795	3,250,773	897,001	368,857	235,608

M&E - 1.55% IRA Series	24,349	1,487,985	383,319	148,905	89,551

M&E - 1.60% IRA Series	9,056	242,441	67,827	26,525	35,682

M&E - 1.65% IRA Series	144,816	2,676,876	738,842	271,978	38,519

M&E - 1.70% IRA Series	—	107,790	26,913	8,695	11,917

M&E - 1.75% IRA Series	2,802	329,121	86,047	38,519	11,111

Accumulation unit value:
M&E - 1.25% IRA Series	$10.277666	$8.631986	$10.691146	$10.883706	$1.156777

M&E - 1.30% IRA Annuity	$14.754571	$—	$—	$—	$—

M&E - 1.35% IRA Series	$10.203717	$8.599150	$10.650466	$10.842295	$1.154342

M&E - 1.45% IRA Series	$10.130321	$8.566436	$10.609987	$10.801047	$1.151915

M&E - 1.55% IRA Series	$10.057471	$8.533904	$10.569682	$10.760018	$1.149503

M&E - 1.60% IRA Series	$10.021266	$8.517668	$10.549572	$10.739554	$1.148297

M&E - 1.65% IRA Series	$9.985149	$8.501491	$10.529533	$10.719138	$1.147105

M&E - 1.70% IRA Series	$9.949202	$8.485340	$10.509531	$10.698774	$1.145882

M&E - 1.75% IRA Series	$9.913403	$8.469211	$10.489579	$10.678449	$1.144700

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Invesco Mid Cap Core Equity Subaccount	Invesco Van Kampen Comstock Subaccount	Invesco Van Kampen Value Opportunities Subaccount(1)	Invesco Van Kampen Mid Cap Growth Subaccount
Net Assets as of January 1, 2010	$15,716,671	$15,622,773	$—	$3,252,173

Investment Income:
Dividends	9,362	216,092	—	—
Investment Expenses:
Mortality and expense risk and other charges	212,947	198,640	—	43,771

Net investment income (loss)	(203,585)	17,452	—	(43,771)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	244,234	—	—	—
Realized gain (loss) on investments	3,790,880	(784,713)	—	181,462

Net realized capital gains (losses) on investments	4,035,114	(784,713)	—	181,462
Net change in unrealized appreciation/depreciation	(2,259,344)	2,708,103	—	654,479

Net Gain (Loss) on Investment	1,775,770	1,923,390	—	835,941
Increase (decrease) in net assets from operations	1,572,185	1,940,842	—	792,170

Increase (decrease) in net assets from contract transactions	(13,252,298)	85,345,899	—	(391,690)

Total increase (decrease) in net assets	(11,680,113)	87,286,741	—	400,480

Net Assets as of December 31, 2010	$4,036,558	$102,909,514	$—	$3,652,653

Investment Income:
Dividends	—	1,477,668	31	—
Investment Expenses:
Mortality and expense risk and other charges	54,188	1,578,248	2,313	42,612

Net investment income (loss)	(54,188)	(100,580)	(2,282)	(42,612)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	109,221	—	—	211,570
Realized gain (loss) on investments	168,182	650,693	(2,490)	285,265

Net realized capital gains (losses) on investments	277,403	650,693	(2,490)	496,835
Net change in unrealized appreciation/depreciation	(478,277)	(4,475,525)	(18,985)	(765,926)

Net Gain (Loss) on Investment	(200,874)	(3,824,832)	(21,475)	(269,091)
Increase (decrease) in net assets from operations	(255,062)	(3,925,412)	(23,757)	(311,703)

Increase (decrease) in net assets from contract transactions	(518,088)	9,531,095	278,963	(536,350)

Total increase (decrease) in net assets	(773,150)	5,605,683	255,206	(848,053)

Net Assets as of December 31, 2011	$3,263,408	$108,515,197	$255,206	$2,804,600

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Invesco Van Kampen Equity and Income Subaccount	Invesco Constellation Subaccount	Invesco Charter Subaccount	AllianceBernstein Growth and Income Subaccount
Net Assets as of January 1, 2010	$7,878,050	$853,447	$13,999,976	$2,942,552

Investment Income:
Dividends	361,304	—	14,548	14,663
Investment Expenses:
Mortality and expense risk and other charges	251,005	9,663	148,997	24,717

Net investment income (loss)	110,299	(9,663)	(134,449)	(10,054)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	3,043,742	(8,728)	(460,125)	316,447

Net realized capital gains (losses) on investments	3,043,742	(8,728)	(460,125)	316,447
Net change in unrealized appreciation/depreciation	1,105,680	111,476	(1,482,005)	(119,970)

Net Gain (Loss) on Investment	4,149,422	102,748	(1,942,130)	196,477
Increase (decrease) in net assets from operations	4,259,721	93,085	(2,076,579)	186,423

Increase (decrease) in net assets from contract transactions	(5,888,294)	(246,847)	4,040,839	(1,265,468)

Total increase (decrease) in net assets	(1,628,573)	(153,762)	1,964,260	(1,079,045)

Net Assets as of December 31, 2010	$6,249,477	$699,685	$15,964,236	$1,863,507

Investment Income:
Dividends	111,277	—	84,243	30,033
Investment Expenses:
Mortality and expense risk and other charges	76,025	9,189	187,654	30,720

Net investment income (loss)	35,252	(9,189)	(103,411)	(687)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	220,490	2,931	200,828	178,004

Net realized capital gains (losses) on investments	220,490	2,931	200,828	178,004
Net change in unrealized appreciation/depreciation	(393,829)	(65,707)	(191,749)	(147,207)

Net Gain (Loss) on Investment	(173,339)	(62,776)	9,079	30,797
Increase (decrease) in net assets from operations	(138,087)	(71,965)	(94,332)	30,110

Increase (decrease) in net assets from contract transactions	(816,240)	7,732	(3,018,710)	966,948

Total increase (decrease) in net assets	(954,327)	(64,233)	(3,113,042)	997,058

Net Assets as of December 31, 2011	$5,295,150	$635,452	$12,851,194	$2,860,565

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein International Value Subaccount	AllianceBernstein Small/Mid Cap Value Subaccount	AllianceBernstein Value Subaccount
Net Assets as of January 1, 2010	$96,664,900	$3,319,287	$2,081,637	$689,207

Investment Income:
Dividends	—	95,374	2,331	7,967
Investment Expenses:
Mortality and expense risk and other charges	946,657	46,829	35,366	10,933

Net investment income (loss)	(946,657)	48,545	(33,035)	(2,966)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	13,915,738	(644,932)	47,089	(102,585)

Net realized capital gains (losses) on investments	13,915,738	(644,932)	47,089	(102,585)
Net change in unrealized appreciation/depreciation	(2,276,024)	638,253	537,355	174,110

Net Gain (Loss) on Investment	11,639,714	(6,679)	584,444	71,525
Increase (decrease) in net assets from operations	10,693,057	41,866	551,409	68,559

Increase (decrease) in net assets from contract transactions	(104,751,202)	(350,775)	367,398	64,256

Total increase (decrease) in net assets	(94,058,145)	(308,909)	918,807	132,815

Net Assets as of December 31, 2010	$2,606,755	$3,010,378	$3,000,444	$822,022

Investment Income:
Dividends	—	87,963	7,270	10,275
Investment Expenses:
Mortality and expense risk and other charges	33,145	35,993	65,640	10,072

Net investment income (loss)	(33,145)	51,970	(58,370)	203
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	267,262	—
Realized gain (loss) on investments	214,131	(94,715)	655,643	(120,258)

Net realized capital gains (losses) on investments	214,131	(94,715)	922,905	(120,258)
Net change in unrealized appreciation/depreciation	(215,843)	(464,822)	(1,431,559)	77,088

Net Gain (Loss) on Investment	(1,712)	(559,537)	(508,654)	(43,170)
Increase (decrease) in net assets from operations	(34,857)	(507,567)	(567,024)	(42,967)

Increase (decrease) in net assets from contract transactions	(147,800)	(589,338)	2,264,396	(69,845)

Total increase (decrease) in net assets	(182,657)	(1,096,905)	1,697,372	(112,812)

Net Assets as of December 31, 2011	$2,424,098	$1,913,473	$4,697,816	$709,210

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Managers Cadence Capital Appreciation Subaccount	Allianz NFJ Dividend Value Subaccount	Allianz NFJ Small-Cap Value Subaccount	Allianz NFJ Mid-Cap Value Subaccount
Net Assets as of January 1, 2010	$63,886	$4,144,207	$17,854,020	$4,439,166

Investment Income:
Dividends	266	128,043	284,641	1,100,256
Investment Expenses:
Mortality and expense risk and other charges	955	59,242	245,171	316,131

Net investment income (loss)	(689)	68,801	39,470	784,125
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(1,399)	(557,872)	429,937	5,533,405

Net realized capital gains (losses) on investments	(1,399)	(557,872)	429,937	5,533,405
Net change in unrealized appreciation/depreciation	10,819	898,978	3,381,402	1,845,749

Net Gain (Loss) on Investment	9,420	341,106	3,811,339	7,379,154
Increase (decrease) in net assets from operations	8,731	409,907	3,850,809	8,163,279

Increase (decrease) in net assets from contract transactions	(5,652)	(559,019)	(2,442,219)	(7,983,749)

Total increase (decrease) in net assets	3,079	(149,112)	1,408,590	179,530

Net Assets as of December 31, 2010	$66,965	$3,995,095	$19,262,610	$4,618,696

Investment Income:
Dividends	43	119,630	187,756	45,221
Investment Expenses:
Mortality and expense risk and other charges	912	63,568	220,461	56,383

Net investment income (loss)	(869)	56,062	(32,705)	(11,162)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	353,575	—
Realized gain (loss) on investments	386	355,176	1,959,554	83,697

Net realized capital gains (losses) on investments	386	355,176	2,313,129	83,697
Net change in unrealized appreciation/depreciation	(1,737)	(289,045)	(2,247,846)	(165,781)

Net Gain (Loss) on Investment	(1,351)	66,131	65,283	(82,084)
Increase (decrease) in net assets from operations	(2,220)	122,193	32,578	(93,246)

Increase (decrease) in net assets from contract transactions	(10,478)	544,814	(7,389,127)	(712,879)

Total increase (decrease) in net assets	(12,698)	667,007	(7,356,549)	(806,125)

Net Assets as of December 31, 2011	$54,267	$4,662,102	$11,906,061	$3,812,571

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	American Century Equity Income Subaccount	American Century Ultra Subaccount	American Funds Bond Fund of America® Subaccount	American Funds EuroPacific Growth Fund® Subaccount
Net Assets as of January 1, 2010	$5,017,894	$80,570	$96,958,825	$118,530,713

Investment Income:
Dividends	141,452	—	3,248,196	1,813,002
Investment Expenses:
Mortality and expense risk and other charges	64,237	1,120	1,215,733	1,869,498

Net investment income (loss)	77,215	(1,120)	2,032,463	(56,496)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	89,288	(15,004)	(1,556,517)	734,996

Net realized capital gains (losses) on investments	89,288	(15,004)	(1,556,517)	734,996
Net change in unrealized appreciation/depreciation	386,395	24,920	4,448,024	9,411,657

Net Gain (Loss) on Investment	475,683	9,916	2,891,507	10,146,653
Increase (decrease) in net assets from operations	552,898	8,796	4,923,970	10,090,157

Increase (decrease) in net assets from contract transactions	(168,966)	(29,674)	(48,649,403)	(101,356,015)

Total increase (decrease) in net assets	383,932	(20,878)	(43,725,433)	(91,265,858)

Net Assets as of December 31, 2010	$5,401,826	$59,692	$53,233,392	$27,264,855

Investment Income:
Dividends	150,262	—	1,170,733	128,149
Investment Expenses:
Mortality and expense risk and other charges	80,869	861	493,401	205,917

Net investment income (loss)	69,393	(861)	677,332	(77,768)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	60,244	—
Realized gain (loss) on investments	596,908	(1,008)	2,554,903	1,446,131

Net realized capital gains (losses) on investments	596,908	(1,008)	2,615,147	1,446,131
Net change in unrealized appreciation/depreciation	(540,098)	1,744	(1,563,791)	(2,581,124)

Net Gain (Loss) on Investment	56,810	736	1,051,356	(1,134,993)
Increase (decrease) in net assets from operations	126,203	(125)	1,728,688	(1,212,761)

Increase (decrease) in net assets from contract transactions	753,849	(2,642)	(24,992,589)	(18,247,275)

Total increase (decrease) in net assets	880,052	(2,767)	(23,263,901)	(19,460,036)

Net Assets as of December 31, 2011	$6,281,878	$56,925	$29,969,491	$7,804,819

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	American Funds Growth Fund of America® Subaccount	American Funds Income Fund of America® Subaccount	American Funds Investment Company of America® Subaccount	BlackRock Basic Value Subaccount
Net Assets as of January 1, 2010	$150,482,603	$61,396,556	$84,215,179	$58,749,154

Investment Income:
Dividends	1,174,986	2,742,591	1,688,368	880,198
Investment Expenses:
Mortality and expense risk and other charges	1,920,756	796,418	1,070,951	976,329

Net investment income (loss)	(745,770)	1,946,173	617,417	(96,131)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(272,498)	(3,351,312)	(2,229,945)	3,551,677

Net realized capital gains (losses) on investments	(272,498)	(3,351,312)	(2,229,945)	3,551,677
Net change in unrealized appreciation/depreciation	15,330,490	7,146,809	8,645,063	(423,490)

Net Gain (Loss) on Investment	15,057,992	3,795,497	6,415,118	3,128,187
Increase (decrease) in net assets from operations	14,312,222	5,741,670	7,032,535	3,032,056

Increase (decrease) in net assets from contract transactions	(22,799,233)	(9,500,573)	(10,811,410)	(22,397,742)

Total increase (decrease) in net assets	(8,487,011)	(3,758,903)	(3,778,875)	(19,365,686)

Net Assets as of December 31, 2010	$141,995,592	$57,637,653	$80,436,304	$39,383,468

Investment Income:
Dividends	593,121	1,684,356	1,089,795	532,200
Investment Expenses:
Mortality and expense risk and other charges	1,344,372	593,667	801,442	478,235

Net investment income (loss)	(751,251)	1,090,689	288,353	53,965
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	88,973	111,050	303,893
Realized gain (loss) on investments	11,410,809	(3,682,207)	(3,138,724)	850,062

Net realized capital gains (losses) on investments	11,410,809	(3,593,234)	(3,027,674)	1,153,955
Net change in unrealized appreciation/depreciation	(14,636,268)	4,711,879	1,586,844	(2,523,313)

Net Gain (Loss) on Investment	(3,225,459)	1,118,645	(1,440,830)	(1,369,358)
Increase (decrease) in net assets from operations	(3,976,710)	2,209,334	(1,152,477)	(1,315,393)

Increase (decrease) in net assets from contract transactions	(60,559,233)	(21,718,636)	(29,472,770)	(6,207,542)

Total increase (decrease) in net assets	(64,535,943)	(19,509,302)	(30,625,247)	(7,522,935)

Net Assets as of December 31, 2011	$77,459,649	$38,128,351	$49,811,057	$31,860,533

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock Total Return Subaccount	BlackRock High Yield Bond Subaccount(1)	BlackRock Capital Appreciation Subaccount	BlackRock Global SmallCap Subaccount
Net Assets as of January 1, 2010	$10,096,209	$—	$64,177,057	$1,190,406

Investment Income:
Dividends	409,597	—	—	5,998
Investment Expenses:
Mortality and expense risk and other charges	137,590	—	979,196	16,216

Net investment income (loss)	272,007	—	(979,196)	(10,218)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(94,729)	—	162,658	(46,891)

Net realized capital gains (losses) on investments	(94,729)	—	162,658	(46,891)
Net change in unrealized appreciation/depreciation	617,121	—	13,619,770	233,656

Net Gain (Loss) on Investment	522,392	—	13,782,428	186,765
Increase (decrease) in net assets from operations	794,399	—	12,803,232	176,547

Increase (decrease) in net assets from contract transactions	(1,193,266)	—	48,252,683	(162,526)

Total increase (decrease) in net assets	(398,867)	—	61,055,915	14,021

Net Assets as of December 31, 2010	$9,697,342	$—	$125,232,972	$1,204,427

Investment Income:
Dividends	351,654	250,334	—	11,295
Investment Expenses:
Mortality and expense risk and other charges	132,386	60,777	1,823,793	15,747

Net investment income (loss)	219,268	189,557	(1,823,793)	(4,452)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	38,975	—	—
Realized gain (loss) on investments	(50,393)	(25,029)	2,137,126	(21,486)

Net realized capital gains (losses) on investments	(50,393)	13,946	2,137,126	(21,486)
Net change in unrealized appreciation/depreciation	98,441	9,217	(14,470,619)	(103,768)

Net Gain (Loss) on Investment	48,048	23,163	(12,333,493)	(125,254)
Increase (decrease) in net assets from operations	267,316	212,720	(14,157,286)	(129,706)

Increase (decrease) in net assets from contract transactions	(831,713)	13,226,649	12,341,925	(112,788)

Total increase (decrease) in net assets	(564,397)	13,439,369	(1,815,361)	(242,494)

Net Assets as of December 31, 2011	$9,132,945	$13,439,369	$123,417,611	$961,933

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock International Index Subaccount	BlackRock Small Cap Index Subaccount	BlackRock U.S. Government Bond Subaccount(1)	BlackRock International Subaccount(1)
Net Assets as of January 1, 2010	$509,053	$102,260	$—	$—

Investment Income:
Dividends	13,306	590	—	—
Investment Expenses:
Mortality and expense risk and other charges	7,292	1,517	—	—

Net investment income (loss)	6,014	(927)	—	—
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(15,252)	(1,268)	—	—

Net realized capital gains (losses) on investments	(15,252)	(1,268)	—	—
Net change in unrealized appreciation/depreciation	34,883	27,180	—	—

Net Gain (Loss) on Investment	19,631	25,912	—	—
Increase (decrease) in net assets from operations	25,645	24,985	—	—

Increase (decrease) in net assets from contract transactions	(31,961)	(1,049)	—	—

Total increase (decrease) in net assets	(6,316)	23,936	—	—

Net Assets as of December 31, 2010	$502,737	$126,196	$—	$—

Investment Income:
Dividends	11,874	1,163	237,495	6,236
Investment Expenses:
Mortality and expense risk and other charges	6,970	1,711	175,488	8,319

Net investment income (loss)	4,904	(548)	62,007	(2,083)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	435,924	—
Realized gain (loss) on investments	(43,467)	(846)	144,953	(3,387)

Net realized capital gains (losses) on investments	(43,467)	(846)	580,877	(3,387)
Net change in unrealized appreciation/depreciation	(28,227)	(6,225)	253,051	(119,829)

Net Gain (Loss) on Investment	(71,694)	(7,071)	833,928	(123,216)
Increase (decrease) in net assets from operations	(66,790)	(7,619)	895,935	(125,299)

Increase (decrease) in net assets from contract transactions	(79,367)	(1,118)	27,212,744	1,562,870

Total increase (decrease) in net assets	(146,157)	(8,737)	28,108,679	1,437,571

Net Assets as of December 31, 2011	$356,580	$117,459	$28,108,679	$1,437,571

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock Global Allocation Subaccount	BlackRock Global Opportunities Subaccount(1)	BlackRock S&P 500 Index Subaccount	BlackRock Low Duration Bond Subaccount(1)
Net Assets as of January 1, 2010	$179,992,638	$—	$12,761,537	$—

Investment Income:
Dividends	2,297,574	—	183,744	—
Investment Expenses:
Mortality and expense risk and other charges	2,719,990	—	171,497	—

Net investment income (loss)	(422,416)	—	12,247	—
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(2,100,132)	—	(400,753)	—

Net realized capital gains (losses) on investments	(2,100,132)	—	(400,753)	—
Net change in unrealized appreciation/depreciation	15,656,500	—	1,869,516	—

Net Gain (Loss) on Investment	13,556,368	—	1,468,763	—
Increase (decrease) in net assets from operations	13,133,952	—	1,481,010	—

Increase (decrease) in net assets from contract transactions	3,249,523	—	(1,303,819)	—

Total increase (decrease) in net assets	16,383,475	—	177,191	—

Net Assets as of December 31, 2010	$196,376,113	$—	$12,938,728	$—

Investment Income:
Dividends	3,267,999	2,329	209,768	1,936
Investment Expenses:
Mortality and expense risk and other charges	2,639,185	8,300	184,576	1,290

Net investment income (loss)	628,814	(5,971)	25,192	646
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,816,000	—	—	138
Realized gain (loss) on investments	3,076,218	266	(241,641)	(173)

Net realized capital gains (losses) on investments	4,892,218	266	(241,641)	(35)
Net change in unrealized appreciation/depreciation	(14,636,916)	40,883	228,826	(2,213)

Net Gain (Loss) on Investment	(9,744,698)	41,149	(12,815)	(2,248)
Increase (decrease) in net assets from operations	(9,115,884)	35,178	12,377	(1,602)

Increase (decrease) in net assets from contract transactions	(14,905,488)	1,971,833	416,750	186,155

Total increase (decrease) in net assets	(24,021,372)	2,007,011	429,127	184,553

Net Assets as of December 31, 2011	$172,354,741	$2,007,011	$13,367,855	$184,553

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock Large Cap Core Subaccount	BlackRock Large Cap Growth Subaccount	BlackRock Large Cap Value Subaccount	BlackRock Value Opportunities Subaccount
Net Assets as of January 1, 2010	$7,499,229	$51,626,825	$5,290,369	$10,316,460

Investment Income:
Dividends	36,486	—	39,819	692
Investment Expenses:
Mortality and expense risk and other charges	106,592	857,209	77,593	135,419

Net investment income (loss)	(70,106)	(857,209)	(37,774)	(134,727)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(634,388)	18,799,462	(440,035)	(1,103,840)

Net realized capital gains (losses) on investments	(634,388)	18,799,462	(440,035)	(1,103,840)
Net change in unrealized appreciation/depreciation	1,353,109	(11,323,835)	964,426	3,740,000

Net Gain (Loss) on Investment	718,721	7,475,627	524,391	2,636,160
Increase (decrease) in net assets from operations	648,615	6,618,418	486,617	2,501,433

Increase (decrease) in net assets from contract transactions	(930,807)	(52,789,309)	(210,094)	(1,666,761)

Total increase (decrease) in net assets	(282,192)	(46,170,891)	276,523	834,672

Net Assets as of December 31, 2010	$7,217,037	$5,455,934	$5,566,892	$11,151,132

Investment Income:
Dividends	25,258	8,420	29,248	—
Investment Expenses:
Mortality and expense risk and other charges	99,781	78,367	75,489	140,736

Net investment income (loss)	(74,523)	(69,947)	(46,241)	(140,736)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(627,157)	417,061	(809,345)	(537,959)

Net realized capital gains (losses) on investments	(627,157)	417,061	(809,345)	(537,959)
Net change in unrealized appreciation/depreciation	689,838	(367,146)	643,262	310,629

Net Gain (Loss) on Investment	62,681	49,915	(166,083)	(227,330)
Increase (decrease) in net assets from operations	(11,842)	(20,032)	(212,324)	(368,066)

Increase (decrease) in net assets from contract transactions	(1,139,917)	(276,744)	(649,655)	(909,057)

Total increase (decrease) in net assets	(1,151,759)	(296,776)	(861,979)	(1,277,123)

Net Assets as of December 31, 2011	$6,065,278	$5,159,158	$4,704,913	$9,874,009

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Cohen & Steers Realty Income Subaccount	Columbia Acorn USA Subaccount	Columbia Acorn International Subaccount	Columbia Marsico Growth Subaccount
Net Assets as of January 1, 2010	$802,938	$12,394,552	$1,934,466	$5,430,795

Investment Income:
Dividends	17,288	—	39,267	—
Investment Expenses:
Mortality and expense risk and other charges	12,064	220,530	30,540	78,985

Net investment income (loss)	5,224	(220,530)	8,727	(78,985)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(24,802)	2,348,102	(79,998)	451,983

Net realized capital gains (losses) on investments	(24,802)	2,348,102	(79,998)	451,983
Net change in unrealized appreciation/depreciation	198,308	863,251	455,500	573,017

Net Gain (Loss) on Investment	173,506	3,211,353	375,502	1,025,000
Increase (decrease) in net assets from operations	178,730	2,990,823	384,229	946,015

Increase (decrease) in net assets from contract transactions	(172,390)	(1,200,211)	28,406,773	(484,778)

Total increase (decrease) in net assets	6,340	1,790,612	28,791,002	461,237

Net Assets as of December 31, 2010	$809,278	$14,185,164	$30,725,468	$5,892,032

Investment Income:
Dividends	13,140	—	887,137	—
Investment Expenses:
Mortality and expense risk and other charges	11,381	212,108	489,694	99,486

Net investment income (loss)	1,759	(212,108)	397,443	(99,486)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	89,376	—	—
Realized gain (loss) on investments	10,511	961,596	393,259	848,207

Net realized capital gains (losses) on investments	10,511	1,050,972	393,259	848,207
Net change in unrealized appreciation/depreciation	19,627	(1,631,663)	(6,195,266)	(1,001,287)

Net Gain (Loss) on Investment	30,138	(580,691)	(5,802,007)	(153,080)
Increase (decrease) in net assets from operations	31,897	(792,799)	(5,404,564)	(252,566)

Increase (decrease) in net assets from contract transactions	(117,760)	373,710	4,561,385	647,415

Total increase (decrease) in net assets	(85,863)	(419,089)	(843,179)	394,849

Net Assets as of December 31, 2011	$723,415	$13,766,075	$29,882,289	$6,286,881

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Columbia Mid Cap Growth Subaccount(1)	Columbia Select Smaller-Cap Value Subaccount	Davis New York Venture Subaccount	Delaware Smid Cap Growth Subaccount(1)
Net Assets as of January 1, 2010	$—	$2,409,143	$164,937,582	$—

Investment Income:
Dividends	—	—	1,338,040	68,138
Investment Expenses:
Mortality and expense risk and other charges	—	31,675	1,834,616	20,689

Net investment income (loss)	—	(31,675)	(496,576)	47,449
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	298,229
Realized gain (loss) on investments	—	(150,950)	7,819,159	43,966

Net realized capital gains (losses) on investments	—	(150,950)	7,819,159	342,195
Net change in unrealized appreciation/depreciation	—	751,297	2,192,930	437,614

Net Gain (Loss) on Investment	—	600,347	10,012,089	779,809
Increase (decrease) in net assets from operations	—	568,672	9,515,513	827,258

Increase (decrease) in net assets from contract transactions	—	6,580,531	(110,965,874)	5,944,037

Total increase (decrease) in net assets	—	7,149,203	(101,450,361)	6,771,295

Net Assets as of December 31, 2010	$—	$9,558,346	$63,487,221	$6,771,295

Investment Income:
Dividends	—	—	285,421	—
Investment Expenses:
Mortality and expense risk and other charges	3,768	112,637	734,589	90,285

Net investment income (loss)	(3,768)	(112,637)	(449,168)	(90,285)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	9,666	437,147	—	261,960
Realized gain (loss) on investments	(11,407)	26,612	1,602,096	306,432

Net realized capital gains (losses) on investments	(1,741)	463,759	1,602,096	568,392
Net change in unrealized appreciation/depreciation	(45,074)	(1,144,983)	(4,132,438)	(39,107)

Net Gain (Loss) on Investment	(46,815)	(681,224)	(2,530,342)	529,285
Increase (decrease) in net assets from operations	(50,583)	(793,861)	(2,979,510)	439,000

Increase (decrease) in net assets from contract transactions	340,462	(975,271)	(13,573,964)	(803,892)

Total increase (decrease) in net assets	289,879	(1,769,132)	(16,553,474)	(364,892)

Net Assets as of December 31, 2011	$289,879	$7,789,214	$46,933,747	$6,406,403

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Dreyfus Appreciation Subaccount	Eaton Vance Floating- Rate Subaccount	Eaton Vance Large- Cap Value Subaccount	Federated Capital Appreciation Subaccount
Net Assets as of January 1, 2010	$1,624,143	$2,122,890	$43,796,169	$45,499,672

Investment Income:
Dividends	644,528	92,548	369,279	6,383
Investment Expenses:
Mortality and expense risk and other charges	232,248	33,613	510,339	176,907

Net investment income (loss)	412,280	58,935	(141,060)	(170,524)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	2,377,303	(59,005)	341,777	(214,754)

Net realized capital gains (losses) on investments	2,377,303	(59,005)	341,777	(214,754)
Net change in unrealized appreciation/depreciation	2,209,732	156,154	(299,671)	2,438,983

Net Gain (Loss) on Investment	4,587,035	97,149	42,106	2,224,229
Increase (decrease) in net assets from operations	4,999,315	156,084	(98,954)	2,053,705

Increase (decrease) in net assets from contract transactions	27,973,528	226,879	28,037,796	(46,424,040)

Total increase (decrease) in net assets	32,972,843	382,963	27,938,842	(44,370,335)

Net Assets as of December 31, 2010	$34,596,986	$2,505,853	$71,735,011	$1,129,337

Investment Income:
Dividends	546,584	116,948	1,033,659	5,075
Investment Expenses:
Mortality and expense risk and other charges	571,757	45,020	1,021,021	13,550

Net investment income (loss)	(25,173)	71,928	12,638	(8,475)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	524,266	165,126	532,215	55,627

Net realized capital gains (losses) on investments	524,266	165,126	532,215	55,627
Net change in unrealized appreciation/depreciation	1,615,204	(241,366)	(4,181,604)	(100,836)

Net Gain (Loss) on Investment	2,139,470	(76,240)	(3,649,389)	(45,209)
Increase (decrease) in net assets from operations	2,114,297	(4,312)	(3,636,751)	(53,684)

Increase (decrease) in net assets from contract transactions	1,986,294	208,100	(4,653,214)	(242,793)

Total increase (decrease) in net assets	4,100,591	203,788	(8,289,965)	(296,477)

Net Assets as of December 31, 2011	$38,697,577	$2,709,641	$63,445,046	$832,860

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Federated Kaufmann Subaccount	Fidelity® Advisor Equity Growth Subaccount	Fidelity® Advisor Stock Selector Mid Cap Subaccount	Fidelity® Advisor Overseas Subaccount
Net Assets as of January 1, 2010	$12,272,930	$2,041,584	$1,788,539	$3,613,217

Investment Income:
Dividends	83,061	—	—	38,026
Investment Expenses:
Mortality and expense risk and other charges	185,158	27,024	23,673	43,001

Net investment income (loss)	(102,097)	(27,024)	(23,673)	(4,975)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	2,289	—	8,148
Realized gain (loss) on investments	(1,456,488)	2,881	(36,685)	(86,854)

Net realized capital gains (losses) on investments	(1,456,488)	5,170	(36,685)	(78,706)
Net change in unrealized appreciation/depreciation	3,533,181	450,269	440,565	378,687

Net Gain (Loss) on Investment	2,076,693	455,439	403,880	299,981
Increase (decrease) in net assets from operations	1,974,596	428,415	380,207	295,006

Increase (decrease) in net assets from contract transactions	(8,211,388)	(176,230)	(162,300)	(628,966)

Total increase (decrease) in net assets	(6,236,792)	252,185	217,907	(333,960)

Net Assets as of December 31, 2010	$6,036,138	$2,293,769	$2,006,446	$3,279,257

Investment Income:
Dividends	—	—	7,603	33,804
Investment Expenses:
Mortality and expense risk and other charges	76,606	32,721	22,258	36,373

Net investment income (loss)	(76,606)	(32,721)	(14,655)	(2,569)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	87,110	4,961	—	—
Realized gain (loss) on investments	464,086	76,802	(56,937)	29,215

Net realized capital gains (losses) on investments	551,196	81,763	(56,937)	29,215
Net change in unrealized appreciation/depreciation	(1,271,482)	(99,704)	(32,440)	(545,880)

Net Gain (Loss) on Investment	(720,286)	(17,941)	(89,377)	(516,665)
Increase (decrease) in net assets from operations	(796,892)	(50,662)	(104,032)	(519,234)

Increase (decrease) in net assets from contract transactions	(907,457)	208,071	(462,577)	(646,568)

Total increase (decrease) in net assets	(1,704,349)	157,409	(566,609)	(1,165,802)

Net Assets as of December 31, 2011	$4,331,789	$2,451,178	$1,439,837	$2,113,455

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Janus Forty Subaccount	Janus Enterprise Subaccount	JPMorgan Multi-Cap Market Neutral Subaccount	JPMorgan Small Cap Growth Subaccount
Net Assets as of January 1, 2010	$60,281,977	$8,769,566	$868,114	$988,056

Investment Income:
Dividends	—	—	—	—
Investment Expenses:
Mortality and expense risk and other charges	672,644	138,473	12,517	14,707

Net investment income (loss)	(672,644)	(138,473)	(12,517)	(14,707)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,225,600	3,461,206	(13,842)	(21,076)

Net realized capital gains (losses) on investments	1,225,600	3,461,206	(13,842)	(21,076)
Net change in unrealized appreciation/depreciation	(1,778,339)	(1,306,088)	(25,118)	302,742

Net Gain (Loss) on Investment	(552,739)	2,155,118	(38,960)	281,666
Increase (decrease) in net assets from operations	(1,225,383)	2,016,645	(51,477)	266,959

Increase (decrease) in net assets from contract transactions	(50,008,055)	(8,259,167)	(29,715)	(83,493)

Total increase (decrease) in net assets	(51,233,438)	(6,242,522)	(81,192)	183,466

Net Assets as of December 31, 2010	$9,048,539	$2,527,044	$786,922	$1,171,522

Investment Income:
Dividends	35,945	—	—	—
Investment Expenses:
Mortality and expense risk and other charges	127,837	34,919	9,470	18,824

Net investment income (loss)	(91,892)	(34,919)	(9,470)	(18,824)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	23,654
Realized gain (loss) on investments	282,933	386,911	(20,897)	227,073

Net realized capital gains (losses) on investments	282,933	386,911	(20,897)	250,727
Net change in unrealized appreciation/depreciation	(941,516)	(402,174)	20,859	(314,233)

Net Gain (Loss) on Investment	(658,583)	(15,263)	(38)	(63,506)
Increase (decrease) in net assets from operations	(750,475)	(50,182)	(9,508)	(82,330)

Increase (decrease) in net assets from contract transactions	(880,125)	(404,600)	(190,596)	63,587

Total increase (decrease) in net assets	(1,630,600)	(454,782)	(200,104)	(18,743)

Net Assets as of December 31, 2011	$7,417,939	$2,072,262	$586,818	$1,152,779

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Lord Abbett Affiliated Subaccount	Lord Abbett Bond- Debenture Subaccount	Lord Abbett Mid-Cap Value Subaccount	Ready Assets Prime Money Subaccount
Net Assets as of January 1, 2010	$1,804,545	$20,482,440	$23,861,798	$25,627,866

Investment Income:
Dividends	17,058	1,230,213	86,907	1,623
Investment Expenses:
Mortality and expense risk and other charges	29,003	275,409	316,343	297,038

Net investment income (loss)	(11,945)	954,804	(229,436)	(295,415)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	124,110	(263,714)	(2,885,274)	—

Net realized capital gains (losses) on investments	124,110	(263,714)	(2,885,274)	—
Net change in unrealized appreciation/depreciation	88,742	1,482,078	8,285,741	—

Net Gain (Loss) on Investment	212,852	1,218,364	5,400,467	—
Increase (decrease) in net assets from operations	200,907	2,173,168	5,171,031	(295,415)

Increase (decrease) in net assets from contract transactions	141,785	(2,065,567)	(4,323,256)	(7,913,012)

Total increase (decrease) in net assets	342,692	107,601	847,775	(8,208,427)

Net Assets as of December 31, 2010	$2,147,237	$20,590,041	$24,709,573	$17,419,439

Investment Income:
Dividends	23,988	1,258,980	24,031	475
Investment Expenses:
Mortality and expense risk and other charges	30,067	277,921	293,973	239,928

Net investment income (loss)	(6,079)	981,059	(269,942)	(239,453)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	166,712	(111,671)	(1,503,244)	—

Net realized capital gains (losses) on investments	166,712	(111,671)	(1,503,244)	—
Net change in unrealized appreciation/depreciation	(365,795)	(359,449)	834,157	—

Net Gain (Loss) on Investment	(199,083)	(471,120)	(669,087)	—
Increase (decrease) in net assets from operations	(205,162)	509,939	(939,029)	(239,453)

Increase (decrease) in net assets from contract transactions	(130,247)	(2,136,696)	(4,553,561)	(573,277)

Total increase (decrease) in net assets	(335,409)	(1,626,757)	(5,492,590)	(812,730)

Net Assets as of December 31, 2011	$1,811,828	$18,963,284	$19,216,983	$16,606,709

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	MFS® Growth Subaccount(1)	MFS® Research International Subaccount	MFS® Mid Cap Growth Subaccount	Oppenheimer Capital Appreciation Subaccount
Net Assets as of January 1, 2010	$—	$8,605,635	$3,171,455	$866,852

Investment Income:
Dividends	—	163,590	—	—
Investment Expenses:
Mortality and expense risk and other charges	—	120,734	42,647	11,858

Net investment income (loss)	—	42,856	(42,647)	(11,858)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	612,219	(131,246)	(72,580)

Net realized capital gains (losses) on investments	—	612,219	(131,246)	(72,580)
Net change in unrealized appreciation/depreciation	—	366,054	960,508	129,207

Net Gain (Loss) on Investment	—	978,273	829,262	56,627
Increase (decrease) in net assets from operations	—	1,021,129	786,615	44,769

Increase (decrease) in net assets from contract transactions	—	26,870,101	13,851,166	(227,756)

Total increase (decrease) in net assets	—	27,891,230	14,637,781	(182,987)

Net Assets as of December 31, 2010	$—	$36,496,865	$17,809,236	$683,865

Investment Income:
Dividends	—	454,111	—	1,022
Investment Expenses:
Mortality and expense risk and other charges	7,697	393,687	207,013	9,387

Net investment income (loss)	(7,697)	60,424	(207,013)	(8,365)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(2,943)	2,658,101	787,769	41,130

Net realized capital gains (losses) on investments	(2,943)	2,658,101	787,769	41,130
Net change in unrealized appreciation/depreciation	70,808	(5,871,985)	(1,616,395)	(44,710)

Net Gain (Loss) on Investment	67,865	(3,213,884)	(828,626)	(3,580)
Increase (decrease) in net assets from operations	60,168	(3,153,460)	(1,035,639)	(11,945)

Increase (decrease) in net assets from contract transactions	1,456,524	(7,501,203)	(2,620,445)	(65,757)

Total increase (decrease) in net assets	1,516,692	(10,654,663)	(3,656,084)	(77,702)

Net Assets as of December 31, 2011	$1,516,692	$25,842,202	$14,153,152	$606,163

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Oppenheimer Global Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer Quest Opportunity Value Subaccount
Net Assets as of January 1, 2010	$6,825,151	$2,676,705	$1,063,350	$3,013,131

Investment Income:
Dividends	36,602	14,383	—	—
Investment Expenses:
Mortality and expense risk and other charges	61,110	35,360	15,141	26,943

Net investment income (loss)	(24,508)	(20,977)	(15,141)	(26,943)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	31,149	—	—	31,036
Realized gain (loss) on investments	(946,525)	162,976	(108,481)	269,958

Net realized capital gains (losses) on investments	(915,376)	162,976	(108,481)	300,994
Net change in unrealized appreciation/depreciation	1,621,946	202,570	326,376	(142,902)

Net Gain (Loss) on Investment	706,570	365,546	217,895	158,092
Increase (decrease) in net assets from operations	682,062	344,569	202,754	131,149

Increase (decrease) in net assets from contract transactions	(3,073,396)	(462,491)	(219,648)	(1,500,282)

Total increase (decrease) in net assets	(2,391,334)	(117,922)	(16,894)	(1,369,133)

Net Assets as of December 31, 2010	$4,433,817	$2,558,783	$1,046,456	$1,643,998

Investment Income:
Dividends	69,303	11,673	3,187	—
Investment Expenses:
Mortality and expense risk and other charges	56,090	33,721	19,206	18,349

Net investment income (loss)	13,213	(22,048)	(16,019)	(18,349)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,027	—	—	101,872
Realized gain (loss) on investments	316,419	133,411	40,518	100,487

Net realized capital gains (losses) on investments	317,446	133,411	40,518	202,359
Net change in unrealized appreciation/depreciation	(724,582)	(149,122)	(68,916)	(281,396)

Net Gain (Loss) on Investment	(407,136)	(15,711)	(28,398)	(79,037)
Increase (decrease) in net assets from operations	(393,923)	(37,759)	(44,417)	(97,386)

Increase (decrease) in net assets from contract transactions	(490,163)	(64,948)	361,333	(404,630)

Total increase (decrease) in net assets	(884,086)	(102,707)	316,916	(502,016)

Net Assets as of December 31, 2011	$3,549,731	$2,456,076	$1,363,372	$1,141,982

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	PIMCO Commodity Real Return Strategy Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount	PIMCO Total Return Subaccount
Net Assets as of January 1, 2010	$17,043,380	$2,808,707	$34,154,364	$305,275,752

Investment Income:
Dividends	1,658,266	51,810	555,580	7,289,463
Investment Expenses:
Mortality and expense risk and other charges	248,798	46,249	430,918	3,840,782

Net investment income (loss)	1,409,468	5,561	124,662	3,448,681
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	55,209	—	12,510,759
Realized gain (loss) on investments	(3,928,578)	155,512	388,812	5,336,205

Net realized capital gains (losses) on investments	(3,928,578)	210,721	388,812	17,846,964
Net change in unrealized appreciation/depreciation	5,963,727	(122,483)	1,059,039	(3,526,548)

Net Gain (Loss) on Investment	2,035,149	88,238	1,447,851	14,320,416
Increase (decrease) in net assets from operations	3,444,617	93,799	1,572,513	17,769,097

Increase (decrease) in net assets from contract transactions	(2,104,149)	25,914,783	6,594,262	(51,912,305)

Total increase (decrease) in net assets	1,340,468	26,008,582	8,166,775	(34,143,208)

Net Assets as of December 31, 2010	$18,383,848	$28,817,289	$42,321,139	$271,132,544

Investment Income:
Dividends	4,165,575	682,388	1,567,220	8,882,309
Investment Expenses:
Mortality and expense risk and other charges	270,105	447,254	649,659	3,676,976

Net investment income (loss)	3,895,470	235,134	917,561	5,205,333
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	393,627	299	1,306,834	—
Realized gain (loss) on investments	576,534	(13,141)	1,670,220	3,751,420

Net realized capital gains (losses) on investments	970,161	(12,842)	2,977,054	3,751,420
Net change in unrealized appreciation/depreciation	(6,577,464)	(299,802)	39,870	(3,321,031)

Net Gain (Loss) on Investment	(5,607,303)	(312,644)	3,016,924	430,389
Increase (decrease) in net assets from operations	(1,711,833)	(77,510)	3,934,485	5,635,722

Increase (decrease) in net assets from contract transactions	(529,353)	(463,399)	(5,175,619)	(40,295,811)

Total increase (decrease) in net assets	(2,241,186)	(540,909)	(1,241,134)	(34,660,089)

Net Assets as of December 31, 2011	$16,142,662	$28,276,380	$41,080,005	$236,472,455

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Pioneer Emerging Markets Subaccount	Pioneer Subaccount	Pioneer High Yield Subaccount	Pioneer Real Estate Shares Subaccount
Net Assets as of January 1, 2010	$15,751,760	$1,067,054	$10,613,354	$7,248,140

Investment Income:
Dividends	—	345,790	679,253	151,050
Investment Expenses:
Mortality and expense risk and other charges	236,302	563,758	187,292	108,058

Net investment income (loss)	(236,302)	(217,968)	491,961	42,992
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	4,533,755	5,030,345	2,843,205	3,163,831

Net realized capital gains (losses) on investments	4,533,755	5,030,345	2,843,205	3,163,831
Net change in unrealized appreciation/depreciation	(2,111,717)	398,335	(1,510,890)	(1,503,962)

Net Gain (Loss) on Investment	2,422,038	5,428,680	1,332,315	1,659,869
Increase (decrease) in net assets from operations	2,185,736	5,210,712	1,824,276	1,702,861

Increase (decrease) in net assets from contract transactions	(11,492,790)	(3,713,998)	(9,500,120)	(7,682,740)

Total increase (decrease) in net assets	(9,307,054)	1,496,714	(7,675,844)	(5,979,879)

Net Assets as of December 31, 2010	$6,444,706	$2,563,768	$2,937,510	$1,268,261

Investment Income:
Dividends	—	16,239	185,168	29,522
Investment Expenses:
Mortality and expense risk and other charges	92,090	23,720	50,859	22,049

Net investment income (loss)	(92,090)	(7,481)	134,309	7,473
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	266,744	—	—	—
Realized gain (loss) on investments	424,594	222,194	73,255	174,256

Net realized capital gains (losses) on investments	691,338	222,194	73,255	174,256
Net change in unrealized appreciation/depreciation	(2,312,527)	(274,863)	(349,810)	(59,489)

Net Gain (Loss) on Investment	(1,621,189)	(52,669)	(276,555)	114,767
Increase (decrease) in net assets from operations	(1,713,279)	(60,150)	(142,246)	122,240

Increase (decrease) in net assets from contract transactions	747,267	(1,274,177)	352,356	314,801

Total increase (decrease) in net assets	(966,012)	(1,334,327)	210,110	437,041

Net Assets as of December 31, 2011	$5,478,694	$1,229,441	$3,147,620	$1,705,302

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Pioneer Growth Opportunities Subaccount	The Putnam Fund for Growth and Income Subaccount	Putnam International Equity Subaccount	Putnam Voyager Subaccount
Net Assets as of January 1, 2010	$286,570	$786,429	$3,220,812	$5,215,162

Investment Income:
Dividends	—	96,168	66,780	59,785
Investment Expenses:
Mortality and expense risk and other charges	4,167	127,176	39,379	155,938

Net investment income (loss)	(4,167)	(31,008)	27,401	(96,153)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	7,611	4,087,139	(371,403)	(188,113)

Net realized capital gains (losses) on investments	7,611	4,087,139	(371,403)	(188,113)
Net change in unrealized appreciation/depreciation	37,426	130,934	620,584	1,437,924

Net Gain (Loss) on Investment	45,037	4,218,073	249,181	1,249,811
Increase (decrease) in net assets from operations	40,870	4,187,065	276,582	1,153,658

Increase (decrease) in net assets from contract transactions	(31,684)	(4,497,204)	(170,586)	15,863,133

Total increase (decrease) in net assets	9,186	(310,139)	105,996	17,016,791

Net Assets as of December 31, 2010	$295,756	$476,290	$3,326,808	$22,231,953

Investment Income:
Dividends	—	9,526	129,349	—
Investment Expenses:
Mortality and expense risk and other charges	6,144	8,368	36,667	301,437

Net investment income (loss)	(6,144)	1,158	92,682	(301,437)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	13,140	7,869	(462,525)	163,962

Net realized capital gains (losses) on investments	13,140	7,869	(462,525)	163,962
Net change in unrealized appreciation/depreciation	(41,745)	(53,592)	(93,187)	(4,665,541)

Net Gain (Loss) on Investment	(28,605)	(45,723)	(555,712)	(4,501,579)
Increase (decrease) in net assets from operations	(34,749)	(44,565)	(463,030)	(4,803,016)

Increase (decrease) in net assets from contract transactions	121,041	214,711	(573,116)	5,256,492

Total increase (decrease) in net assets	86,292	170,146	(1,036,146)	453,476

Net Assets as of December 31, 2011	$382,048	$646,436	$2,290,662	$22,685,429

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Templeton Foreign Subaccount	Templeton Growth Subaccount	TA WMC Diversified Growth Subaccount	TA Morgan Stanley Growth Opportunities Subaccount
Net Assets as of January 1, 2010	$26,004,247	$9,237,168	$—	$13,697

Investment Income:
Dividends	454,387	142,009	—	—
Investment Expenses:
Mortality and expense risk and other charges	356,016	119,920	—	408

Net investment income (loss)	98,371	22,089	—	(408)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(4,239,465)	(695,617)	—	1,154

Net realized capital gains (losses) on investments	(4,239,465)	(695,617)	—	1,154
Net change in unrealized appreciation/depreciation	5,830,677	1,197,305	—	11,419

Net Gain (Loss) on Investment	1,591,212	501,688	—	12,573
Increase (decrease) in net assets from operations	1,689,583	523,777	—	12,165

Increase (decrease) in net assets from contract transactions	123,099,209	(574,454)	83,113,444	30,521,473

Total increase (decrease) in net assets	124,788,792	(50,677)	83,113,444	30,533,638

Net Assets as of December 31, 2010	$150,793,039	$9,186,491	$83,113,444	$30,547,335

Investment Income:
Dividends	3,395,757	166,326	—	—
Investment Expenses:
Mortality and expense risk and other charges	2,001,432	119,784	1,289,972	470,203

Net investment income (loss)	1,394,325	46,542	(1,289,972)	(470,203)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	6,475,835
Realized gain (loss) on investments	4,508,643	(783,667)	(54,060)	121,272

Net realized capital gains (losses) on investments	4,508,643	(783,667)	(54,060)	6,597,107
Net change in unrealized appreciation/depreciation	(23,577,558)	148,475	(3,964,469)	(9,415,540)

Net Gain (Loss) on Investment	(19,068,915)	(635,192)	(4,018,529)	(2,818,433)
Increase (decrease) in net assets from operations	(17,674,590)	(588,650)	(5,308,501)	(3,288,636)

Increase (decrease) in net assets from contract transactions	(9,689,063)	(1,114,568)	8,270,502	1,933,298

Total increase (decrease) in net assets	(27,363,653)	(1,703,218)	2,962,001	(1,355,338)

Net Assets as of December 31, 2011	$123,429,386	$7,483,273	$86,075,445	$29,191,997

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON Flexible Income Subaccount
Net Assets as of January 1, 2010	$1,063,649	$254,676

Investment Income:
Dividends	—	14,393
Investment Expenses:
Mortality and expense risk and other charges	17,032	3,478

Net investment income (loss)	(17,032)	10,915
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—
Realized gain (loss) on investments	185,251	3,568

Net realized capital gains (losses) on investments	185,251	3,568
Net change in unrealized appreciation/depreciation	119,555	9,470

Net Gain (Loss) on Investment	304,806	13,038
Increase (decrease) in net assets from operations	287,774	23,953

Increase (decrease) in net assets from contract transactions	9,623,831	(21,426)

Total increase (decrease) in net assets	9,911,605	2,527

Net Assets as of December 31, 2010	$10,975,254	$257,203

Investment Income:
Dividends	—	27,539
Investment Expenses:
Mortality and expense risk and other charges	169,136	7,181

Net investment income (loss)	(169,136)	20,358
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	649,927	—
Realized gain (loss) on investments	395,579	11,840

Net realized capital gains (losses) on investments	1,045,506	11,840
Net change in unrealized appreciation/depreciation	(1,241,247)	(23,960)

Net Gain (Loss) on Investment	(195,741)	(12,120)
Increase (decrease) in net assets from operations	(364,877)	8,238

Increase (decrease) in net assets from contract transactions	1,131,755	324,980

Total increase (decrease) in net assets	766,878	333,218

Net Assets as of December 31, 2011	$11,742,132	$590,421

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies

Organization

Merril Lynch Life Variable Annuity Separate Account D (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific individual subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity® and Merrill Lynch IRA Annuity®.

On December 28, 2007 (the Acquisition Date), TALIC was acquired by AUSA. Prior to the Acquisition Date, TALIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. This transaction had no impact on the net asset values or results of the Seprate Account.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AIM Growth Series (Invesco Growth Series) – Class A Shares	AIM Growth Series (Invesco Growth Series) – Class A Shares
Invesco Mid Cap Core Equity	Invesco Mid Cap Core Equity Fund
AIM Sector Funds (Invesco Sector Funds) – Class A Shares	AIM Sector Funds (Invesco Sector Funds) – Class A Shares
Invesco Van Kampen Comstock	Invesco Van Kampen Comstock Fund
Invesco Van Kampen Value Opportunities	Invesco Van Kampen Value Opportunities Fund
Invesco Van Kampen Mid Cap Growth	Invesco Van Kampen Mid Cap Growth Fund
AIM Counselor Series Trust (Invesco Counselor Series Trust) – Class A	AIM Counselor Series Trust (Invesco Counselor Series Trust) – Class A
Invesco Van Kampen Equity and Income	Invesco Van Kampen Equity and Income Fund
AIM Equity Funds (Invesco Equity Funds) – Class A Shares	AIM Equity Funds (Invesco Equity Funds) – Class A Shares
Invesco Constellation	Invesco Constellation Fund
Invesco Charter	Invesco Charter Fund
AllianceBernstein Growth and Income Fund, Inc. – Class A Shares	AllianceBernstein Growth and Income Fund, Inc. – Class A Shares
AllianceBernstein Growth and Income	AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc. – Class A Shares	AllianceBernstein Large Cap Growth Fund, Inc. – Class A Shares
AllianceBernstein Large Cap Growth	AllianceBernstein Large Cap Growth Fund, Inc.
The AllianceBernstein Trust – Class A Shares	The AllianceBernstein Trust – Class A Shares
AllianceBernstein International Value	AllianceBernstein International Value Fund
AllianceBernstein Small/Mid Cap Value	AllianceBernstein Small/Mid Cap Value Fund
AllianceBernstein Value	AllianceBernstein Value Fund
The Managers Funds – Class A Shares	The Managers Funds – Class A Shares
Managers Cadence Capital Appreciation	Managers Cadence Capital Appreciation Fund
Allianz Funds – Class A Shares	Allianz Funds – Class A Shares
Allianz NFJ Dividend Value	Allianz NFJ Dividend Value Fund
Allianz NFJ Small-Cap Value	Allianz NFJ Small-Cap Value Fund
Allianz NFJ Mid-Cap Value	Allianz NFJ Mid-Cap Value Fund
American Century Capital Portfolios, Inc. – A Class Shares	American Century Capital Portfolios, Inc. – A Class Shares
American Century Equity Income	American Century Equity Income Fund

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
American Century Mutual Funds, Inc. – A Class Shares	American Century Mutual Funds, Inc. – A Class Shares
American Century Ultra	American Century Ultra Fund®
American Funds® – Class A Shares	American Funds® – Class A Shares
American Funds Bond Fund of America® – A *	American Funds Bond Fund of America®, Inc. – A
American Funds Growth Fund of America® – A *	American Funds Growth Fund of America®, Inc. – A
American Funds Income Fund of America® – A *	American Funds Income Fund of America®, Inc. – A
American Funds Investment Company of America® – A *	American Funds Investment Company of America® – A
American Funds® – Class F Shares	American Funds® – Class F Shares
American Funds Bond Fund of America® – F *	American Funds Bond Fund of America®, Inc. – F
American Funds EuroPacific Growth Fund®	American Funds EuroPacific Growth Fund®
American Funds Growth Fund of America® – F *	American Funds Growth Fund of America®, Inc. – F
American Funds Income Fund of America® – F *	American Funds Income Fund of America®, Inc. – F
American Funds Investment Company of America®–F *	American Funds Investment Company of America® – F
BlackRock Basic Value Fund, Inc. – Investor A Shares	BlackRock Basic Value Fund, Inc. – Investor A Shares
BlackRock Basic Value	BlackRock Basic Value Fund, Inc.
BlackRock Bond Fund, Inc. – Investor A Shares	BlackRock Bond Fund, Inc. – Investor A Shares
BlackRock Total Return	BlackRock Total Return Fund
BlackRock High Yield Bond	BlackRock High Yield Bond Portfolio
BlackRock Capital Appreciation – Investor A Shares	BlackRock Capital Appreciation – Investor A Shares
BlackRock Capital Appreciation	BlackRock Capital Appreciation
BlackRock Global SmallCap Fund, Inc. – Investor A Shares	BlackRock Global SmallCap Fund, Inc. – Investor A Shares
BlackRock Global SmallCap	BlackRock Global SmallCap Fund, Inc.
BlackRock Index Funds, Inc. – Investor A Shares	BlackRock Index Funds, Inc. – Investor A Shares
BlackRock International Index	BlackRock International Index Fund
BlackRock Small Cap Index	BlackRock Small Cap Index Fund
BlackRock Funds II – Investor A Shares	BlackRock Funds II – Investor A Shares
BlackRock U.S. Government Bond	BlackRock U.S. Government Bond Portfolio
BlackRock Series Inc. – Investor A Shares	BlackRock Series Inc. – Investor A Shares
BlackRock International	BlackRock International Fund
BlackRock Global Allocation Fund, Inc. – Investor A Shares	BlackRock Global Allocation Fund, Inc. – Investor A Shares
BlackRock Global Allocation	BlackRock Global Allocation Fund, Inc.
BlackRock Global Growth Fund, Inc. – Investor A Shares	BlackRock Global Growth Fund, Inc. – Investor A Shares
BlackRock Global Opportunities	BlackRock Global Opportunities Port folio
BlackRock Index Funds, Inc. – Investor A Shares	BlackRock Index Funds, Inc. – Investor A Shares
BlackRock S&P 500 Index	BlackRock S&P 500 Index Fund
BlackRock Short-Term Bond Series, Inc. – Investor A Shares	BlackRock Short-Term Bond Series, Inc. – Investor A Shares
BlackRock Low Duration Bond	BlackRock Low Duration Bond Portfolio
BlackRock Large Cap Series Fund, Inc. – Investor A Shares	BlackRock Large Cap Series Fund, Inc. – Investor A Shares
BlackRock Large Cap Core	BlackRock Large Cap Core Fund
BlackRock Large Cap Growth	BlackRock Large Cap Growth Fund
BlackRock Large Cap Value	BlackRock Large Cap Value Fund

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
BlackRock Value Opportunities Fund, Inc. — Investor A Shares	BlackRock Value Opportunities Fund, Inc. — Investor A Shares
BlackRock Value Opportunities	BlackRock Value Opportunities Fund, Inc.
Cohen & Steers Realty Income Fund, Inc. — Class A Shares	Cohen & Steers Realty Income Fund, Inc. — Class A Shares
Cohen & Steers Realty Income	Cohen & Steers Realty Income Fund, Inc.
Columbia Acorn Trust — Class A Shares	Columbia Acorn Trust — Class A Shares
Columbia Acorn USA	Columbia Acorn USA
Columbia Acorn International	Columbia Acorn International
Columbia Funds Series Trust — Class A Shares	Columbia Funds Series Trust — Class A Shares
Columbia Marsico Growth	Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund — Class A Shares	Columbia Mid Cap Growth Fund — Class A Shares
Columbia Mid Cap Growth	Columbia Mid Cap Growth Fund
Columbia Funds Series Trust II — Class A Shares	Columbia Funds Series Trust II — Class A Shares
Columbia Select Smaller-Cap Value	Columbia Select Smaller-Cap Value Fund
Davis New York Venture Fund, Inc. — Class A Shares	Davis New York Venture Fund, Inc. — Class A Shares
Davis New York Venture	Davis New York Venture Fund, Inc.
Delaware Group Equity Funds IV — Class A Shares	Delaware Group Equity Funds IV — Class A Shares
Delaware Smid Cap Growth	Delaware Smid Cap Growth Fund
Dreyfus Appreciation Fund, Inc.	Dreyfus Appreciation Fund, Inc.
Dreyfus Appreciation	Dreyfus Appreciation Fund, Inc.
Eaton Vance Mutual Funds Trust — Class A Shares	Eaton Vance Mutual Funds Trust — Class A Shares
Eaton Vance Floating-Rate	Eaton Vance Floating-Rate Fund
Eaton Vance Special Investment Trust — Class A Shares	Eaton Vance Special Investment Trust — Class A Shares
Eaton Vance Large-Cap Value	Eaton Vance Large-Cap Value Fund
Federated Equity Funds — Class A Shares	Federated Equity Funds — Class A Shares
Federated Capital Appreciation	Federated Capital Appreciation Fund
Federated Kaufmann	Federated Kaufmann Fund
Fidelity Advisor Series I — Class A Shares	Fidelity Advisor Series I — Class A Shares
Fidelity® Advisor Equity Growth	Fidelity® Advisor Equity Growth Fund
Fidelity® Advisor Stock Selector Mid Cap	Fidelity® Advisor Stock Selector Mid Cap Fund
Fidelity Advisor Series VIII — Class A Shares	Fidelity Advisor Series VIII — Class A Shares
Fidelity® Advisor Overseas	Fidelity® Advisor Overseas Fund
Janus Advisor Series — Class A Shares	Janus Advisor Series — Class A Shares
Janus Forty	Janus Forty Fund
Janus Enterprise	Janus Enterprise Fund
JPMorgan Trust II — Class A Shares	JPMorgan Trust II — Class A Shares
JPMorgan Multi-Cap Market Neutral	JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Small Cap Growth	JPMorgan Small Cap Growth Fund
Lord Abbett Affiliated Fund, Inc. — Class A Shares	Lord Abbett Affiliated Fund, Inc. — Class A Shares
Lord Abbett Affiliated	Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc. — Class A Shares	Lord Abbett Bond-Debenture Fund, Inc. — Class A Shares
Lord Abbett Bond-Debenture	Lord Abbett Bond-Debenture Fund, Inc.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
Lord Abbett Mid-Cap Value Fund, Inc. — Class A Shares	Lord Abbett Mid-Cap Value Fund, Inc. — Class A Shares
Lord Abbett Mid-Cap Value	Lord Abbett Mid-Cap Value Fund, Inc.
Ready Assets Prime Money Fund	Ready Assets Prime Money Fund
Ready Assets Prime Money	Ready Assets Prime Money Fund
MFS Series Trust I — Class A Shares	MFS Series Trust I — Class A Shares
MFS® Growth	MFS® Growth Fund
MFS® Research International	MFS® Research International Fund
MFS Series Trust IV — Class A Shares	MFS Series Trust IV — Class A Shares
MFS® Mid Cap Growth	MFS® Mid Cap Growth Fund
Oppenheimer Capital Appreciation Fund — Class A Shares	Oppenheimer Capital Appreciation Fund — Class A Shares
Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund
Oppenheimer Global Fund — Class A Shares	Oppenheimer Global Fund — Class A Shares
Oppenheimer Global	Oppenheimer Global Fund
Oppenheimer Main Street Funds®, Inc. — Class A Shares	Oppenheimer Main Street Funds®, Inc. — Class A Shares
Oppenheimer Main Street	Oppenheimer Main Street Fund®
Oppenheimer Main Street Small Cap Fund® — Class A Shares	Oppenheimer Main Street Small Cap Fund® — Class A Shares
Oppenheimer Main Street Small Cap	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Quest for Value Funds — Class A Shares	Oppenheimer Quest for Value Funds — Class A Shares
Oppenheimer Quest Opportunity Value	Oppenheimer Quest Opportunity Value Fund
PIMCO Funds — Class A Shares	PIMCO Funds — Class A Shares
PIMCO Commodity Real Return Strategy	PIMCO Commodity Real Return Strategy Fund
PIMCO Low Duration	PIMCO Low Duration Fund
PIMCO Real Return	PIMCO Real Return Fund
PIMCO Total Return	PIMCO Total Return Fund
Pioneer Emerging Markets Fund — Class A Shares	Pioneer Emerging Markets Fund — Class A Shares
Pioneer Emerging Markets	Pioneer Emerging Markets Fund
Pioneer Fund — Class A Shares	Pioneer Fund — Class A Shares
Pioneer	Pioneer Fund
Pioneer High Yield Fund — Class A Shares	Pioneer High Yield Fund — Class A Shares
Pioneer High Yield	Pioneer High Yield Fund
Pioneer Real Estate Shares Fund — Class A Shares	Pioneer Real Estate Shares Fund — Class A Shares
Pioneer Real Estate Shares	Pioneer Real Estate Shares Fund
Pioneer Growth Opportunities Fund	Pioneer Growth Opportunities Fund
Pioneer Growth Opportunities	Pioneer Growth Opportunities Fund
The Putnam Fund for Growth and Income — Class A Shares	The Putnam Fund for Growth and Income — Class A Shares
The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income
Putnam International Equity Fund — Class A Shares	Putnam International Equity Fund — Class A Shares
Putnam International Equity	Putnam International Equity Fund
Putnam Voyager Fund — Class A Shares	Putnam Voyager Fund — Class A Shares
Putnam Voyager	Putnam Voyager Fund

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
Templeton Funds, Inc. – Class A Shares	Templeton Funds, Inc. – Class A Shares
Templeton Foreign	Templeton Foreign Fund
Templeton Growth Fund, Inc. – Class A Shares	Templeton Growth Fund, Inc. – Class A Shares
Templeton Growth	Templeton Growth Fund, Inc.
Transamerica Funds – Class A Shares	Transamerica Funds – Class A Shares
TA WMC Diversified Growth	Transamerica WMC Diversified Growth
TA Morgan Stanley Growth Opportunities	Transamerica Morgan Stanley Growth Opportunities
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value
TA AEGON Flexible Income	Transamerica AEGON Flexible Income

*	Multiple share classes are combined on the financial statement pages

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
BlackRock High Yield Bond	September 9, 2011
BlackRock Global Opportunities	September 9, 2011
MFS® Growth	August 26, 2011
BlackRock International	August 12, 2011
BlackRock U.S. Government Bond	July 15, 2011
BlackRock Low Duration Bond	July 15, 2011
Invesco VanKampen Value Opportunities	May 19, 2011
Columbia Mid Cap Growth	April 8, 2011
Delaware Smid Cap Growth	October 8, 2010
TA AEGON Flexible Income	November 13, 2009
Pioneer Growth Opportunities	August 28, 2009
Janus Enterprise	July 2, 2009
Invesco Van Kampen Mid Cap Growth	July 11, 2008
Pioneer Real Estate Shares	May 1, 2008
TA WMC Diversified Growth	May 1, 2008
TA Morgan Stanley Growth Opportunities	May 1, 2008
TA Systematic Small/Mid Cap Value	May 1, 2008
BlackRock Total Return	December 10, 2007
AllianceBernstein International Value	May 1, 2007
Managers Cadence Capital Appreciation	May 1, 2007
Allianz NFJ Dividend Value	May 1, 2007
Columbia Acorn International	May 1, 2007
Eaton Vance Large-Cap Value	May 1, 2007
Janus Forty	May 1, 2007
JPMorgan Small Cap Growth	May 1, 2007
PIMCO Low Duration	May 1, 2007

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies (continued)

Effective December 12, 2011, “Transamerica” has been changed to “TA” in the Subaccount names. The following Mutual Fund name changes were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
Allianz NFJ Mid-Cap Value Fund	Allianz NFJ Renaissance Fund (Formerly Allianz OCC Renaissance Fund)
Fidelity® Advisor Stock Selector Mid Cap Fund	Fidelity® Advisor Mid Cap Growth Fund
Transamerica Morgan Stanley Growth Opportunities	Transamerica Growth Opportunities
Transamerica Systematic Small/Mid Cap Value	Transamerica Small/Mid Cap Value
Transamerica AEGON Flexible Income	Transamerica Flexible Income

The following Portfolio mergers were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
Invesco VanKampen Value Opportunities Fund	Invesco Basic Value Fund
BlackRock U.S. Government Bond Portfolio	BlackRock Government Income Portfolio
BlackRock Low Duration Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock International Fund	BlackRock International Value Fund
BlackRock High Yield Bond Portfolio	BlackRock High Income Fund
BlackRock Global Opportunities Portfolio	BlackRock Global Growth Fund
Columbia Mid Cap Growth Fund	Seligman Captial Fund
MFS® Growth Fund	MFS® Core Growth Fund

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statement of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
Invesco Mid Cap Core Equity	$1,077,690	$1,540,746
Invesco Van Kampen Comstock	23,757,770	14,327,243
Invesco Van Kampen Value Opportunities	294,462	17,781
Invesco Van Kampen Mid Cap Growth	526,803	894,221
Invesco Van Kampen Equity and Income	708,531	1,489,525
Invesco Constellation	84,916	86,372
Invesco Charter	298,712	3,420,841
AllianceBernstein Growth and Income	1,525,985	559,724
AllianceBernstein Large Cap Growth	743,418	937,202
AllianceBernstein International Value	801,759	1,339,127
AllianceBernstein Small/Mid Cap Value	4,431,001	1,957,711
AllianceBernstein Value	296,324	365,969
Managers Cadence Capital Appreciation	1,513	12,860
Allianz NFJ Dividend Value	1,911,457	1,310,582
Allianz NFJ Small-Cap Value	1,338,361	8,406,620
Allianz NFJ Mid-Cap Value	134,209	858,241
American Century Equity Income	3,813,731	2,990,490
American Century Ultra	1,765	5,268
American Funds Bond Fund of America®	1,578,391	25,834,934
American Funds EuroPacific Growth Fund®	638,036	18,963,102
American Funds Growth Fund of America®	1,022,865	62,333,366
American Funds Income Fund of America®	2,187,834	22,726,800
American Funds Investment Company of America®	1,411,507	30,484,877
BlackRock Basic Value	5,680,525	11,530,223
BlackRock Total Return	2,220,732	2,833,223
BlackRock High Yield Bond	14,406,819	952,054
BlackRock Capital Appreciation	22,784,675	12,266,545
BlackRock Global SmallCap	80,826	198,066
BlackRock International Index	25,629	100,092
BlackRock Small Cap Index	1,164	2,830
BlackRock U.S. Government Bond	34,195,179	6,484,370
BlackRock International	1,683,479	122,692
BlackRock Global Allocation	20,464,917	32,925,598
BlackRock Global Opportunities	1,987,537	21,676
BlackRock S&P 500 Index	3,124,111	2,682,172
BlackRock Low Duration Bond	201,220	14,281

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

2.	Investments (continued)

Subaccount	Purchases	Sales
BlackRock Large Cap Core	$961,996	$2,176,433
BlackRock Large Cap Growth	2,484,062	2,830,752
BlackRock Large Cap Value	1,611,480	2,307,375
BlackRock Value Opportunities	1,188,958	2,238,750
Cohen & Steers Realty Income	67,795	183,797
Columbia Acorn USA	2,447,867	2,196,889
Columbia Acorn International	8,563,407	3,604,581
Columbia Marsico Growth	2,933,045	2,385,113
Columbia Mid Cap Growth	422,964	76,603
Columbia Select Smaller-Cap Value	1,793,663	2,444,440
Davis New York Venture	2,118,186	16,141,328
Delaware Smid Cap Growth	1,515,618	2,147,835
Dreyfus Appreciation	6,871,172	4,910,045
Eaton Vance Floating-Rate	2,075,194	1,794,645
Eaton Vance Large-Cap Value	10,277,309	14,917,896
Federated Capital Appreciation	270,392	521,661
Federated Kaufmann	585,799	1,482,751
Fidelity® Advisor Equity Growth	703,994	523,680
Fidelity® Advisor Stock Selector Mid Cap	7,603	485,187
Fidelity® Advisor Overseas	33,802	682,971
Janus Forty	2,567,211	3,539,229
Janus Enterprise	638,899	1,078,418
JPMorgan Multi-Cap Market Neutral	292,039	492,105
JPMorgan Small Cap Growth	593,034	524,617
Lord Abbett Affiliated	569,652	705,979
Lord Abbett Bond-Debenture	5,272,447	6,421,594
Lord Abbett Mid-Cap Value	1,134,441	5,957,948
Ready Assets Prime Money	21,987,677	22,800,404
MFS® Growth	2,046,697	597,870
MFS® Research International	2,528,136	9,968,915
MFS® Mid Cap Growth	886,053	3,713,508
Oppenheimer Capital Appreciation	269,887	344,010
Oppenheimer Global	764,114	1,240,038
Oppenheimer Main Street	522,242	609,240
Oppenheimer Main Street Small Cap	628,913	283,597
Oppenheimer Quest Opportunity Value	218,318	539,424
PIMCO Commodity Real Return Strategy	6,595,923	2,836,170
PIMCO Low Duration	5,886,430	6,114,404
PIMCO Real Return	7,908,177	10,859,278

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

2.	Investments (continued)

Subaccount	Purchases	Sales
PIMCO Total Return	$29,934,882	$65,023,750
Pioneer Emerging Markets	2,373,593	1,451,673
Pioneer	644,180	1,925,838
Pioneer High Yield	1,555,801	1,068,584
Pioneer Real Estate Shares	923,736	601,462
Pioneer Growth Opportunities	185,786	70,889
The Putnam Fund for Growth and Income	254,886	39,026
Putnam International Equity	219,081	699,516
Putnam Voyager	9,784,270	4,829,209
Templeton Foreign	21,389,092	29,683,833
Templeton Growth	1,279,050	2,347,076
TA WMC Diversified Growth	13,404,328	6,423,795
TA Morgan Stanley Growth Opportunities	11,704,643	3,765,713
TA Systematic Small/Mid Cap Value	3,341,713	1,729,166
TA AEGON Flexible Income	535,537	190,200

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3.	Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Invesco Mid Cap Core Equity	2,027	(38,570)	(36,543)	—	(974,257)	(974,257)
Invesco Van Kampen Comstock	5,575,244	(4,608,260)	966,984	2,307,355	4,533,891	6,841,246
Invesco Van Kampen Value Opportunities	8	278,949	278,957	—	—	—
Invesco Van Kampen Mid Cap Growth	202,278	(246,285)	(44,007)	474,859	(511,233)	(36,374)
Invesco Van Kampen Equity and Income	115,754	(163,914)	(48,160)	3,952,739	(4,099,301)	(146,562)
Invesco Constellation	38,246	(38,079)	167	107,177	(127,986)	(20,809)
Invesco Charter	4,700,370	(4,956,246)	(255,876)	4,248,043	(4,158,668)	89,375
AllianceBernstein Growth and Income	332,384	(273,216)	59,168	578,534	(674,083)	(95,549)
AllianceBernstein Large Cap Growth	318,891	(326,861)	(7,970)	48,388,754	(54,667,647)	(6,278,893)
AllianceBernstein International Value	1,427	(91,314)	(89,887)	—	(57,741)	(57,741)
AllianceBernstein Small/Mid Cap Value	1,333	147,100	148,433	30,898	(3,625)	27,273
AllianceBernstein Value	1,194	(9,002)	(7,808)	9,328	(2,475)	6,853
Managers Cadence Capital Appreciation	—	(1,128)	(1,128)	—	(646)	(646)
Allianz NFJ Dividend Value	654	73,578	74,232	—	(77,969)	(77,969)
Allianz NFJ Small-Cap Value	119,737	(495,733)	(375,996)	—	(127,823)	(127,823)
Allianz NFJ Mid-Cap Value	60,538	(93,114)	(32,576)	4,255,442	(4,286,574)	(31,132)
American Century Equity Income	586,701	(542,666)	44,035	1,468,992	(1,482,063)	(13,071)
American Century Ultra	—	(227)	(227)	—	(3,017)	(3,017)
American Funds Bond Fund of America®	119,026	(2,152,430)	(2,033,404)	6,182,294	(10,463,914)	(4,281,620)
American Funds EuroPacific Growth Fund®	—	(1,102,322)	(1,102,322)	727,239	(6,844,072)	(6,116,833)
American Funds Growth Fund of America®	118,492	(4,109,183)	(3,990,691)	8,540,686	(10,098,937)	(1,558,251)
American Funds Income Fund of America®	57,984	(1,485,074)	(1,427,090)	3,138,585	(3,799,272)	(660,687)
American Funds Investment Company of America®	57,984	(2,147,024)	(2,089,040)	5,307,274	(6,100,933)	(793,659)
BlackRock Basic Value	5,229,619	(5,618,799)	(389,180)	4,617,375	(7,363,447)	(2,746,072)
BlackRock Total Return	220,428	(288,175)	(67,747)	384,618	(484,893)	(100,275)
BlackRock High Yield Bond	2,562	1,318,192	1,320,754	—	—	—
BlackRock Capital Appreciation	8,882,267	(7,900,223)	982,044	4,433,895	(1,133,285)	3,300,610
BlackRock Global SmallCap	—	(7,017)	(7,017)	—	(11,540)	(11,540)
BlackRock International Index	—	(6,824)	(6,824)	—	(2,640)	(2,640)
BlackRock Small Cap Index	—	(88)	(88)	—	(94)	(94)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3.	Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock U.S. Government Bond	6,793,032	(4,062,691)	2,730,341	—	—	—
BlackRock International	46	156,496	156,542	—	—	—
BlackRock Global Allocation	3,438,480	(4,164,158)	(725,678)	8,772,746	(8,535,233)	237,513
BlackRock Global Opportunities	20,388	176,723	197,111	—	—	—
BlackRock S&P 500 Index	365,723	(326,503)	39,220	665,910	(772,618)	(106,708)
BlackRock Low Duration Bond	1	18,600	18,601	—	—	—
BlackRock Large Cap Core	228	(92,899)	(92,671)	—	(86,388)	(86,388)
BlackRock Large Cap Growth	787	(19,912)	(19,125)	1,238,610	(5,500,341)	(4,261,731)
BlackRock Large Cap Value	2,242	(58,768)	(56,526)	16,150	(32,209)	(16,059)
BlackRock Value Opportunities	229,924	(255,962)	(26,038)	707,849	(803,667)	(95,818)
Cohen & Steers Realty Income	—	(9,360)	(9,360)	—	(15,308)	(15,308)
Columbia Acorn USA	4,565	35,485	40,050	240,807	(299,525)	(58,718)
Columbia Acorn International	11,002	428,756	439,758	2,364	2,652,470	2,654,834
Columbia Marsico Growth	3,583	57,376	60,959	—	(50,415)	(50,415)
Columbia Mid Cap Growth	62	33,463	33,525	—	—	—
Columbia Select Smaller-Cap Value	1,256,549	(1,294,397)	(37,848)	556,971	(264,914)	292,057
Davis New York Venture	68,121,331	(69,079,886)	(958,555)	9,658,591	(17,903,761)	(8,245,170)
Delaware Smid Cap Growth	242,481	(309,444)	(66,963)	933,181	(335,062)	598,119
Dreyfus Appreciation	10,604	151,398	162,002	4,847,147	(2,090,789)	2,756,358
Eaton Vance Floating-Rate	461	15,868	16,329	172	18,723	18,895
Eaton Vance Large-Cap Value	30,187	(524,688)	(494,501)	—	2,784,936	2,784,936
Federated Capital Appreciation	1,529	(21,492)	(19,963)	—	(4,154,070)	(4,154,070)
Federated Kaufmann	887	(67,585)	(66,698)	—	(580,747)	(580,747)
Fidelity® Advisor Equity Growth	150,396	(137,918)	12,478	151,676	(164,806)	(13,130)
Fidelity® Advisor Stock Selector Mid Cap	1,142	(25,850)	(24,708)	21	(9,597)	(9,576)
Fidelity® Advisor Overseas	74	(34,244)	(34,170)	62,548	(100,896)	(38,348)
Janus Forty	—	(87,269)	(87,269)	62,538	(5,004,269)	(4,941,731)
Janus Enterprise	528	(24,789)	(24,261)	—	(528,834)	(528,834)
JPMorgan Multi-Cap Market Neutral	155	(20,783)	(20,628)	—	(3,199)	(3,199)
JPMorgan Small Cap Growth	1,340	2,475	3,815	—	(11,922)	(11,922)
Lord Abbett Affiliated	—	(14,284)	(14,284)	16,013	(5,409)	10,604
Lord Abbett Bond-Debenture	477,458	(591,777)	(114,319)	1,167,032	(1,294,383)	(127,351)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3.	Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Lord Abbett Mid-Cap Value	297,969	(574,036)	(276,067)	1,472,823	(1,770,913)	(298,090)
Ready Assets Prime Money	2,166,792	(2,223,572)	(56,780)	2,064,458	(2,808,708)	(744,250)
MFS® Growth	204,749	(59,500)	145,249	—	—	—
MFS® Research International	4,689,123	(5,030,659)	(341,536)	2,457,862	(1,158,943)	1,298,919
MFS® Mid Cap Growth	3,502,309	(3,664,649)	(162,340)	1,412,299	(530,782)	881,517
Oppenheimer Capital Appreciation	—	(5,419)	(5,419)	—	(23,198)	(23,198)
Oppenheimer Global	111,811	(135,288)	(23,477)	277,978	(437,155)	(159,177)
Oppenheimer Main Street	105,768	(108,088)	(2,320)	221,395	(256,009)	(34,614)
Oppenheimer Main Street Small Cap	979	26,608	27,587	—	(18,164)	(18,164)
Oppenheimer Quest Opportunity Value	49,469	(75,602)	(26,133)	136,607	(236,620)	(100,013)
PIMCO Commodity Real Return Strategy	3,710	(48,646)	(44,936)	—	(192,161)	(192,161)
PIMCO Low Duration	9,330	(51,993)	(42,663)	11,599	2,212,407	2,224,006
PIMCO Real Return	11,726	(392,854)	(381,128)	—	494,048	494,048
PIMCO Total Return	14,003,322	(16,787,079)	(2,783,757)	14,804,732	(18,716,351)	(3,911,619)
Pioneer Emerging Markets	1,540	66,163	67,703	—	(880,074)	(880,074)
Pioneer	66	(102,705)	(102,639)	4,873,853	(4,763,758)	110,095
Pioneer High Yield	1,224	21,645	22,869	144,472	(827,553)	(683,081)
Pioneer Real Estate Shares	921	30,588	31,509	—	(770,238)	(770,238)
Pioneer Growth Opportunities	—	7,678	7,678	—	(3,129)	(3,129)
The Putnam Fund for Growth and Income	72,228	(57,371)	14,857	3,136,413	(3,165,113)	(28,700)
Putnam International Equity	50,605	(84,706)	(34,101)	323,964	(334,180)	(10,216)
Putnam Voyager	5,917,616	(5,591,799)	325,817	3,860,626	(2,946,272)	914,354
Templeton Foreign	5,553,241	(5,956,611)	(403,370)	3,402,658	4,766,455	8,169,113
Templeton Growth	88,530	(165,157)	(76,627)	372,745	(417,043)	(44,298)
TA WMC Diversified Growth	33,504	899,012	932,516	—	9,135,042	9,135,042
TA Morgan Stanley Growth Opportunities	9,321	180,555	189,876	3,134	2,561,908	2,565,042
TA Systematic Small/Mid Cap Value	3,167	115,739	118,906	2,778	847,397	850,175
TA AEGON Flexible Income	—	284,517	284,517	—	(22,113)	(22,113)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco Mid Cap Core Equity
	12/31/2011		257,745	$12.92	to	$12.46	$3,263,408	—%	1.25%	to	1.75%	(7.40)%	to	(7.85)%
	12/31/2010		294,288	13.95	to	13.52	4,036,558	0.07	1.25	to	1.75	11.13	to	10.59
	12/31/2009		1,268,545	12.55	to	12.23	15,716,671	0.14	1.25	to	1.75	28.55	to	27.91
	12/31/2008		205,861	9.76	to	9.56	1,987,232	1.00	1.25	to	1.75	(28.40)	to	(28.75)
	12/31/2007		144,054	13.63	to	13.45	1,947,844	1.52	1.25	to	1.65	8.48	to	8.04
Invesco Van Kampen Comstock
	12/31/2011		8,975,071	11.15	to	10.76	108,515,197	1.32	1.25	to	1.75	(3.18)	to	(3.65)
	12/31/2010		8,008,087	11.52	to	11.17	102,909,514	1.01	1.25	to	1.75	14.18	to	13.62
	12/31/2009		1,166,841	10.09	to	9.83	15,622,773	1.66	1.25	to	1.75	27.84	to	27.21
	12/31/2008		1,091,756	7.89	to	7.73	11,266,605	2.08	1.25	to	1.75	(36.72)	to	(37.04)
	12/31/2007		1,246,694	12.47	to	12.30	20,577,895	2.17	1.25	to	1.65	(3.17)	to	(3.56)
Invesco Van Kampen Value Opportunities
	12/31/2011	(1)	278,957	0.92	to	0.91	255,206	0.01	1.25	to	1.75	(90.84)	to	(90.87)
Invesco Van Kampen Mid Cap Growth
	12/31/2011		260,948	10.75	to	10.75	2,804,600	—	1.30	to	1.30	(10.27)	to	(10.27)
	12/31/2010		304,955	11.98	to	11.98	3,652,653	—	1.30	to	1.30	25.71	to	25.71
	12/31/2009		341,329	9.53	to	9.53	3,252,173	—	1.30	to	1.30	57.25	to	57.25
	12/31/2008	(1)	313,394	6.06	to	6.06	1,898,892	—	1.30	to	1.30	(49.09)	to	(49.09)
Invesco Van Kampen Equity and Income
	12/31/2011		319,474	16.57	to	16.57	5,295,150	1.88	1.30	to	1.30	(2.50)	to	(2.50)
	12/31/2010		367,634	17.00	to	17.00	6,249,477	1.99	1.30	to	1.30	10.95	to	10.95
	12/31/2009		514,196	15.32	to	15.32	7,878,050	1.99	1.30	to	1.30	21.92	to	21.92
	12/31/2008		463,490	12.57	to	12.57	5,824,679	2.74	1.30	to	1.30	(25.78)	to	(25.78)
	12/31/2007		5,620,518	16.93	to	16.93	95,141,822	2.36	1.30	to	1.30	1.89	to	1.89
Invesco Constellation
	12/31/2011		54,042	11.76	to	11.76	635,452	—	1.30	to	1.30	(9.46)	to	(9.46)
	12/31/2010		53,875	12.99	to	12.99	699,685	—	1.30	to	1.30	13.65	to	13.65
	12/31/2009		74,684	11.43	to	11.43	853,447	0.34	1.30	to	1.30	18.98	to	18.98
	12/31/2008		75,971	9.60	to	9.60	729,653	—	1.30	to	1.30	(43.42)	to	(43.42)
	12/31/2007		88,084	16.97	to	16.97	1,494,869	—	1.30	to	1.30	10.53	to	10.53
Invesco Charter
	12/31/2011		1,137,191	11.30	to	11.30	12,851,194	0.57	1.30	to	1.30	(1.39)	to	(1.39)
	12/31/2010		1,393,067	11.46	to	11.46	15,964,236	0.12	1.30	to	1.30	6.71	to	6.71
	12/31/2009		1,303,692	10.74	to	10.74	13,999,976	0.16	1.30	to	1.30	28.50	to	28.50
	12/31/2008		8,749,968	8.36	to	8.36	73,125,628	3.34	1.30	to	1.30	(29.41)	to	(29.41)
	12/31/2007		39,855	11.84	to	11.84	471,711	1.37	1.30	to	1.30	6.97	to	6.97

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Growth and Income
	12/31/2011		184,316	$15.52	to	$15.52	$2,860,565	1.22%	1.25%	to	1.30%	4.23%	to	4.23%
	12/31/2010		125,148	14.89	to	14.89	1,863,507	0.77	1.30	to	1.30	11.68	to	11.68
	12/31/2009		220,697	13.33	to	13.33	2,942,552	0.29	1.30	to	1.30	19.37	to	19.37
	12/31/2008		162,592	11.17	to	11.17	1,816,086	1.36	1.30	to	1.30	(41.55)	to	(41.55)
	12/31/2007		172,963	19.10	to	19.10	3,304,164	0.52	1.30	to	1.30	4.11	to	4.11
AllianceBernstein Large Cap Growth
	12/31/2011		152,817	15.86	to	15.86	2,424,098	—	1.30	to	1.30	(2.16)	to	(2.16)
	12/31/2010		160,787	16.21	to	16.21	2,606,755	—	1.30	to	1.30	8.01	to	8.01
	12/31/2009		6,439,680	15.01	to	15.01	96,664,900	—	1.30	to	1.30	39.33	to	39.33
	12/31/2008		148,423	10.77	to	10.77	1,599,080	—	1.30	to	1.30	(32.57)	to	(32.57)
	12/31/2007		864,771	15.97	to	15.97	13,811,981	—	1.30	to	1.30	12.26	to	12.26
AllianceBernstein International Value
	12/31/2011		379,980	5.10	to	4.98	1,913,473	3.64	1.25	to	1.75	(21.19)	to	(21.57)
	12/31/2010		469,867	6.48	to	6.35	3,010,378	3.13	1.25	to	1.75	2.11	to	1.61
	12/31/2009		527,608	6.34	to	6.25	3,319,287	1.45	1.25	to	1.75	32.56	to	31.90
	12/31/2008		532,203	4.79	to	4.74	2,533,174	—	1.25	to	1.75	(54.14)	to	(54.38)
	12/31/2007	(1)	300,351	10.43	to	10.40	3,124,352	3.87	1.25	to	1.65	(1.10)	to	(1.36)
AllianceBernstein Small/Mid Cap Value
	12/31/2011		349,177	13.74	to	13.26	4,697,816	0.17	1.25	to	1.75	(9.53)	to	(9.98)
	12/31/2010		200,744	15.19	to	14.73	3,000,444	0.10	1.25	to	1.75	24.95	to	24.34
	12/31/2009		173,471	12.16	to	11.84	2,081,637	0.21	1.25	to	1.75	40.05	to	39.35
	12/31/2008		787,421	8.68	to	8.50	6,765,917	0.65	1.25	to	1.75	(35.41)	to	(35.73)
	12/31/2007		678,143	13.43	to	13.26	9,037,419	0.10	1.25	to	1.65	0.99	to	0.58
AllianceBernstein Value
	12/31/2011		79,692	9.01	to	8.69	709,210	1.42	1.25	to	1.75	(5.18)	to	(5.65)
	12/31/2010		87,500	9.50	to	9.21	822,022	1.05	1.25	to	1.75	10.02	to	9.48
	12/31/2009		80,647	8.64	to	8.41	689,207	1.87	1.25	to	1.75	17.59	to	17.00
	12/31/2008		63,070	7.34	to	7.19	458,700	2.35	1.25	to	1.75	(42.64)	to	(42.93)
	12/31/2007		62,609	12.80	to	12.63	794,586	1.86	1.25	to	1.65	(5.70)	to	(6.08)
Managers Cadence Capital Appreciation
	12/31/2011		6,310	8.73	to	8.48	54,267	0.07	1.25	to	1.75	(4.26)	to	(4.73)
	12/31/2010		7,438	9.12	to	8.90	66,965	0.42	1.25	to	1.75	14.20	to	13.64
	12/31/2009		8,084	7.99	to	7.83	63,886	0.24	1.25	to	1.75	20.92	to	20.32
	12/31/2008		7,277	6.60	to	6.51	47,686	—	1.25	to	1.75	(43.52)	to	(43.80)
	12/31/2007	(1)	870	11.69	to	11.60	10,168	0.66	1.25	to	1.65	15.59	to	15.13
Allianz NFJ Dividend Value
	12/31/2011		575,222	8.21	to	8.01	4,662,102	2.78	1.25	to	1.75	1.82	to	1.32
	12/31/2010		500,990	8.06	to	7.91	3,995,095	3.31	1.25	to	1.75	11.68	to	11.13
	12/31/2009		578,959	7.22	to	7.11	4,144,207	4.06	1.25	to	1.75	11.51	to	10.95
	12/31/2008		352,909	6.47	to	6.41	2,271,616	3.07	1.25	to	1.75	(37.08)	to	(37.39)
	12/31/2007	(1)	164,361	10.28	to	10.24	1,684,813	3.29	1.25	to	1.65	(2.28)	to	(2.54)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Allianz NFJ Small-Cap Value
	12/31/2011	538,089	$16.52	to	$15.94	$11,906,061	1.14%	1.25%	to	1.75%	0.85%	to	0.36%
	12/31/2010	914,085	16.38	to	15.88	19,262,610	1.58	1.25	to	1.75	23.35	to	22.75
	12/31/2009	1,041,908	13.28	to	12.94	17,854,020	1.90	1.25	to	1.75	22.40	to	21.80
	12/31/2008	1,337,821	10.85	to	10.62	19,660,461	1.39	1.25	to	1.75	(27.42)	to	(27.78)
	12/31/2007	1,256,373	14.94	to	14.75	25,245,515	1.58	1.25	to	1.65	4.73	to	4.31
Allianz NFJ Mid-Cap Value
	12/31/2011	180,725	11.25	to	10.85	3,812,571	1.03	1.25	to	1.75	(2.48)	to	(2.96)
	12/31/2010	213,301	11.53	to	11.18	4,618,696	4.91	1.25	to	1.75	19.00	to	18.42
	12/31/2009	244,433	9.69	to	9.44	4,439,166	1.59	1.25	to	1.75	31.91	to	31.25
	12/31/2008	286,263	7.35	to	7.19	3,943,244	1.16	1.25	to	1.75	(40.81)	to	(41.11)
	12/31/2007	314,058	12.41	to	12.25	7,219,674	0.18	1.25	to	1.65	4.17	to	3.75
American Century Equity Income
	12/31/2011	371,992	12.58	to	12.13	6,281,878	2.38	1.25	to	1.75	2.03	to	1.53
	12/31/2010	327,957	12.33	to	11.95	5,401,826	2.86	1.25	to	1.75	11.61	to	11.06
	12/31/2009	341,028	11.04	to	10.76	5,017,894	2.76	1.25	to	1.75	10.56	to	10.01
	12/31/2008	585,765	9.99	to	9.78	7,847,091	2.88	1.25	to	1.75	(21.29)	to	(21.68)
	12/31/2007	823,183	12.68	to	12.52	14,045,507	1.93	1.25	to	1.65	0.11	to	(0.29)
American Century Ultra
	12/31/2011	5,232	11.05	to	10.65	56,925	—	1.25	to	1.75	(0.29)	to	(0.78)
	12/31/2010	5,459	11.08	to	10.74	59,692	—	1.25	to	1.75	14.86	to	14.30
	12/31/2009	8,476	9.64	to	9.39	80,570	0.26	1.25	to	1.75	33.37	to	32.71
	12/31/2008	8,554	7.23	to	7.08	61,135	0.21	1.25	to	1.75	(42.67)	to	(42.96)
	12/31/2007	9,079	12.61	to	12.45	113,494	—	1.25	to	1.65	19.95	to	19.47
American Funds Bond Fund of America®
	12/31/2011	2,189,295	12.01	to	11.59	29,969,491	3.18	1.25	to	1.75	5.17	to	4.65
	12/31/2010	4,222,699	11.42	to	11.07	53,233,392	3.89	1.25	to	1.75	5.96	to	5.44
	12/31/2009	8,504,319	10.78	to	10.50	96,958,825	7.17	1.25	to	1.75	13.51	to	12.94
	12/31/2008	9,569,903	9.50	to	9.30	98,385,049	6.08	1.25	to	1.75	(13.41)	to	(13.84)
	12/31/2007	9,228,500	10.96	to	10.82	108,102,731	12.95	1.25	to	1.65	2.05	to	1.64
American Funds EuroPacific Growth Fund®
	12/31/2011	557,676	14.23	to	13.73	7,804,819	0.89	1.25	to	1.75	(14.66)	to	(15.08)
	12/31/2010	1,659,998	16.68	to	16.17	27,264,855	1.55	1.25	to	1.75	8.03	to	7.50
	12/31/2009	7,776,831	15.44	to	15.04	118,530,713	2.19	1.25	to	1.75	37.38	to	36.69
	12/31/2008	6,064,550	11.24	to	11.00	67,447,841	1.88	1.25	to	1.75	(41.32)	to	(41.61)
	12/31/2007	5,065,023	19.14	to	18.89	96,202,473	2.33	1.25	to	1.65	17.39	to	16.92
American Funds Growth Fund of America®
	12/31/2011	4,883,987	12.34	to	11.90	77,459,649	0.58	1.25	to	1.75	(6.01)	to	(6.47)
	12/31/2010	8,874,678	13.13	to	12.73	141,995,592	0.84	1.25	to	1.75	10.91	to	10.36
	12/31/2009	10,432,929	11.84	to	11.53	150,482,603	0.85	1.25	to	1.75	32.91	to	32.25
	12/31/2008	14,650,637	8.91	to	8.72	153,162,512	0.80	1.25	to	1.75	(39.86)	to	(40.16)
	12/31/2007	12,966,067	14.80	to	14.61	234,685,860	1.60	1.25	to	1.65	9.52	to	9.08

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds Income Fund of America®
	12/31/2011		2,243,640	$13.24	to	$12.77	$38,128,351	3.72%	1.25%	to	1.75%	4.24%	to	3.73%
	12/31/2010		3,670,730	12.70	to	12.31	57,637,653	4.68	1.25	to	1.75	10.56	to	10.02
	12/31/2009		4,331,417	11.49	to	11.19	61,396,556	5.05	1.25	to	1.75	22.85	to	22.24
	12/31/2008		4,846,810	9.35	to	9.15	56,172,038	4.87	1.25	to	1.75	(29.88)	to	(30.23)
	12/31/2007		5,596,640	13.33	to	13.16	93,488,679	4.26	1.25	to	1.65	2.40	to	1.99
American Funds Investment Company of America®
	12/31/2011		3,366,604	11.63	to	11.22	49,811,057	1.78	1.25	to	1.75	(3.04)	to	(3.52)
	12/31/2010		5,455,644	12.00	to	11.63	80,436,304	2.13	1.25	to	1.75	9.42	to	8.88
	12/31/2009		6,249,303	10.96	to	10.68	84,215,179	2.56	1.25	to	1.75	25.63	to	25.01
	12/31/2008		6,831,236	8.73	to	8.54	73,770,208	2.40	1.25	to	1.75	(35.62)	to	(35.94)
	12/31/2007		8,093,176	13.55	to	13.37	138,603,402	1.83	1.25	to	1.65	4.50	to	4.08
BlackRock Basic Value
	12/31/2011		2,034,655	11.46	to	11.05	31,860,533	1.45	1.25	to	1.75	(4.21)	to	(4.68)
	12/31/2010		2,423,835	11.96	to	11.59	39,383,468	1.35	1.25	to	1.75	11.27	to	10.72
	12/31/2009		5,169,907	10.75	to	10.47	58,749,154	3.71	1.25	to	1.75	28.83	to	28.19
	12/31/2008		3,045,806	8.34	to	8.17	30,468,594	2.41	1.25	to	1.75	(37.45)	to	(37.76)
	12/31/2007		2,607,637	13.33	to	13.16	40,425,632	1.82	1.25	to	1.65	(0.34)	to	(0.74)
BlackRock Total Return
	12/31/2011		744,856	11.96	to	11.53	9,132,945	3.69	1.25	to	1.75	3.03	to	2.52
	12/31/2010		812,603	11.60	to	11.25	9,697,342	4.11	1.25	to	1.75	8.37	to	7.84
	12/31/2009		912,878	10.71	to	10.43	10,096,209	5.30	1.25	to	1.75	14.47	to	13.90
	12/31/2008		832,586	9.35	to	9.16	8,078,125	5.01	1.25	to	1.75	(12.69)	to	(13.12)
	12/31/2007	(1)	3,881,872	10.71	to	10.57	44,223,039	4.48	1.25	to	1.65	3.41	to	2.99
BlackRock High Yield Bond
	12/31/2011	(1)	1,320,754	10.18	to	10.17	13,439,369	2.38	1.25	to	1.75	1.84	to	1.68
BlackRock Capital Appreciation
	12/31/2011		9,787,209	12.09	to	11.66	123,417,611	—	1.25	to	1.75	(10.25)	to	(10.69)
	12/31/2010		8,805,165	13.48	to	13.06	125,232,972	—	1.25	to	1.75	17.83	to	17.25
	12/31/2009		5,504,555	11.44	to	11.14	64,177,057	0.61	1.25	to	1.75	34.85	to	34.18
	12/31/2008		5,454,090	8.48	to	8.30	48,617,992	—	1.25	to	1.75	(39.98)	to	(40.28)
	12/31/2007		3,602,979	14.12	to	13.94	52,797,928	—	1.25	to	1.65	18.40	to	17.93
BlackRock Global SmallCap
	12/31/2011		68,356	14.27	to	13.77	961,933	1.02	1.25	to	1.75	(11.79)	to	(12.22)
	12/31/2010		75,373	16.18	to	15.68	1,204,427	0.54	1.25	to	1.75	16.85	to	16.28
	12/31/2009		86,913	13.85	to	13.49	1,190,406	—	1.25	to	1.75	33.04	to	32.38
	12/31/2008		93,244	10.41	to	10.19	961,710	0.05	1.25	to	1.75	(38.56)	to	(38.86)
	12/31/2007		126,850	16.93	to	16.71	2,133,669	0.61	1.25	to	1.65	14.88	to	14.41

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock International Index
	12/31/2011		32,186	$11.29	to	$10.89	$356,580	2.55%	1.30%	to	1.75%	(13.92)%	to	(14.34)%
	12/31/2010		39,010	13.11	to	12.71	502,737	2.79	1.25	to	1.75	5.70	to	5.18
	12/31/2009		41,650	12.40	to	12.08	509,053	2.46	1.25	to	1.75	26.41	to	25.78
	12/31/2008		44,845	9.81	to	9.61	434,732	1.93	1.25	to	1.75	(43.16)	to	(43.44)
	12/31/2007		62,702	17.25	to	17.03	1,072,623	1.57	1.25	to	1.65	8.62	to	8.19
BlackRock Small Cap Index
	12/31/2011		9,587	12.39	to	11.95	117,459	0.93	1.25	to	1.75	(5.93)	to	(6.39)
	12/31/2010		9,675	13.17	to	12.77	126,196	0.55	1.25	to	1.75	24.79	to	24.18
	12/31/2009		9,769	10.55	to	10.28	102,260	0.39	1.25	to	1.75	24.79	to	24.17
	12/31/2008		18,454	8.46	to	8.28	155,126	0.87	1.25	to	1.75	(35.04)	to	(35.37)
	12/31/2007		20,933	13.01	to	12.84	271,238	—	1.25	to	1.65	(3.39)	to	(3.78)
BlackRock U.S. Government Bond
	12/31/2011	(1)	2,730,341	10.30	to	10.27	28,108,679	0.97	1.30	to	1.75	2.96	to	2.75
BlackRock International
	12/31/2011	(1)	156,542	9.19	to	9.17	1,437,571	0.51	1.25	to	1.75	(8.08)	to	(8.26)
BlackRock Global Allocation
	12/31/2011		9,772,961	15.26	to	14.72	172,354,741	1.73	1.25	to	1.75	(4.89)	to	(5.36)
	12/31/2010		10,498,639	16.05	to	15.56	196,376,113	1.19	1.25	to	1.75	8.50	to	7.96
	12/31/2009		10,261,126	14.79	to	14.41	179,992,638	2.24	1.25	to	1.75	20.13	to	19.54
	12/31/2008		7,579,942	12.31	to	12.05	112,206,187	4.30	1.25	to	1.75	(21.59)	to	(21.99)
	12/31/2007		7,146,732	15.70	to	15.49	143,353,538	3.18	1.25	to	1.65	15.19	to	14.73
BlackRock Global Opportunities
	12/31/2011	(1)	197,111	10.19	to	10.18	2,007,011	0.19	1.35	to	1.70	1.88	to	1.77
BlackRock S&P 500 Index
	12/31/2011		993,163	11.53	to	11.12	13,367,855	1.54	1.25	to	1.75	0.33	to	(0.16)
	12/31/2010		953,943	11.49	to	11.14	12,938,728	1.48	1.25	to	1.75	13.01	to	12.45
	12/31/2009		1,060,651	10.17	to	9.90	12,761,537	1.67	1.25	to	1.75	24.24	to	23.63
	12/31/2008		1,255,735	8.18	to	8.01	12,446,125	0.67	1.25	to	1.75	(38.12)	to	(38.43)
	12/31/2007		1,276,769	13.22	to	13.05	20,514,281	1.70	1.25	to	1.65	3.60	to	3.19
BlackRock Low Duration Bond
	12/31/2011	(1)	18,601	9.93	to	9.91	184,553	1.18	1.25	to	1.75	(0.69)	to	(0.92)
BlackRock Large Cap Core
	12/31/2011		540,168	11.44	to	11.04	6,065,278	0.38	1.25	to	1.75	(1.26)	to	(1.75)
	12/31/2010		632,839	11.59	to	11.24	7,217,037	0.52	1.25	to	1.75	9.65	to	9.11
	12/31/2009		719,227	10.57	to	10.30	7,499,229	1.20	1.25	to	1.75	18.97	to	18.37
	12/31/2008		664,672	8.89	to	8.70	5,841,540	—	1.25	to	1.75	(38.28)	to	(38.59)
	12/31/2007		676,299	14.39	to	14.21	9,657,610	—	1.25	to	1.65	3.50	to	3.08

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Large Cap Growth
	12/31/2011		432,351	$12.14	to	$11.71	$5,159,158	0.16%	1.25%	to	1.75%	(1.06)%	to	(1.55)%
	12/31/2010		451,476	12.27	to	11.89	5,455,934	—	1.25	to	1.75	10.59	to	10.05
	12/31/2009		4,713,207	11.10	to	10.81	51,626,825	0.28	1.25	to	1.75	29.32	to	28.68
	12/31/2008		269,298	8.58	to	8.40	2,286,968	—	1.25	to	1.75	(37.75)	to	(38.07)
	12/31/2007		231,015	13.78	to	13.60	3,158,610	—	1.25	to	1.65	6.65	to	6.22
BlackRock Large Cap Value
	12/31/2011		432,069	11.10	to	10.71	4,704,913	0.57	1.25	to	1.75	(4.17)	to	(4.64)
	12/31/2010		488,595	11.58	to	11.23	5,566,892	0.78	1.25	to	1.75	9.03	to	8.49
	12/31/2009		504,654	10.62	to	10.35	5,290,369	0.97	1.25	to	1.75	12.72	to	12.16
	12/31/2008		495,198	9.43	to	9.23	4,620,336	0.55	1.25	to	1.75	(36.53)	to	(36.85)
	12/31/2007		540,088	14.84	to	14.65	7,954,455	0.05	1.25	to	1.65	3.42	to	3.01
BlackRock Value Opportunities
	12/31/2011		599,098	11.47	to	11.06	9,874,009	—	1.25	to	1.75	(3.97)	to	(4.45)
	12/31/2010		625,136	11.95	to	11.58	11,151,132	0.01	1.25	to	1.75	26.63	to	26.01
	12/31/2009		720,954	9.43	to	9.19	10,316,460	0.13	1.25	to	1.75	26.05	to	25.42
	12/31/2008		821,507	7.48	to	7.33	9,423,484	—	1.25	to	1.75	(42.00)	to	(42.29)
	12/31/2007		851,692	12.90	to	12.73	16,947,881	—	1.25	to	1.65	(2.63)	to	(3.02)
Cohen & Steers Realty Income
	12/31/2011		54,925	13.39	to	12.92	723,415	1.67	1.25	to	1.75	4.77	to	4.26
	12/31/2010		64,285	12.78	to	12.39	809,278	2.15	1.25	to	1.75	25.07	to	24.46
	12/31/2009		79,593	10.22	to	9.95	802,938	3.70	1.25	to	1.75	35.72	to	35.05
	12/31/2008		95,330	7.53	to	7.37	710,534	3.10	1.25	to	1.75	(36.90)	to	(37.22)
	12/31/2007		930,955	11.93	to	11.77	11,015,857	4.15	1.25	to	1.65	(21.40)	to	(21.71)
Columbia Acorn USA
	12/31/2011		1,075,338	13.03	to	12.57	13,766,075	—	1.25	to	1.75	(6.38)	to	(6.83)
	12/31/2010		1,035,288	13.92	to	13.49	14,185,164	—	1.25	to	1.75	21.27	to	20.67
	12/31/2009		1,094,006	11.48	to	11.18	12,394,552	—	1.25	to	1.75	39.32	to	38.63
	12/31/2008		1,119,714	8.24	to	8.06	9,126,948	—	1.25	to	1.75	(40.16)	to	(40.46)
	12/31/2007		458,523	13.76	to	13.58	6,255,497	—	1.25	to	1.65	1.84	to	1.43
Columbia Acorn International
	12/31/2011		3,312,677	9.13	to	8.91	29,882,289	2.67	1.25	to	1.75	(15.43)	to	(15.84)
	12/31/2010		2,872,919	10.80	to	10.59	30,725,468	0.94	1.25	to	1.75	20.73	to	20.13
	12/31/2009		218,085	8.94	to	8.82	1,934,466	1.46	1.25	to	1.75	48.53	to	47.79
	12/31/2008		155,516	6.02	to	5.97	931,524	0.17	1.25	to	1.75	(46.79)	to	(47.05)
	12/31/2007	(1)	65,678	11.31	to	11.27	741,021	0.44	1.25	to	1.65	6.02	to	5.74
Columbia Marsico Growth
	12/31/2011		656,929	9.71	to	9.44	6,286,881	—	1.25	to	1.75	(2.98)	to	(3.46)
	12/31/2010		595,970	10.01	to	9.77	5,892,032	—	1.25	to	1.75	17.96	to	17.38
	12/31/2009		646,385	8.49	to	8.33	5,430,795	0.61	1.25	to	1.75	27.47	to	26.84
	12/31/2008		7,440,285	6.66	to	6.56	49,200,138	0.04	1.25	to	1.75	(42.78)	to	(43.07)
	12/31/2007		5,512,490	11.63	to	11.55	63,833,291	0.08	1.25	to	1.65	12.50	to	12.05

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Columbia Mid Cap Growth
	12/31/2011	(1)	33,525	$8.67	to	$8.63	$289,879	—%	1.25%	to	1.75%	(13.34)%	to	(13.66)%
Columbia Select Smaller-Cap Value
	12/31/2011		388,895	20.03	to	20.03	7,789,214	—	1.30	to	1.30	(10.58)	to	(10.58)
	12/31/2010		426,743	22.40	to	22.40	9,558,346	—	1.30	to	1.30	25.22	to	25.22
	12/31/2009		134,686	17.89	to	17.89	2,409,143	—	1.30	to	1.30	34.64	to	34.64
	12/31/2008		153,424	13.28	to	13.28	2,038,238	—	1.30	to	1.30	(41.97)	to	(41.97)
	12/31/2007		183,263	22.89	to	22.89	4,194,124	—	1.30	to	1.30	4.85	to	4.85
Davis New York Venture
	12/31/2011		3,366,872	11.25	to	10.85	46,933,747	0.52	1.25	to	1.75	(5.96)	to	(6.42)
	12/31/2010		4,325,427	11.96	to	11.59	63,487,221	1.06	1.25	to	1.75	10.73	to	10.19
	12/31/2009		12,570,597	10.80	to	10.52	164,937,582	0.92	1.25	to	1.75	30.42	to	29.77
	12/31/2008		3,862,686	8.28	to	8.11	38,669,266	0.99	1.25	to	1.75	(40.81)	to	(41.10)
	12/31/2007		4,247,620	13.98	to	13.80	73,984,993	1.05	1.25	to	1.65	3.61	to	3.19
Delaware Smid Cap Growth
	12/31/2011		531,156	12.07	to	12.00	6,406,403	—	1.25	to	1.75	6.63	to	6.11
	12/31/2010	(1)	598,119	11.32	to	11.31	6,771,295	1.37	1.25	to	1.75	13.23	to	13.11
Dreyfus Appreciation
	12/31/2011		3,073,776	12.83	to	12.38	38,697,577	1.42	1.25	to	1.75	6.30	to	5.78
	12/31/2010		2,911,774	12.07	to	11.70	34,596,986	3.88	1.25	to	1.75	13.84	to	13.28
	12/31/2009		155,416	10.60	to	10.33	1,624,143	0.36	1.25	to	1.75	19.51	to	18.91
	12/31/2008		3,331,234	8.87	to	8.69	29,253,633	1.99	1.25	to	1.75	(33.25)	to	(33.58)
	12/31/2007		2,397,705	13.29	to	13.11	31,605,203	1.84	1.25	to	1.65	5.16	to	4.74
Eaton Vance Floating-Rate
	12/31/2011		233,287	11.82	to	11.41	2,709,641	3.87	1.25	to	1.75	0.84	to	0.35
	12/31/2010		216,958	11.73	to	11.37	2,505,853	4.10	1.25	to	1.75	7.92	to	7.39
	12/31/2009		198,063	10.87	to	10.58	2,122,890	5.14	1.25	to	1.75	44.38	to	43.66
	12/31/2008		141,048	7.53	to	7.37	1,050,608	5.80	1.25	to	1.75	(31.37)	to	(31.71)
	12/31/2007		183,139	10.96	to	10.82	1,989,554	6.65	1.25	to	1.65	0.40	to	—
Eaton Vance Large-Cap Value
	12/31/2011		7,742,961	8.29	to	8.10	63,445,046	1.50	1.25	to	1.75	(5.66)	to	(6.12)
	12/31/2010		8,237,462	8.79	to	8.63	71,735,011	1.00	1.25	to	1.75	8.69	to	8.16
	12/31/2009		5,452,526	8.09	to	7.97	43,796,169	1.30	1.25	to	1.75	15.56	to	14.98
	12/31/2008		1,880,614	7.00	to	6.94	13,103,443	1.46	1.25	to	1.75	(35.32)	to	(35.65)
	12/31/2007	(1)	1,713,689	10.82	to	10.78	18,499,488	1.43	1.25	to	1.65	2.15	to	1.88
Federated Capital Appreciation
	12/31/2011		75,112	11.28	to	10.88	832,860	0.54	1.25	to	1.75	(6.41)	to	(6.87)
	12/31/2010		95,075	12.05	to	11.68	1,129,337	0.06	1.25	to	1.75	11.13	to	10.59
	12/31/2009		4,249,145	10.85	to	10.57	45,499,672	0.84	1.25	to	1.75	12.73	to	12.17
	12/31/2008		2,976,220	9.62	to	9.42	28,343,255	0.87	1.25	to	1.75	(29.87)	to	(30.22)
	12/31/2007		2,232,161	13.71	to	13.54	30,372,806	—	1.25	to	1.65	9.17	to	8.73

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Federated Kaufmann
	12/31/2011		355,750	$12.38	to	$11.94	$4,331,789	—%	1.30%	to	1.75%	(14.68)%	to	(15.10)%
	12/31/2010		422,448	14.51	to	14.06	6,036,138	0.70	1.25	to	1.75	17.07	to	16.50
	12/31/2009		1,003,195	12.39	to	12.07	12,272,930	0.21	1.25	to	1.75	28.07	to	27.43
	12/31/2008		959,361	9.68	to	9.47	9,187,585	—	1.25	to	1.75	(42.97)	to	(43.25)
	12/31/2007		1,131,676	16.96	to	16.74	19,038,696	—	1.25	to	1.65	19.83	to	19.35
Fidelity® Advisor Equity Growth
	12/31/2011		165,355	11.76	to	11.34	2,451,178	—	1.25	to	1.75	(1.27)	to	(1.75)
	12/31/2010		152,877	11.91	to	11.55	2,293,769	—	1.25	to	1.75	22.04	to	21.44
	12/31/2009		166,007	9.76	to	9.51	2,041,584	—	1.25	to	1.75	26.32	to	25.69
	12/31/2008		3,801,277	7.73	to	7.56	37,300,363	0.15	1.25	to	1.75	(47.64)	to	(47.90)
	12/31/2007		6,571,028	14.75	to	14.56	123,162,829	—	1.25	to	1.65	24.67	to	24.17
Fidelity® Advisor Stock Selector Mid Cap
	12/31/2011		80,863	17.81	to	17.81	1,439,837	0.44	1.30	to	1.30	(6.31)	to	(6.31)
	12/31/2010		105,571	19.01	to	19.01	2,006,446	—	1.30	to	1.30	22.36	to	22.36
	12/31/2009		115,147	15.53	to	15.53	1,788,539	0.37	1.30	to	1.30	44.89	to	44.89
	12/31/2008		136,603	10.72	to	10.72	1,464,465	—	1.30	to	1.30	(52.96)	to	(52.96)
	12/31/2007		157,360	22.78	to	22.78	3,585,244	—	1.30	to	1.30	8.22	to	8.22
Fidelity® Advisor Overseas
	12/31/2011		132,439	15.96	to	15.96	2,113,455	1.18	1.30	to	1.30	(18.92)	to	(18.92)
	12/31/2010		166,609	19.68	to	19.68	3,279,257	1.15	1.30	to	1.30	11.65	to	11.65
	12/31/2009		204,957	17.63	to	17.63	3,613,217	1.55	1.30	to	1.30	24.68	to	24.68
	12/31/2008		237,131	14.14	to	14.14	3,352,853	1.73	1.30	to	1.30	(43.79)	to	(43.79)
	12/31/2007		235,192	25.15	to	25.15	5,914,736	1.42	1.30	to	1.30	15.47	to	15.47
Janus Forty
	12/31/2011		744,942	10.08	to	9.84	7,417,939	0.41	1.25	to	1.75	(8.25)	to	(8.70)
	12/31/2010		832,211	10.98	to	10.78	9,048,539	—	1.25	to	1.75	4.46	to	3.95
	12/31/2009		5,773,942	10.51	to	10.37	60,281,977	—	1.25	to	1.75	42.04	to	41.33
	12/31/2008		3,057,564	7.40	to	7.33	22,530,638	—	1.25	to	1.75	(44.61)	to	(44.89)
	12/31/2007	(1)	5,392,890	13.36	to	13.31	71,891,033	0.39	1.25	to	1.65	26.49	to	26.15
Janus Enterprise
	12/31/2011		136,495	15.29	to	15.10	2,072,262	—	1.25	to	1.75	(3.16)	to	(3.64)
	12/31/2010		160,756	15.79	to	15.67	2,527,044	—	1.25	to	1.75	23.98	to	23.37
	12/31/2009	(1)	689,590	12.73	to	12.70	8,769,566	—	1.25	to	1.75	41.01	to	40.30
JPMorgan Multi-Cap Market Neutral
	12/31/2011		65,511	9.10	to	8.84	586,818	—	1.25	to	1.75	(1.64)	to	(2.13)
	12/31/2010		86,139	9.25	to	9.03	786,922	—	1.25	to	1.75	(5.76)	to	(6.22)
	12/31/2009		89,338	9.82	to	9.63	868,114	—	1.25	to	1.75	(1.54)	to	(2.03)
	12/31/2008		58,510	9.97	to	9.83	579,011	0.69	1.25	to	1.75	(1.62)	to	(2.11)
	12/31/2007		63,377	10.13	to	10.06	638,707	0.23	1.25	to	1.65	(4.03)	to	(4.41)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
JPMorgan Small Cap Growth
	12/31/2011		110,304	$10.60	to	$10.34	$1,152,779	—%	1.25%	to	1.75%	(4.72)%	to	(5.19)%
	12/31/2010		106,489	11.12	to	10.91	1,171,522	—	1.25	to	1.75	32.12	to	31.48
	12/31/2009		118,411	8.42	to	8.30	988,056	—	1.25	to	1.75	36.98	to	36.30
	12/31/2008		59,941	6.14	to	6.09	366,454	—	1.25	to	1.75	(44.00)	to	(44.28)
	12/31/2007	(1)	36,393	10.97	to	10.93	398,136	—	1.25	to	1.65	7.54	to	7.25
Lord Abbett Affiliated
	12/31/2011		182,577	10.08	to	9.73	1,811,828	1.15	1.25	to	1.75	(8.97)	to	(9.42)
	12/31/2010		196,861	11.08	to	10.74	2,147,237	0.88	1.25	to	1.75	12.89	to	12.33
	12/31/2009		186,257	9.81	to	9.56	1,804,545	0.39	1.25	to	1.75	17.91	to	17.32
	12/31/2008		1,587,959	8.32	to	8.15	13,077,183	1.76	1.25	to	1.75	(37.95)	to	(38.26)
	12/31/2007		1,503,152	13.41	to	13.23	19,991,034	1.30	1.25	to	1.65	2.32	to	1.91
Lord Abbett Bond-Debenture
	12/31/2011		1,140,806	14.19	to	13.69	18,963,284	6.13	1.25	to	1.75	2.59	to	2.09
	12/31/2010		1,255,125	13.84	to	13.41	20,590,041	6.06	1.25	to	1.75	11.56	to	11.01
	12/31/2009		1,382,476	12.40	to	12.08	20,482,440	7.74	1.25	to	1.75	33.82	to	33.16
	12/31/2008		1,297,311	9.27	to	9.07	14,555,134	7.23	1.25	to	1.75	(21.30)	to	(21.69)
	12/31/2007		1,509,032	11.77	to	11.62	21,719,462	7.71	1.25	to	1.65	3.97	to	3.55
Lord Abbett Mid-Cap Value
	12/31/2011		1,277,789	11.69	to	11.27	19,216,983	0.11	1.25	to	1.75	(5.14)	to	(5.60)
	12/31/2010		1,553,856	12.32	to	11.94	24,709,573	0.37	1.25	to	1.75	24.00	to	23.39
	12/31/2009		1,851,946	9.93	to	9.68	23,861,798	0.62	1.25	to	1.75	25.10	to	24.48
	12/31/2008		2,045,233	7.94	to	7.77	21,246,777	1.56	1.25	to	1.75	(40.22)	to	(40.52)
	12/31/2007		2,700,324	13.28	to	13.11	45,290,483	0.35	1.25	to	1.65	(0.76)	to	(1.16)
Ready Assets Prime Money
	12/31/2011		1,594,202	10.59	to	10.21	16,606,709	—	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2010		1,650,982	10.72	to	10.39	17,419,439	0.01	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2009		2,395,232	10.85	to	10.57	25,627,866	0.29	1.25	to	1.75	(1.01)	to	(1.50)
	12/31/2008		5,070,694	10.96	to	10.73	54,878,131	2.55	1.25	to	1.75	1.28	to	0.77
	12/31/2007		5,230,743	10.82	to	10.68	55,889,277	4.69	1.25	to	1.65	3.43	to	3.02
MFS® Growth
	12/31/2011	(1)	145,249	10.44	to	10.44	1,516,692	—	1.30	to	1.30	4.42	to	4.42
MFS® Research International
	12/31/2011		1,409,682	18.33	to	18.33	25,842,202	1.47	1.30	to	1.30	(12.04)	to	(12.04)
	12/31/2010		1,751,218	20.84	to	20.84	36,496,865	1.45	1.30	to	1.30	9.54	to	9.54
	12/31/2009		452,299	19.03	to	19.03	8,605,635	1.33	1.30	to	1.30	29.46	to	29.46
	12/31/2008		432,380	14.70	to	14.70	6,354,558	2.41	1.30	to	1.30	(43.44)	to	(43.44)
	12/31/2007		413,335	25.97	to	25.97	10,736,204	1.32	1.30	to	1.30	11.41	to	11.41

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
MFS® Mid Cap Growth
	12/31/2011	976,919	$14.49	to	$14.49	$14,153,152	—%	1.30%	to	1.30%	(7.32)%	to	(7.32)%
	12/31/2010	1,139,259	15.63	to	15.63	17,809,236	—	1.30	to	1.30	27.04	to	27.04
	12/31/2009	257,742	12.30	to	12.30	3,171,455	—	1.30	to	1.30	39.81	to	39.81
	12/31/2008	312,647	8.80	to	8.80	2,751,702	—	1.30	to	1.30	(51.77)	to	(51.77)
	12/31/2007	284,288	18.24	to	18.24	5,186,264	—	1.30	to	1.30	8.03	to	8.03
Oppenheimer Capital Appreciation
	12/31/2011	58,485	10.58	to	10.21	606,163	0.16	1.25	to	1.75	(2.79)	to	(3.26)
	12/31/2010	63,904	10.89	to	10.55	683,865	—	1.25	to	1.75	7.79	to	7.27
	12/31/2009	87,102	10.10	to	9.84	866,852	—	1.25	to	1.75	41.80	to	41.09
	12/31/2008	81,442	7.12	to	6.97	573,650	—	1.25	to	1.75	(46.60)	to	(46.87)
	12/31/2007	84,926	13.33	to	13.16	1,123,556	—	1.25	to	1.65	12.29	to	11.84
Oppenheimer Global
	12/31/2011	186,560	19.03	to	19.03	3,549,731	1.58	1.30	to	1.30	(9.86)	to	(9.86)
	12/31/2010	210,037	21.11	to	21.11	4,433,817	0.79	1.30	to	1.30	14.19	to	14.19
	12/31/2009	369,214	18.49	to	18.49	6,825,151	0.57	1.30	to	1.30	37.41	to	37.41
	12/31/2008	292,760	13.45	to	13.45	3,938,563	1.40	1.30	to	1.30	(41.81)	to	(41.81)
	12/31/2007	365,906	23.11	to	23.11	8,457,017	0.92	1.30	to	1.30	4.56	to	4.56
Oppenheimer Main Street
	12/31/2011	179,790	11.47	to	11.06	2,456,076	0.46	1.25	to	1.75	(1.45)	to	(1.93)
	12/31/2010	182,110	11.63	to	11.28	2,558,783	0.55	1.25	to	1.75	14.35	to	13.79
	12/31/2009	216,724	10.17	to	9.91	2,676,705	0.72	1.25	to	1.75	27.17	to	26.54
	12/31/2008	249,063	8.00	to	7.83	2,429,046	1.16	1.25	to	1.75	(39.54)	to	(39.84)
	12/31/2007	257,202	13.23	to	13.06	4,184,386	1.03	1.25	to	1.65	2.85	to	2.43
Oppenheimer Main Street Small Cap
	12/31/2011	105,266	13.16	to	12.70	1,363,372	0.24	1.25	to	1.75	(3.85)	to	(4.32)
	12/31/2010	77,679	13.69	to	13.27	1,046,456	—	1.25	to	1.75	21.63	to	21.03
	12/31/2009	95,843	11.26	to	10.96	1,063,350	0.27	1.25	to	1.75	35.25	to	34.58
	12/31/2008	94,940	8.32	to	8.15	780,209	—	1.25	to	1.75	(39.09)	to	(39.39)
	12/31/2007	107,504	13.66	to	13.48	1,454,343	0.27	1.25	to	1.65	(2.83)	to	(3.22)
Oppenheimer Quest Opportunity Value
	12/31/2011	78,949	14.46	to	14.46	1,141,982	—	1.30	to	1.30	(7.54)	to	(7.54)
	12/31/2010	105,082	15.64	to	15.64	1,643,998	—	1.30	to	1.30	6.49	to	6.49
	12/31/2009	205,095	14.69	to	14.69	3,013,131	—	1.30	to	1.30	14.72	to	14.72
	12/31/2008	1,643,280	12.81	to	12.81	21,044,939	—	1.30	to	1.30	(21.34)	to	(21.34)
	12/31/2007	72,478	16.28	to	16.28	1,179,670	9.95	1.30	to	1.30	10.76	to	10.76
PIMCO Commodity Real Return Strategy
	12/31/2011	1,453,623	11.30	to	10.90	16,142,662	22.63	1.25	to	1.75	(9.23)	to	(9.68)
	12/31/2010	1,498,559	12.45	to	12.07	18,383,848	9.85	1.25	to	1.75	21.98	to	21.38
	12/31/2009	1,690,720	10.21	to	9.94	17,043,380	6.59	1.25	to	1.75	37.77	to	37.09
	12/31/2008	1,935,839	7.41	to	7.25	14,200,195	5.16	1.25	to	1.75	(44.44)	to	(44.72)
	12/31/2007	2,080,852	13.33	to	13.16	27,526,391	6.21	1.25	to	1.65	21.57	to	21.08

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
PIMCO Low Duration
	12/31/2011		2,429,425	$11.79	to	$11.51	$28,276,380	2.29%	1.25%	to	1.75%	0.11%	to	(0.38)%
	12/31/2010		2,472,088	11.77	to	11.55	28,817,289	1.02	1.25	to	1.75	3.27	to	2.76
	12/31/2009		248,082	11.40	to	11.24	2,808,707	3.01	1.25	to	1.75	11.54	to	10.98
	12/31/2008		94,421	10.22	to	10.13	960,364	3.94	1.25	to	1.75	(2.96)	to	(3.44)
	12/31/2007	(1)	63,650	10.53	to	10.49	668,547	4.61	1.25	to	1.65	4.96	to	4.68
PIMCO Real Return
	12/31/2011		2,987,276	14.01	to	13.52	41,080,005	3.63	1.25	to	1.75	9.76	to	9.22
	12/31/2010		3,368,404	12.77	to	12.37	42,321,139	1.86	1.25	to	1.75	6.01	to	5.49
	12/31/2009		2,874,356	12.04	to	11.73	34,154,364	3.60	1.25	to	1.75	16.98	to	16.40
	12/31/2008		3,564,321	10.29	to	10.08	36,313,077	3.38	1.25	to	1.75	(8.08)	to	(8.54)
	12/31/2007		2,728,125	11.19	to	11.05	30,296,947	3.91	1.25	to	1.65	9.67	to	9.23
PIMCO Total Return
	12/31/2011		16,445,370	14.16	to	13.66	236,472,455	3.44	1.25	to	1.75	2.47	to	1.97
	12/31/2010		19,229,127	13.82	to	13.39	271,132,544	2.69	1.25	to	1.75	7.03	to	6.51
	12/31/2009		23,140,746	12.91	to	12.58	305,275,752	5.24	1.25	to	1.75	11.96	to	11.40
	12/31/2008		25,015,613	11.53	to	11.29	298,204,583	4.69	1.25	to	1.75	2.98	to	2.47
	12/31/2007		17,760,049	11.19	to	11.05	206,962,520	4.60	1.25	to	1.65	7.18	to	6.75
Pioneer Emerging Markets
	12/31/2011		557,430	9.97	to	9.68	5,478,694	—	1.25	to	1.75	(25.18)	to	(25.54)
	12/31/2010		489,727	13.32	to	13.00	6,444,706	—	1.25	to	1.75	14.73	to	14.16
	12/31/2009		1,369,801	11.61	to	11.39	15,751,760	0.25	1.25	to	1.75	71.41	to	70.56
	12/31/2008		398,461	6.77	to	6.68	2,679,342	0.86	1.25	to	1.75	(59.56)	to	(59.76)
	12/31/2007		255,854	16.74	to	16.62	4,262,883	—	1.25	to	1.65	40.13	to	39.56
Pioneer
	12/31/2011		107,074	11.69	to	11.28	1,229,441	0.99	1.25	to	1.75	(5.76)	to	(6.22)
	12/31/2010		209,713	12.41	to	12.03	2,563,768	1.00	1.25	to	1.75	14.29	to	13.73
	12/31/2009		99,618	10.86	to	10.58	1,067,054	1.29	1.25	to	1.75	22.70	to	22.08
	12/31/2008		116,795	8.85	to	8.66	1,022,033	1.12	1.25	to	1.75	(35.23)	to	(35.56)
	12/31/2007		120,480	13.66	to	13.48	1,631,501	0.81	1.25	to	1.65	3.34	to	2.93
Pioneer High Yield
	12/31/2011		237,514	13.51	to	13.03	3,147,620	5.47	1.25	to	1.75	(2.94)	to	(3.41)
	12/31/2010		214,645	13.92	to	13.49	2,937,510	5.80	1.25	to	1.75	16.14	to	15.57
	12/31/2009		897,726	11.98	to	11.67	10,613,354	6.16	1.25	to	1.75	60.21	to	59.41
	12/31/2008		144,043	7.48	to	7.32	1,065,160	6.32	1.25	to	1.75	(37.87)	to	(38.18)
	12/31/2007		172,693	12.03	to	11.88	2,060,230	4.58	1.25	to	1.65	5.55	to	5.13
Pioneer Real Estate Shares
	12/31/2011		155,299	11.10	to	10.89	1,705,302	1.96	1.25	to	1.75	7.55	to	7.03
	12/31/2010		123,790	10.32	to	10.17	1,268,261	2.24	1.25	to	1.75	26.67	to	26.05
	12/31/2009		894,028	8.14	to	8.07	7,248,140	3.83	1.25	to	1.75	28.54	to	27.90
	12/31/2008	(1)	757,869	6.34	to	6.31	4,791,874	4.39	1.25	to	1.75	(45.31)	to	(45.50)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Pioneer Growth Opportunities
	12/31/2011		29,863	$12.86	to	$12.74	$382,048	—%	1.35%	to	1.75%	(3.83)%	to	(4.20)%
	12/31/2010		22,185	13.39	to	13.29	295,756	—	1.25	to	1.75	18.12	to	17.54
	12/31/2009	(1)	25,314	11.33	to	11.31	286,570	—	1.25	to	1.75	41.24	to	40.54
The Putnam Fund for Growth and Income
	12/31/2011		48,251	13.40	to	13.40	646,436	1.46	1.30	to	1.30	(6.07)	to	(6.07)
	12/31/2010		33,394	14.26	to	14.26	476,290	1.09	1.30	to	1.30	12.61	to	12.61
	12/31/2009		62,094	12.67	to	12.67	786,429	1.35	1.30	to	1.30	27.73	to	27.73
	12/31/2008		29,015	9.92	to	9.92	287,697	1.92	1.30	to	1.30	(39.66)	to	(39.66)
	12/31/2007		40,373	16.43	to	16.43	663,204	1.49	1.30	to	1.30	(7.41)	to	(7.41)
Putnam International Equity
	12/31/2011		161,670	14.17	to	14.17	2,290,662	4.48	1.30	to	1.30	(16.62)	to	(16.62)
	12/31/2010		195,771	16.99	to	16.99	3,326,808	2.20	1.30	to	1.30	8.68	to	8.68
	12/31/2009		205,987	15.64	to	15.64	3,220,812	2.70	1.30	to	1.30	23.65	to	23.65
	12/31/2008		232,578	12.65	to	12.65	2,941,012	—	1.30	to	1.30	(45.57)	to	(45.57)
	12/31/2007		302,033	23.23	to	23.23	7,015,166	2.47	1.30	to	1.30	6.96	to	6.96
Putnam Voyager
	12/31/2011		1,594,504	14.23	to	14.23	22,685,429	—	1.30	to	1.30	(18.81)	to	(18.81)
	12/31/2010		1,268,687	17.52	to	17.52	22,231,953	0.47	1.30	to	1.30	19.06	to	19.06
	12/31/2009		354,333	14.72	to	14.72	5,215,162	2.55	1.30	to	1.30	61.86	to	61.86
	12/31/2008		51,097	9.09	to	9.09	464,619	—	1.30	to	1.30	(37.82)	to	(37.82)
	12/31/2007		69,206	14.62	to	14.62	1,011,708	—	1.30	to	1.30	3.90	to	3.90
Templeton Foreign
	12/31/2011		9,353,156	12.39	to	11.95	123,429,386	2.39	1.25	to	1.75	(13.79)	to	(14.21)
	12/31/2010		9,756,526	14.38	to	13.93	150,793,039	—	1.25	to	1.75	7.16	to	6.64
	12/31/2009		1,587,413	13.41	to	13.07	26,004,247	2.15	1.25	to	1.75	47.87	to	47.14
	12/31/2008		1,642,891	9.07	to	8.88	18,251,319	3.37	1.25	to	1.75	(46.79)	to	(47.06)
	12/31/2007		1,588,818	17.04	to	16.82	33,803,307	1.61	1.25	to	1.65	15.72	to	15.26
Templeton Growth
	12/31/2011		616,553	10.28	to	9.91	7,483,273	1.91	1.25	to	1.75	(7.54)	to	(7.99)
	12/31/2010		693,180	11.12	to	10.77	9,186,491	1.65	1.25	to	1.75	6.21	to	5.69
	12/31/2009		737,478	10.47	to	10.19	9,237,168	1.52	1.25	to	1.75	29.19	to	28.54
	12/31/2008		808,628	8.10	to	7.93	7,867,291	2.50	1.25	to	1.75	(44.20)	to	(44.48)
	12/31/2007		893,833	14.51	to	14.33	15,922,049	1.39	1.25	to	1.65	0.86	to	0.45
TA WMC Diversified Growth
	12/31/2011		10,067,558	8.60	to	8.47	86,075,445	—	1.35	to	1.75	(5.88)	to	(6.25)
	12/31/2010		9,135,042	9.16	to	9.03	83,113,444	—	1.25	to	1.75	15.33	to	14.76
	12/31/2009		—	7.94	to	7.87	—	—	1.25	to	1.75	27.67	to	27.03
	12/31/2008	(1)	—	6.22	to	6.20	—	—	1.25	to	1.75	(42.64)	to	(42.83)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Morgan Stanley Growth Opportunities
	12/31/2011		2,756,449	$10.69	to	$10.49	$29,191,997	—%	1.25%	to	1.75%	(10.80)%	to	(11.23)%
	12/31/2010		2,566,573	11.98	to	11.82	30,547,335	—	1.25	to	1.75	33.12	to	32.46
	12/31/2009		1,531	9.00	to	8.92	13,697	—	1.25	to	1.75	33.45	to	32.78
	12/31/2008	(1)	—	6.75	to	6.72	—	—	1.25	to	1.75	(36.70)	to	(36.91)
TA Systematic Small/Mid Cap Value
	12/31/2011		1,088,968	10.88	to	10.68	11,742,132	—	1.25	to	1.75	(4.46)	to	(4.93)
	12/31/2010		970,062	11.39	to	11.23	10,975,254	—	1.25	to	1.75	27.78	to	27.15
	12/31/2009		119,887	8.91	to	8.83	1,063,649	—	1.25	to	1.75	40.80	to	40.10
	12/31/2008	(1)	43,723	6.33	to	6.30	276,211	4.67	1.25	to	1.75	(39.10)	to	(39.31)
TA AEGON Flexible Income
	12/31/2011		512,834	1.16	to	1.14	590,421	5.58	1.25	to	1.75	2.38	to	1.88
	12/31/2010		228,317	1.13	to	1.12	257,203	6.03	1.25	to	1.75	11.08	to	10.53
	12/31/2009	(1)	250,430	1.02	to	1.02	254,676	0.53	1.25	to	1.75	1.72	to	1.66

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

5.	Administrative, Mortality, and Expense Risk Charges

TALIC deducts an annual charge, not to exceed $50, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6.	Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2011

8.	Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B this Registration Statement.

(b)	Exhibits

	(1)		Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account D. Note 1

	(2)		Not Applicable.

	(3)	(a)	Form of Underwriting Agreement between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. Note 2

		(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

		(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

		(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

(e)	Amended and Restated Underwriting Agreement between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 20

(4)	(a)	Form of Contract for the Flexible Premium Individual Variable Annuity. Note 5

	(b)	Individual Retirement Annuity Endorsement. Note 5

	(c)	Endorsement for Withdrawals Not Subject To A Contingent Deferred Sales Charge. Note 5

	(d)	Death Benefit Endorsement ML056. Note 5

	(e)	Guaranteed Minimum Income Benefit Rider. Note 5

(5)		Form of Application for the Flexible Premium Individual Variable Annuity. Note 5

(6)	(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 6

(a)	(1)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Transamerica Advisors Life Insurance Company. Note 19

	(b)	Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. Note 6

(b)	(1)	Amended and Restated By-Laws of Transamerica Advisors Life Insurance Company. Note 19

(7)		Reinsurance Agreements.

	(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 17

(a)	(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 17

	(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Notes 17

(b)	(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 17

	(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 17

(c)	(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 17

(8)	(a)	Amended General Agency Agreement. Note 7

	(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency Inc. Note 6

	(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc. Note 6

(d)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc. Note 7

(e)	Form of Participation Agreement between FAM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(f)	Form of Participation Agreement between AIM Equity Funds, AIM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(g)	Form of Participation Agreement between AIM Funds Group, AIM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(g)	(1)	Amendment to Participation Agreement (AIM). Note 20

(h)	Form of Participation Agreement between Alliance Global Investor Services, Inc., Alliance Fund Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 8

(i)	Form of Participation Agreement between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 8

(j)	Form of Participation Agreement between American Funds Service Company, American Funds Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(k)	Form of Participation Agreement between Davis New York Venture Fund, Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 8

(l)	Form of Participation Agreement between Delaware Distributors L.P., Delaware Group Equity Funds, and Merrill Lynch Life Insurance Company. Note 8

(m)	Form of Participation Agreement between Fidelity Distributors Corporation and Merrill Lynch Life Insurance Company. Note 8

(m)	(1)	Amendment to Participation Agreement (Fidelity). Note 20

(n)	Form of Participation Agreement between Lord Abbett Family of Funds, Lord Abbett Distributor LLC, and Merrill Lynch Life Insurance Company. Note 8

(o)	Form of Participation Agreement between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(p)	Form of Participation Agreement between Oppenheimer Funds Distributor, Inc. and Merrill Lynch Life Insurance Company. Note 8

(q)	Form of Participation Agreement between PIMCO Funds Distributors LLC, Allianz Dresdner Asset Management of America L.P., and Merrill Lynch Life Insurance Company. Note 8

(r)	Form of Participation Agreement between The Putnam Funds, Putnam Retail Management Limited Partnership, and Merrill Lynch Life Insurance Company. Note 8

(s)	Form of Participation Agreement between Seligman Value Fund Series, Inc., Seligman Advisors, Inc., and Merrill Lynch Life Insurance Company. Note 8

(t)	Form of Participation Agreement between Franklin Templeton Funds Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(u)	Form of Participation Agreement between Van Kampen Equity Trust, Van Kampen Comstock Fund, Van Kampen Equity and Income Fund, Van Kampen Funds, Inc., and Merrill Lynch Life Insurance Company. Note 8

(v)	Form of Amendment to Participation Agreement among Merrill Lynch Life Insurance Company, AIM Equity Funds and AIM Distributors, Inc. Note 9

(w)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 10

(x)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. Note 10

(y)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 10

(z)	Form of Rule 22c-2 Shareholder Information Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 10

(aa)	Form of Rule 22c-2 Shareholder Information Agreement Between American Funds Service Company and Merrill Lynch Life Insurance Company. Note 11

(bb)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 12

(cc)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis New York Venture Fund, Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 11

(dd)	Form of Rule 22c-2 Shareholder Information Agreement Between Delaware Distributors, L.P., Delaware Service Company, Inc. and Merrill Lynch Life Insurance Company. Note 11

(ee)	Form of Rule 22c-2 Shareholder Information Agreement Between Fidelity Distributors Corporation and Merrill Lynch Life Insurance Company. Note 11

(ff)	Form of Rule 22c-2 Shareholder Information Agreement Between Lord Abbett Distributor LLC and Merrill Lynch Life Insurance Company. Note 11

(gg)	Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 10

(hh)	Form of Rule 22c-2 Shareholder Information Agreement Between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Merrill Lynch Life Insurance Company. Note 11

(ii)	Form of Rule 22c-2 Shareholder Information Agreement Between Putnam Retail Management Limited Partnership and Merrill Lynch Life Insurance Company. Note 11

(jj)	Form of Rule 22c-2 Shareholder Information Agreement Between The Seligman Funds and Merrill Lynch Life Insurance Company. Note 11

(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between Franklin/Templeton Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 11

(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 10

(mm)	Form of Amendment to Participation Agreement by and among Alliance Global Investor Services, Inc., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. Note 11

(nn)	Form of Amendment to Participation Agreement by and among Seligman Value Fund Series, Inc., Seligman Advisors, Inc. and Merrill Lynch Life Insurance Company. Note 11

(oo)	Shareholder Service Agreement by and among AIM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 16

(pp)	Shareholder Service Agreement by and among AllianceBernstein Investments, Inc. and Merrill Lynch Life Insurance Company. Note 13

(qq)	Shareholder Service Agreement by and among Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 13

(rr)	Shareholder Service Agreement by and among Allianz Global Investors Distributors LLC (for PIMCO Funds) and Merrill Lynch Life Insurance Company. Note 13

(ss)	Amendment No. 2 to the Participation Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. Note 13

(tt)	Shareholder Service Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. Note 13

(uu)	Administrative Services Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. (Ultra Fund). Note 13

(vv)	Administrative Services Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. (Equity Income Fund). Note 13

(ww)	Shareholder Services Agreement by and among American Funds Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(xx)	Shareholder Services Agreement by and among BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(yy)	Shareholder Services Agreement by and among Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 13

(zz)	Shareholder Services Agreement by and among Delaware Distributors, L.P. and Merrill Lynch Life Insurance Company. Note 13

(aaa)	Shareholder Services Agreement by and among Franklin Templeton Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(bbb)	Shareholder Services Agreement by and among Lord Abbett Distributor LLC and Merrill Lynch Life Insurance Company. Note 13

(ccc)	Shareholder Services Agreement by and among OppenheimerFunds Distributor, Inc. and Merrill Lynch Life Insurance Company. Note 13

(ddd)	Administration, Shareholder Services and Distribution Agreement by and among Seligman Advisors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(eee)	Shareholder Service Agreement by and between Seligman Advisors, Inc. and Merrill Lynch Life Insurance Company. Note 16

(fff)	Shareholder Services Agreement by and among Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 13

(ggg)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 13

(hhh)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 14

(iii)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

(9)		Opinion and Consent of Counsel Note 21

(10)	(a)	Consent of Counsel Note 21

	(b)	Consent of independent registered public accounting firm. Note 21

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney Note 20

Note 1.	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-91098) dated June 25, 2002.

Note 2.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) dated April 25, 2008.

Note 3.	Incorporated by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) dated March 27, 2008.

Note 4.	Incorporated by reference to Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 5.	Incorporated by reference to Form N-4 Registration Statement (File No. 333-91098) dated June 25, 2002.

Note 6.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) dated December 10, 1996.

Note 7.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 1994.

Note 8.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-91098) dated September 20, 2002.

Note 9.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-91098) dated April 24, 2006.

Note 10.	Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 33-43773) dated April 17, 2007.

Note 11.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-91098) dated April 18, 2007.

Note 12.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) dated April 17, 2007.

Note 13.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-119364) dated April 28, 2008.

Note 14.	Incorporated by reference to Form 8-K (File No. 33-26322) dated August 17, 2007.

Note 15.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-118362) dated February 22, 2008.

Note 16.	Filed with Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-91098) dated April 29, 2008.

Note 17.	Filed with Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-91098) dated April 28, 2009.

Note 18.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-91098) dated April 23, 2010.

Note 19.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) dated September 30, 2010.

Note 20.	Filed with Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-91098) dated April 29, 2012.

Note 21.	Filed herewith

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President

Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Vice President, Corporate Controller, Chief Financial Officer and Treasurer

Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Secretary, Division General Counsel, and Vice President

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	AEGON USA Realty Advisors, LLC is the non-owner Manager	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.4675%) ; Monumental Life Insurance Company (8.5325%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Diversified Retirement Corporation	Delaware	100% AUSA Holding Company	Registered investment advisor

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments XXVI, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Sole Member - Investors Waranty of America, Inc.	Maintain property tax abatement

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Irrigation company

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant

Transamerica Distribution Finance – Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of February 28, 2012 was 5,439.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 — Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Shelley A. Mossman	(1)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$3,317,072	0	0	0

(1)	Fiscal Year 2011

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 20th day of April, 2012.

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
Depositor

*
Thomas A. Swank
President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Thomas A. Swank	Director and President	, 2012

* Robert R. Frederick	Director and Senior Vice President	, 2012

* John T. Mallett	Director and Vice President	, 2012

* Eric J. Martin	Director, Vice President, Corporate Controller, Chief Financial Officer and Treasurer	, 2012

/s/Darin D. Smith Darin D. Smith	Director, Vice President, Division General Counsel and Secretary	April 20, 2012

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No.

333-91098

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

9	Opinion and Consent of Counsel

10(a)	Consent of Counsel

10(b)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.